AMENDED AND RESTATED
                      CREDIT AGREEMENT


                 Dated as of March 28, 1995

                             and

          Amended and Restated as of July 31, 1996

                           among

                FAIRFIELD CAPITAL CORPORATION


              FAIRFIELD ACCEPTANCE CORPORATION


                 FAIRFIELD COMMUNITIES, INC.


              TRIPLE-A ONE FUNDING CORPORATION


              THE FIRST NATIONAL BANK OF BOSTON
                         as L/C Bank

                             and

            CAPITAL MARKETS ASSURANCE CORPORATION
        as Administrative Agent and Collateral Agent






                      TABLE OF CONTENTS


ARTICLE I
     DEFINITIONS  . ..... . . . . . . . . . . . . . . . .  2
     SECTION 1.01   Certain Definitions . . . . . . . . .  2
                    -------------------
     SECTION 1.02.  Accounting Terms  . . . . . . . . . .  3
                    ----------------
     SECTION 1.03.  Other Terms . . . . . . . . . . . . .  3
                    -----------
     SECTION 1.04.  Computation of Time Periods . . . . .  3
                    ---------------------------
ARTICLE II
     THE TRIPLE-A LOANS  ...... . . . . . . . . . . . . .  3
     ------------------
     SECTION 2.01.  The Triple-A Loans  . . . . . . . . .  3
                    ------------------
     SECTION 2.02.  Note. . . . . . . . . . . . . . . . .  4
                    ----
     SECTION 2.03.  Making the Triple-A Loans . . . . . .  5
                    -------------------------
     SECTION 2.04.  Reduction of Facility Limit.  . . . .  6
                    ---------------------------
     SECTION 2.05.  Repayments; Manner of Payment and
                    ---------------------------------
          Prepayment  . . . . . . . . . . . . . . . . . .  6
          ----------
     SECTION 2.06.  Interest on Triple-A Loans; Default
                    -----------------------------------
         Interest  . . . . . . . . . . . . . . . . . . .  7
         --------
    SECTION 2.07.  Voluntary and Mandatory Prepayment of
                   -------------------------------------
          Triple-A Loans  . . . . . . . . . . . . . . . .  8
          --------------
     SECTION 2.08.  Compensation  . . . . . . . . . . . .  9
                    ------------
     SECTION 2.09.  Increased Costs, Capital Adequacy . . 10
                    ---------------------------------
     SECTION 2.10.  Taxes . . . . . . . . . . . . . . . . 12
                    -----
     SECTION 2.11.  Fees  . . . . . . . . . . . . . . . . 13
                    ----
ARTICLE III
     CONDITIONS OF LENDING; ISSUANCE, AMENDMENT,
     ------------------------------------------
     EXTENSIONAND RENEWAL OF LETTER OF CREDIT . . . . . . 15
     ---------------------------------------
     SECTION 3.01.  Conditions Precedent to the Amendment
                    -------------------------------------
          and Restatement and to the Corresponding
          ----------------------------------------





          Borrowing.    . . . . . . . . . . . . . . . . . 15
          ---------
     SECTION 3.02. Conditions Precedent to Each Borrowing.16
                   --------------------------------------
     SECTION 3.03.  Letter of Credit. . . . . . . . . . . 21
                    ----------------
ARTICLE IV
     REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . 23
     ------------------------------
     SECTION 4.01.  Representations and Warranties of the
                    -------------------------------------
          Borrower  . . . . . . . . . . . . . . . . . . . 23
          --------
     SECTION 4.02.  Representations and Warranties Regarding
                    ----------------------------------------
        Each Pledged Contract in the Contract Pool  . . 31
        ------------------------------------------
     SECTION 4.03.  Representations and Warranties Regarding
                    ----------------------------------------
          the 1995 Contract Pool  . . . . . . . . . . . . 40
          ----------------------
     SECTION 4.04.  Representations and Warranties Regarding
                    ----------------------------------------
          the Contract Files. . . . . . . . . . . . . . . 40
          ------------------
ARTICLE V
     GENERAL COVENANTS  . . . . . . . . . . . . . . . . . 41
     -----------------
     SECTION 5.01.  Affirmative Covenants of the Borrower 41
                    -------------------------------------
     SECTION 5.02.  Negative Covenants of the Borrower. . 51
                    ----------------------------------
ARTICLE VI
     REPORTING REQUIREMENTS  . . . . . . . . . . . . . . 56
     ----------------------
     SECTION 6.01. Reporting Requirements of the Servicer 56
                   --------------------------------------
     SECTION 6.02.  Additional Reporting Requirements; FAC
                    --------------------------------------
          and FCI; SEC Filings  . . . . . . . . . . . . . 59
          --------------------
     SECTION 6.03.  Miscellaneous Borrower and Servicer
                    -----------------------------------
          Reporting Requirements  . . . . . . . . . . . . 62
          ----------------------
ARTICLE VII
           SECURITY INTEREST  . . . . . . . . . . . . . . 63
           ------------------

     SECTION 7.01.  Grant of  . . . . . . . . . . . . . . 63
                    --------
     SECTION 7.02.  Continuing Liability of the Borrower  65
                    ------------------------------------

     SECTION 7.03.  Filings; Further Assurances . . . . . 66
                    ----------------------------
     SECTION 7.04.  Place of Business; Change of Name.  . 68
                    ---------------------------------
     SECTION 7.05.  Lock-Box Accounts; Collection Account.68
                    -------------------------------------
     SECTION 7.06.  Collection Account. . . . . . . . . . 69
                    ------------------
     SECTION 7.07.  Spread Account. . . . . . . . . . . . 75
                    --------------
     SECTION 7.08.  Accounts, Generally.  . . . . . . . . 77
                    -------------------
     SECTION 7.09.  Rights of Obligors and Release of
                    ---------------------------------
          Contract Files  . . . . . . . . . . . . . . . . 77
          --------------
     SECTION 7.10.  Recordation of Assignments  . . . . . 78
                    --------------------------
     SECTION 7.11.  Releases  . . . . . . . . . . . . . . 79
                    --------
     SECTION 7.12.  Remarketing Obligations . . . . . . . 82
                    -----------------------
ARTICLE VIII
     THE LETTER OF CREDIT FACILITY. . . . . . . . . . . . 83
     -----------------------------
     SECTION 8.01.  Issuance of the Letter of Credit and
                    ------------------------------------
          Amendments. . . . . . . . . . . . . . . . . . . 83
          ----------
     SECTION 8.02.  L/C Reimbursement Obligations.  . . . 86
                    -----------------------------
     SECTION 8.03.  Letter of Credit Fees.  . . . . . . . 87
                    ---------------------
     SECTION 8.04.  Acceptance and Payment. . . . . . . . 88
                    ----------------------
     SECTION 8.05.  Modification and Extension. . . . . . 89
                    --------------------------
     SECTION 8.06.  Governing Rules.  . . . . . . . . . . 89
                    ---------------
     SECTION 8.07.  Grant of L/C Bank Lien. . . . . . . . 89
                    ----------------------
     SECTION 8.08.  Subordination of L/C Bank Lien and L/C
                    --------------------------------------
          Bank Obligations. . . . . . . . . . . . . . . . 90
          ----------------
     SECTION 8.09.  Preservation of Rights in Collateral. 92
                    ------------------------------------
     SECTION 8.10.  Rights Not Exclusive. . . . . . . . . 92
                    --------------------
     SECTION 8.11.  No Waiver.  . . . . . . . . . . . . . 93
                    ---------
     SECTION 8.13. The L/C Cash Collateral Account. . . 93 -------------------------------

ARTICLE IX
     SERVICING OF CONTRACT POOL . . . . . . . . . . . . . 96
     --------------------------
     SECTION 9.01.  Responsibility for Contract
                    ---------------------------
          Administration  . . . . . . . . . . . . . . . . 96
          --------------
     SECTION 9.02.  Standard of Care  . . . . . . . . . . 97
                    ----------------
     SECTION 9.03   Records . . . . . . . . . . . . . . . 97
                    -------
     SECTION 9.04.  Inspection  . . . . . . . . . . . . . 97
                    ----------
     SECTION 9.05.  Enforcement . . . . . . . . . . . . . 98
                    -----------
     SECTION 9.06.  Collateral Agent to Cooperate . . .  100
                    -----------------------------
     SECTION 9.07.Other Matters Relating to the Servicer 100
                  --------------------------------------
     SECTION 9.08.  Servicer Insurance Coverage . . . .  100
                    ---------------------------
     SECTION 9.09.  Servicing Compensation  . . . . . .  101
                    -----------------------
     SECTION 9.10.  Costs and Expenses  . . . . . . . .  101
                    ------------------
     SECTION 9.11.Servicer Representations and Warranties101
                  ---------------------------------------
     SECTION 9.12.  Additional Covenants of the Servicer 103
                    ------------------------------------
     SECTION 9.13.  Advances by Servicer  . . . . . . .  107
                    --------------------
     SECTION 9.14.  FCI and the Servicer  . . . . . . .  107
                    --------------------
     SECTION 9.15.  The Servicer not to Resign  . . . .  112
                    --------------------------
     SECTION 9.16.  Merger or Consolidation of, or
                    ------------------------------
          Assumption of the Obligations of Servicer . .  112
          -----------------------------------------
     SECTION 9.17.  Examination of Records  . . . . . .  113
                    ----------------------
ARTICLE X
    EVENTS OF DEFAULT; REMEDIES  . . . . . . .  . . . .  113
    ---------------------------
    SECTION 10.01.  Events of Default  . . . . . . . .  113
                    ------------------

     SECTION 10.02.  Remedies . . . . . . . . . . . . .  118
                     --------
     SECTION 10.03.  Optional Preservation of Collateral 119
                     -----------------------------------

     SECTION 10.04.  Restoration of Rights and Remedies  120
                     ----------------------------------
     SECTION 10.05.  Waiver of Stay or Extension Laws .  120
                     --------------------------------
     SECTION 10.06.  Sale of Collateral . . . . . . . .  120
                     ------------------
     SECTION 10.07.  Recovery of Judgment . . . . . . .  121
                     --------------------
ARTICLE XI
     SERVICER DEFAULTS . . . . . . . . . . . . . .  121
     -----------------
     SECTION 11.01.  Servicer Defaults  . . . . . . . .  121
                     -----------------
     SECTION 11.02.  Appointment of Successor . . . . .  125
                     ------------------------
     SECTION 11.03.  Certain Matters Affecting the Successor
                     ---------------------------------------
          Servicer  . . . . . . . . . . . . . . . . . .  126
          --------
ARTICLE XII
     INDEMNITIES  . . . . . . . . . . . . . . . .  127
     -----------
     SECTION 12.01.  Liabilities to Obligors  . . . . .  127
                     -----------------------
     SECTION 12.02.  Tax Indemnification  . . . . . . .  127
                     -------------------
     SECTION 12.03.  Servicer's Indemnities . . . . . .  127
                     ----------------------
     SECTION 12.04.  FAC's Indemnities  . . . . . . . .  128
                     -----------------
     SECTION 12.05.  Borrower's Indemnities . . . . . .  128
                     ----------------------
     SECTION 12.06.  Operation of Indemnities . . . . .  130
                     ------------------------
ARTICLE XIII
     THE COLLATERAL AGENT  . . . . . . . . . . .  130
     --------------------
     SECTION 13.01.  Authorization and Action.  . . . .  130
                     ------------------------
     SECTION 13.02.  Delegation of Duties . . . . . . .  131
                     --------------------
     SECTION 13.03.  Exculpatory Provisions . . . . . .  131
                     ----------------------
     SECTION 13.04.  Reliance by Collateral Agent.  . .  132
                     ----------------------------
     SECTION 13.05.  Notice of Termination Events; Etc.  132
                     ---------------------------------
     SECTION 13.06. Non-Reliance on Collateral Agent and ------------------------------------

          Other Secured Creditors . . . . . . . . . . .  133
          -----------------------
     SECTION 13.07.  Reimbursement and Indemnification.  133
                     ---------------------------------
     SECTION 13.08.  Collateral Agent in Its Individual
                     ----------------------------------
          Capacity  . . . . . . . . . . . . . . . . . .  134
          --------
     SECTION 13.09.  Successor Collateral Agents. . . .  134
                     ---------------------------
     SECTION 13.10.  UCC Filings and Title Certificates  135
                     ----------------------------------
ARTICLE XIV
     MISCELLANEOUS  . . . . . . . . . . . . . . .  135
     -------------
     SECTION 14.01.  Amendments, Etc. . . . . . . . . .  135
                     ----------------
     SECTION 14.02.  Notices, Etc.  . . . . . . . . . .  135
                     -------------
     SECTION 14.03.  No Waiver; Remedies  . . . . . . .  136
                     -------------------
     SECTION 14.04.  Binding Effect; Assignability;
                     ------------------------------
          Termination . . . . . . . . . . . . . . . . .  136
          -----------
     SECTION 14.05.  Release of Collateral  . . . . . .  137
                     ----------------------
     SECTION 14.06.  GOVERNING LAW; WAIVER OF JURY TRIAL 137
                     -----------------------------------

     SECTION 14.07.  Costs, Expenses and Taxes  . . . .  138
                     --------------------------
     SECTION 14.08.  Limitations on Payments  . . . . .  139
                     -----------------------
     SECTION 14.09.  Execution in Counterparts; Severability
                     ---------------------------------------
            . . . . . . . . . . . . . . . . . . . . . .  140

     SECTION 14.10.  No Bankruptcy Petition Against Triple-A
                     ---------------------------------------

            . . . . . . . . . . . . . . . . . . . . . .  140

     SECTION 14.11.  Further Assurances . . . . . . . .  140
                     ------------------











                         APPENDICES
                         ----------
APPENDIX A     Definitions List

APPENDIX B     Form of Letter of Credit

                          EXHIBITS
                          --------

EXHIBIT A      Form of Triple-A Note

EXHIBIT B      Notice of Borrowing

EXHIBIT C      List of Closing Documents

EXHIBIT D      Pro Forma Contract Grant Date Closing List

EXHIBIT E      List of Required Approvals

EXHIBIT F      List of Lock-Box Banks and Lock-Box Accounts

EXHIBIT G      Forms of Contracts

EXHIBIT H      Form of Lock-Box Agreement

EXHIBIT I      Servicing Officer's Certificate

EXHIBIT J      Certificate Requesting Release of Deed

EXHIBIT K      Form of Power of Attorney

EXHIBIT L      Form of Request for Issuance of Letter of
Credit

EXHIBIT M      Form of Request for Increase of Letter of
Credit

EXHIBIT N      Form of Request for Decrease of Letter of
               Credit

EXHIBIT O      Copy of 1994 Interest Rate Hedge Assignment

EXHIBIT P      Form of 1996 Interest Rate Hedge Assignment

EXHIBIT Q      Form of Borrowing Base Certificate

EXHIBIT R      Form of Assignment

EXHIBIT S      Form of Collateral Assignment

EXHIBIT T      Form of Assignment of Mortgage

EXHIBIT U      Form of Collateral Assignment of Mortgage

EXHIBIT V      Form of Release and Consent Agreement

EXHIBIT W      Form of Assignment of Credit Life Insurance

EXHIBIT X      Credit Standards and Collections Policies

EXHIBIT Y      Form of Eligible Hedge Agreement

EXHIBIT Z      Form of Remarketing Agreement

EXHIBIT AA     Form of Settlement Report

EXHIBIT BB     Form of Tax Sharing Agreement


                          SCHEDULES
                          ---------
SCHEDULE 4.02(u)    Environmental Disclosures

SCHEDULE 1          Contract Schedule

SCHEDULE 2          List of Developments

SCHEDULE 3          List of VOI Regimes



                    AMENDED AND RESTATED
                      CREDIT AGREEMENT


          AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 28, 1995, and amended and restated as of July 31, 1996 (the "Credit Agreement"), among FAIRFIELD CAPITAL
      ----------------
CORPORATION, a Delaware corporation (the "Borrower"),
                                          --------
TRIPLE-A ONE FUNDING CORPORATION, a Delaware corporation ("Triple-A"), FAIRFIELD ACCEPTANCE CORPORATION, a Delaware
  --------
corporation ("FAC"), in its capacity as Servicer hereunder
              ---
(in such capacity, the "Servicer"), FAIRFIELD COMMUNITIES,
                        -------
INC., a Delaware corporation ("FCI"), CAPITAL MARKETS
                               ---
ASSURANCE CORPORATION, a New York stock insurance company, individually ("CapMAC"), and as Collateral Agent and as
               ------
Administrative Agent (in such respective capacities, the "Collateral Agent" and the "Administrative Agent"), and THE
 ----------------           -------------------
FIRST NATIONAL BANK OF BOSTON ("FNBB"), as L/C Bank (in such
                                ----
capacity, the "L/C Bank").
               --------

                    W I T N E S S E T H:

          WHEREAS, pursuant to the Receivables Purchase
Agreement, the Borrower has purchased and otherwise acquired, and may from time to time in the future purchase and otherwise acquire, Contracts, related collateral therefor and other related property from FAC; and

          WHEREAS, the Borrower has requested that Triple-A make the Triple-A Loans to the Borrower, the proceeds of which shall be used to purchase such Contracts, related collateral and other related property from the Seller in accordance with the terms of the Receivables Purchase
Agreement; and

          WHEREAS, Triple-A will fund such loans by (i) the issuance of Transaction Commercial Paper Notes or (ii) if
Triple-A is unable for any reason to issue Commercial Paper
Notes, by borrowing under the Liquidity Agreement, dated as of the date hereof, among Triple-A, the Liquidity Banks and the Liquidity Agent; and

          WHEREAS, as a condition precedent to the foregoing Triple-A Loans, the Borrower has agreed to grant a security interest in favor of the Collateral Agent, for the benefit of each of the Collateral Agent, the Administrative Agent, Triple-A, and the Surety, in all of its right, title and interest in, to and under the Collateral as described herein, in order to secure the Obligations as described herein; and

          WHEREAS, as a further condition precedent to the foregoing Triple-A Loans, the L/C Bank has agreed to issue the Letter of Credit for the account of the Borrower, pursuant to a committed letter of credit facility in favor of the Collateral Agent, for the benefit of itself, the Administrative Agent, Triple-A and the Surety; and

          WHEREAS, as a condition precedent to the issuance of the Letter of Credit, the Borrower has agreed to grant a subordinated security interest in favor of the Collateral Agent, for the benefit of the L/C Bank, in all of its right, title and interest in, to and under the Collateral as described herein, in order to secure the L/C Bank Obligations as described herein; and

          WHEREAS, as a further condition precedent to the making of Triple-A Loans, pursuant to the terms of the Insurance Agreement among the Surety, the Liquidity Agent, the Borrower and Triple-A, the Surety has agreed to issue the Surety Bonds to guarantee repayment of the Triple-A
Loans and advances to Triple-A made by the Liquidity Banks under the Liquidity Agreement; and

          WHEREAS, subject to the terms and conditions set forth herein, Triple-A is willing to make the Triple-A Loans to the Borrower, the L/C Bank is willing to issue the Letter of Credit (and to amend the Letter of Credit from time to time hereafter, as provided herein), the Surety has agreed to issue the Surety Bonds, FAC has agreed to act as Servicer of the Pledged Contracts and FCI has agreed to guarantee the servicing obligations of FAC hereunder;

          WHEREAS, the parties hereto (other than the L/C
Bank) previously entered into that certain Credit Agreement dated as of March 28, 1995 (the "Original Credit Agreement")
                                 -------------------------
pursuant to which a Triple-A Loan was made by Triple-A to the Borrower and a security interest was granted by the Borrower to the Collateral Agent in and to the 1995 Contract Pool and related Collateral;

          WHEREAS, the parties hereto wish to enter into this Credit Agreement in order to amend and restate the Original Credit Agreement, and to evidence the terms and conditions on which, from and after the Effective Restatement Date, Triple-A will make Triple-A Loans on Borrowing Dates, the Borrower will make additional Grants of Contracts on Contract Grant Dates, and the L/C Bank will issue the Letter of Credit, and amend the Letter of Credit from time to time hereafter;

          NOW, THEREFORE, the parties hereto agree as follows:








                          ARTICLE I

                         DEFINITIONS

          SECTION 1.01   Certain Definitions.  As used in
                         -------------------
this Credit Agreement, the Triple-A Note or any certificate or other document made or delivered pursuant hereto or thereto, the capitalized terms used herein and therein shall, unless otherwise defined herein or therein, have the meanings assigned to them in the Definitions List attached hereto as Appendix A, the terms of which are incorporated
          ----------
herein by reference (the "Definitions List").
                          ----------------
          SECTION 1.02.  Accounting Terms.  As used herein,
                         ----------------
in the Triple-A Note and in any certificate or other document made or delivered pursuant hereto and thereto, accounting terms not otherwise defined herein and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under GAAP.

          SECTION 1.03.  Other Terms.  (a)  All other
                         -----------
undefined terms contained in this Credit Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

          (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Credit
Agreement shall refer to this Credit Agreement as a whole, as amended, restated, supplemented or otherwise modified from time to time after the date hereof, and not to any particular provision of this Credit Agreement, and Section, subsection, Schedule and Exhibit references are to this Credit Agreement unless otherwise specified.

          (c) Capitalized terms used herein and in the Triple-A Note shall be equally applicable to both the singular and plural forms of such terms.

          SECTION 1.04.  Computation of Time Periods.  In
                         ---------------------------
this Credit Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" shall each mean "to but excluding."


                         ARTICLE II

                     THE TRIPLE-A LOANS
                     ------------------
          SECTION 2.01.  The Triple-A Loans.  (a) Subject to
                         ------------------
the terms and conditions hereof, Triple-A agrees to make loans ("Triple-A Loans") on Contract Grant Dates, on not
        --------------
more than three occasions during the period from the Effective Restatement Date to the Termination Date (and, in the event that the Scheduled Termination Date is extended for one or more additional 12-month periods, on not more than three occasions during each such 12-month extension period), in an aggregate outstanding principal amount not to exceed at any time the lowest of (i) the Facility Limit in effect at such time, (ii) the Borrowing Base in effect at such time, (iii) the Eligible Contract Pool Principal Balance in effect at such time less the Minimum O/C Amount, or

                      3

(iv) the aggregate principal amount of advances and
unused commitments of the Liquidity Banks under the Liquidity Agreement; provided, however, that the first
                     --------  -------
Borrowing to take place hereunder shall occur on the Effective Restatement Date and the third Borrowing to take place hereunder after the Effective Restatement Date may not occur prior to the end of the ninth month after the Effective Restatement Date (and in the event that the Scheduled Termination Date is extended for one or more additional 12-month periods, the third borrowing in any such 12-month extension period may not occur prior to the end of the ninth month from the beginning of such 12-month extension period). The Triple-A Loan made on the Effective Restatement Date shall be made in a principal amount of greater than or equal to $24,000,000, the next succeeding Triple-A Loan shall be made in a principal amount of greater than or equal to $25,000,000, and the third Triple-A Loan to be made hereunder shall be made in a principal amount of greater than or equal to $20,000,000 (and in the event that the Scheduled Termination Date is extended for one or more additional 12-month periods, each of the first and second Triple-A Loans to be made in any such 12-month extension period shall be in principal amounts of greater than or equal to $25,000,000, and the third Triple-A Loan to be made in any such 12-month extension period shall be in a principal amount of greater than or equal to $20,000,000). Notwithstanding anything in the foregoing to the contrary, under no circumstances shall Triple-A make any Triple-A Loan if, after giving effect thereto, either an O/C Shortfall or a Borrowing Base Shortfall would exist.

          (b) The Borrowing Base in effect on any date shall be determined by reference to the most recent Settlement Report delivered by the Servicer to Triple-A in accordance with Section 6.01(b) hereof, as adjusted (i) on the most
     ---------------
recent Contract Grant Date (if any), to reflect additional Eligible Contracts sold to the Borrower by FAC and Granted to the Collateral Agent since the delivery of such Settlement Report (if any), (ii) on any Settlement Date, to reflect Collections received and applied pursuant to the terms hereof on or prior to the next preceding Determination Date, and (iii) on any Settlement Date, to eliminate from the Eligible Contract Pool Principal Balance the outstanding Principal Balance of any Pledged Contracts which are either Defaulted Contracts or Defective Contracts, or which are otherwise not Eligible Contracts, as of the next preceding Determination Date.

          (c) All of the Triple-A Loans shall mature, and become due and payable, on the Maturity Date.

          SECTION 2.02.  Note.  All of the Triple-A Loans
          ------------   ----
shall be evidenced by the amended and restated promissory
note in the form attached hereto as Exhibit A (the "Triple-A
                                    ---------       --------
Note") appropriately completed, duly executed and delivered
----
on behalf of the Borrower and payable to the order of Triple-A. The Borrowing

                            5

Date and principal amount of each
Triple-A Loan, the interest rate and Interest Period applicable thereto and each repayment or prepayment of principal thereof shall be recorded in Triple-A's internal records and, prior to any transfer of the Triple-A Note, on the grid schedule annexed thereto, and the Borrower hereby authorizes Triple-A to make such recordation; provided,
                                              --------
however, that the failure of Triple-A to set forth any or
------
all of such information on such schedule or any error in such schedule shall not in any manner affect the obligation of the Borrower to repay the Triple-A Loans in accordance with the terms hereof and of the Triple-A Note. Such updated grid schedules, or other proper records maintained by Triple-A (or by the Administrative Agent on behalf of Triple-A) in lieu thereof, shall be presumptively correct evidence of the Triple-A Loans made by Triple-A to the Borrower. The aggregate outstanding principal amount of the Triple-A Loans at any time shall be the aggregate principal amount owing on the Triple-A Note at such time.

          SECTION 2.03.  Making the Triple-A Loans.
                         -------------------------
          (a) Notice of Borrowing.  Whenever the Borrower
              -------------------
wishes to make a Borrowing hereunder of Triple-A Loans, it shall deliver to Triple-A a notice ("Notice of Borrowing")
                                     -------------------
in substantially the form of Exhibit B hereto no later than
                             ---------
11:00 A.M. (New York City time) on the Business Day immediately prior to the proposed Borrowing Date; provided
                                                  --------
that, if the Borrower requests that the Borrowing be funded with the proceeds of Eurodollar Rate Advances, such notice shall be given not later than 11:00 A.M. (New York City time) at least three (3) Business Days prior to the proposed Borrowing Date. Each Notice of Borrowing shall be by telephone or facsimile transmission (in the case of any such notice by telephone, confirmed immediately in writing) and shall specify therein the proposed (1) Borrowing Date of such Borrowing, which shall be a Contract Grant Date,
(2) aggregate amount of such Borrowing requested (which amount shall be greater than or equal to $25,000,000 for the Triple-A Loan made on the Effective Restatement Date and the next succeeding Triple-A Loan, and greater than or equal to $20,000,000 in the case of the third Triple-A Loan to be made hereunder) and (3) proposed Interest Period relating thereto and the proposed principal amount of each Triple-A Loan to be allocated to each Interest Period. Each Notice of Borrowing shall be irrevocable and binding on the Borrower.

          (b) Selection of Interest Periods.  Promptly upon
              -----------------------------
receiving each Notice of Borrowing, the Administrative Agent shall, following its review of the Borrower's proposal, select (in the exercise of its sole discretion) the Interest Periods for the Triple-A Loan thereby requested. At least one Business Day prior to the last day of each Interest Period for any Triple-A Loan, the Borrower shall request new Interest Periods for all Triple-A Loans, or any portions thereof, the Interest Periods of which are then ending and which are not to be prepaid as provided in Section 2.07 below; provided that, in the case of any Interest Period for
   ------------
a Triple-A Loan for which interest is requested to be
determined by reference to the Eurodollar Rate, such request shall be given not later than 11:00 A.M. (New York City
time) at least three (3) Business Days prior to the last day of the relevant Interest Period; and provided further that
                                     ----------------
(x) the portion of any Triple-A Loan assigned to an Interest
Period for which interest is requested to be determined by
reference to the Eurodollar Rate shall not be less than
$1,000,000, and (y) any other portion of a Triple-A Loan
assigned to an Interest Period shall not be less than
$200,000.  The Administrative Agent shall, on the date of
any Borrowing hereunder and, so long as such Triple-A Loan
is outstanding, on the first day of each successive Interest
Period for such Triple-A Loan, notify the Collateral Agent
and the Borrower of the duration of the relevant Interest
Period and the interest rate which will be applicable to the
Triple-A Loans during such Interest Period as described in
Section 2.06 below.  Any Interest Period that commences
------------
before the Termination Date and would otherwise end on a date occurring after the Termination Date shall end on the Termination Date and the duration of any Interest Period that commences on or after the Termination Date shall be of such duration as shall be selected by the Administrative
Agent. In addition, if a CP Disruption shall have occurred and be continuing, Triple-A, or the Administrative Agent on its behalf, may, upon notice to the Borrower, terminate any Interest Period then in effect if Triple-A has funded the Triple-A Loan allocated to such Interest Period by issuing
Transaction Commercial Paper Notes.  All outstanding Triple-
A Loans (and all outstanding portions thereof) shall be assigned an Interest Period at all times, which Interest
Periods will be limited as set forth in the definition thereof.

          (c) Funding.  Triple-A shall on the proposed
              -------
Borrowing Date of each Borrowing, subject to satisfaction of the applicable conditions set forth in Article III and the
                                       -----------
limitations set forth in Section 2.01, make available to the
                         ------------
Borrower a wire transfer of such funds to the Borrower in accordance with the Borrower's written wire transfer instructions.

          SECTION 2.04.  Reduction of Facility Limit.  The
                         ---------------------------
Borrower shall have the right, at any time upon at least
three (3) Business Days' notice to Triple-A, to terminate in whole or reduce in part the unused portion of the Facility
Limit in a minimum amount of $1,000,000 and increments of $1,000,000 in excess thereof; provided, that in no event
                              --------
shall the Facility Limit be reduced to less than the
aggregate principal amount of the Triple-A Loans then outstanding. Any such termination shall be without premium or penalty of any kind, except for any indemnification which may be owed in connection with such termination pursuant to
Section 2.08.
------------
          SECTION 2.05.  Repayments; Manner of Payment and
                         ---------------------------------
Prepayment.  Each of the Triple-A Loans shall be payable in full
-----------
on the Maturity Date. Each payment hereunder or prepayment of principal of and interest on the Triple-A Note and each payment of fees, premiums, indemnities and all other amounts payable by the Borrower hereunder shall be made by the Borrower in immediately available funds to the Person to which such payment is owed not later than 11:30
A.M. (New York City time) on the date on which payable.
Payments received by a required recipient hereunder after such time shall be deemed to have been received on the next Business Day. All payments by the Borrower under this Credit Agreement and the Triple-A Note shall be made without setoff, deduction or counterclaim and the Borrower agrees to pay on demand any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Triple-A Note or from the execution, delivery or registration of, or otherwise with respect to, this Credit Agreement or the Triple-A Note. Whenever any payment to be made hereunder or under the Triple-A Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next applicable Business Day and interest shall be payable at the applicable rate during such extension; provided, that if such extension would cause payment of interest on or principal of any Eurodollar Loan to be made in the next following month, such payment shall be made on the next preceding Business Day.


          SECTION 2.06.  Interest on Triple-A Loans; Default
                         -----------------------------------
Interest.
--------

          (a) The Borrower shall pay to Triple-A, as interest on the Triple-A Loans outstanding, the following amounts on the following dates:

          (i) on any Interest Payment Date for Triple-A
     Loans being funded or maintained through the issuance of Transaction Commercial Paper Notes, interest on such Triple-A Loans in an amount equal to the imputed interest on such maturing
     Transaction Commercial Paper Notes plus the CP
     Dealer Fee on any such maturing Transaction
     Commercial Paper Notes;

          (ii) on any Interest Payment Date for Triple-
     A Loans funded or maintained through the making of Base Rate Advances under the Liquidity Agreement, accrued and unpaid interest on such Triple-A Loans at a per annum rate equal to the Base Rate, computed on the basis of the actual number of days elapsed over a year of 360 days; and

          (iii) on any Interest Payment Date for Triple-A
     Loans funded or maintained through the making of Eurodollar Rate Advances under the Liquidity Agreement, accrued and unpaid interest on such Triple-A Loans at a rate per annum equal at all times during each applicable Interest Period for
     each such Triple-A Loan to the Eurodollar Rate for such
     Interest Period, plus
                      ----
               (1) 0.50% for the first 24 months that the underlying Eurodollar Rate Advance remains outstanding,

               (2) 0.75% from the 25th month to the 49th month that the underlying Eurodollar Rate Advance remains outstanding,

               (3) 1.0% from the 49th month and for as long thereafter as the underlying Eurodollar Rate
          Advance remains outstanding,

     each computed on the basis of the actual number of days elapsed over a year of 360 days.

          (b)  Following the occurrence and during the con-
tinuance of an Event of Default, and from and after the due
date of any Triple-A Loan until such Triple-A Loan is paid
in full, the Borrower shall pay interest to Triple-A,
payable on demand, on the outstanding principal amount of
each Triple-A Loan for each day until paid in full at a per
annum rate equal to two percent (2%) plus the otherwise
                                     ----
applicable rate for such Triple-A Loan for such day.

          SECTION 2.07.  Voluntary and Mandatory Prepayment
                         ---------------------------------
of Triple-A Loans.  (a)  The Borrower shall have the right
-----------------
on any Business Day and from time to time to prepay any Triple-A Loans, in whole or in part, upon at least three Business Days' written notice to the Administrative Agent, which notice shall specify the proposed prepayment date and the amount of such prepayment, provided that (i) any partial
                               --------
prepayment shall be equal to an integral multiple of $1,000,000; (ii) the Borrower shall, in connection with any such prepayment, indemnify Triple-A and hold Triple-A harmless from any funding loss pursuant to the terms of
Section 2.08, and (iii) any such voluntary prepayment, to
------------
the extent made with funds on deposit in the Collection Account, shall be made subject to the provisions of Section
                                                    -------
7.06.  If any such notice is given, the amount specified in
----
such notice shall be presumed correct absent manifest error and shall be due and payable on the date specified therein. Each notice of prepayment shall be irrevocable and binding on the Borrower.

          (b)  On each Settlement Date prior to the
Liquidation Trigger Date, the Borrower shall be obligated to make principal repayments of the Triple-A Loans in an amount equal to the greatest of:

     (i) an amount equal to the product of (a) the Triple-A Loan Percentage on such date and (b) the aggregate amount of all principal payments received on the Pledged Contracts during the next preceding Settlement Period whether
     scheduled or unscheduled, and
     whether by virtue of Obligor payments, liquidation
     proceeds, Insurance Proceeds or other sources
     (excluding, however, all amounts received by the
      ---------  -------
     Borrower under the Receivables Purchase Agreement in respect of payments of amounts of Repurchase Price);

     (ii)      the Borrowing Base Shortfall then in effect;
and

     (iii)     the O/C Shortfall then in effect.

          To the extent any such repayments are made with funds on deposit in the Collection Account, such repayments shall be subject to the provisions of Section 7.06(b).
                                      --------------
          (c)  On each Business Day from and after the
Liquidation Trigger Date, the Borrower shall be obligated to make principal repayments of the Triple-A Loans in an amount equal to the lesser of (i) the aggregate amount of funds remaining on deposit in the Collection Account on such day (other than any funds retained in the Collection Account in respect of Carrying Costs then accrued and unpaid to the extent required under Section 7.06(d)) after giving effect
                      ---------------
to the required applications of such funds pursuant to clauses (i) through (viii) of Section 7.06(d), and (ii) the
                              --------------
then outstanding principal balance of the Triple-A Loans.

          (d) In the event of any prepayment or repayment of
a Triple-A Loan or any portion thereof on any date other
than the last day of the Interest Period applicable thereto, the Borrower shall indemnify Triple-A and hold Triple-A harmless from any funding loss (in an amount equal to the amount of interest Triple-A would have received but for such prepayment through the last day of the relevant Interest Period less the interest earned on investing such funds) and expense which Triple-A may sustain or incur as consequence of such prepayment in accordance with Section 2.08.
                                      ------------
          SECTION 2.08.  Compensation.  The Borrower shall
                         ------------
compensate Triple-A, upon its written request, for all losses, expenses and liabilities, including, without limitation, any indemnification payments owed by Triple-A pursuant to the Liquidity Agreement, on account of any liquidation or reemployment of deposits or other funds acquired by such party to make, fund or maintain a Triple-A Loan hereunder, (i) if for any reason the funding of any Triple-A Loan does not occur on a date specified therefor in the Notice of Borrowing; (ii) if for any reason any payment, prepayment or conversion of principal of any Triple-A Loan occurs on a date which is not the last day of the Interest Period for such Triple-A Loan or (iii) as a consequence of any required prepayment of any Triple-A Loan or required conversion of any Eurodollar Rate Advance prior to the last day of the Interest Period for the relevant Triple-A Loan. Any request for compensation under this Section 2.08 shall be accompanied by a copy of a statement from Triple-A or the Administrative Agent on its behalf setting forth in reasonable detail the basis for requesting compensation and the determination of the amount thereof in such statement shall be conclusive and binding for all purposes, absent manifest error.

          SECTION 2.09.  Increased Costs, Capital Adequacy.
                         ---------------------------------
          (a)  If, after the date hereof due to either
(i) the introduction of or any change in or to the interpretation of any law or regulation by the governmental authority that promulgated or administers compliance with such law or regulation (other than laws or regulations with respect to income taxes or any change by way of imposition or increase of reserve requirements included in the Eurodollar Reserve Percentage) or (ii) the compliance with any guideline or request from any central bank or other fiscal, monetary or governmental authority, rating agency or similar agency (whether or not having the force of law), and taking into account the obligations of the Liquidity Banks under the Liquidity Agreement, the obligations of CapMAC under the Surety Bonds and/or the Insurance Agreement, and the obligations of the L/C Bank under this Credit Agreement, the Letter of Credit and otherwise in connection with Triple-A's asset-supported financing business, any reserve or deposit or similar requirement shall be imposed, modified or deemed applicable or, any basis of taxation shall be changed or any other condition shall be imposed, and there shall be any increase in the cost to Triple-A (either directly or indirectly through any increase in the costs to the Liquidity Banks, CapMAC, or the L/C Bank) of making, funding, or maintaining Triple-A Loans or in the cost to Triple-A of agreeing to make, fund, or maintain Triple-A Loans (including the reduction of any sum received or amount of principal or interest receivable under the Pledged Contracts), or in the cost to CapMAC or the L/C Bank of issuing, amending, renewing or extending, or making, funding or maintaining any payments under, the Surety Bonds, the Insurance Agreement or the Letter of Credit, or in agreeing to issue, amend, renew, or extend, or make, fund or maintain payments under, the Surety Bonds, the Insurance Agreement or the Letter of Credit, then the Borrower shall from time to time, upon demand by Triple-A, CapMAC or the L/C Bank (as the case may be), by the submission of the certificate described below, pay to Triple-A, CapMAC or the L/C Bank (as the case may be), additional amounts sufficient to compensate Triple-A, CapMAC or the L/C Bank (as the case may
be), for such increased cost; provided, however, that in the
                              --------  -------
case of any such increased cost incurred solely as a result of compliance with any guideline or request of any rating agency, the Borrower's obligation to pay any additional amounts identified on the certificate described below by way of compensation shall neither accrue, nor become due and payable, prior to the 90th day following the Borrower's receipt of such certificate (it being understood that the Borrower shall have no obligation to pay any such additional amount incurred solely as a result of a guideline or request of a rating agency if all outstanding Triple-A Loans and any other amounts outstanding hereunder are repaid in full and in cash, and the Borrower shall have terminated the obligations of the other parties hereto, prior to such 90th day following the Borrower's receipt of such certificate).
A certificate setting forth in reasonable detail the amount of such increased cost submitted to the Borrower by Triple-A, CapMAC or the L/C Bank (as the case may be), or the Administrative Agent on behalf of Triple-A shall be conclusive and binding for all purposes, absent manifest error.

          (b) If any of Triple-A, CapMAC, the L/C Bank or any Liquidity Bank determines that compliance with any law or regulation or any guideline or request or any written interpretation from any central bank or other fiscal, monetary or governmental authority, rating agency or similar agency (whether or not having the force of law) which is introduced, implemented or received by Triple-A, CapMAC, the L/C Bank or such Liquidity Bank after the Closing Date, affects or would affect capital adequacy or the amount of capital required or expected to be maintained by Triple-A, CapMAC, the L/C Bank or such Liquidity Bank or any corporation controlling Triple-A, CapMAC, the L/C Bank or such Liquidity Bank and that the amount of such capital is increased by or based upon the Triple-A Loans or the existence of this Credit Agreement, the Surety Bonds, the Letter of Credit or the Insurance Agreement, or upon the "Advances" of a Liquidity Bank, or such Liquidity Bank's commitment to lend under the Liquidity Agreement, or the L/C Bank's commitment to issue, amend, renew or extend the Letter of Credit, and other commitments of that type, or has or would have the effect of reducing such Person's rate of return on capital, then, upon demand by Triple-A, the Administrative Agent on its behalf, CapMAC or the L/C Bank (as the case may be), by the submission of the certificate described below, the Borrower shall pay to Triple-A, CapMAC or the L/C Bank (as the case may be), from time to time as specified by Triple-A, CapMAC or the L/C Bank (as the case may be), additional amounts sufficient to compensate Triple-A, the relevant Liquidity Bank, CapMAC or the L/C Bank (as the case may be), in the light of such circumstances, to the extent that Triple-A, CapMAC or the L/C Bank (as the case may be) reasonably determines such increase in capital to be allocable to the Triple-A Loans or the existence of this Credit Agreement, the Surety Bonds, the Letter of Credit or the Insurance Agreement, or upon the "Advances" of a Liquidity Bank or such Liquidity Bank's commitment to lend under the Liquidity Agreement, or the L/C Bank's commitment to issue, amend, renew or extend the Letter of Credit, and other commitments of that type, or to the extent that Triple-A owes compensation to CapMAC or to a Liquidity Bank in respect of or on account of such events; provided,
                                            --------
however, that in the case of any such increase in capital
-------
required solely as a result of compliance with any guideline, request or written interpretation of any rating agency, the Borrower's obligation to pay any additional amounts identified on the certificate described below by way
of compensation shall neither accrue, nor become due and payable, prior to the 90th day following the Borrower's receipt of such certificate (it being understood that the Borrower shall have no obligation to pay any such additional amount incurred solely as a result of a guideline or request of a rating agency if all outstanding Triple-A Loans and any other amounts outstanding hereunder are repaid in full and in cash, and the Borrower shall have terminated the obligations of the other parties hereto, prior to such 90th day following the Borrower's receipt of such certificate).
A certificate setting forth in reasonable detail such amounts submitted to the Borrower by Triple-A or the Administrative Agent on its behalf, CapMAC or the L/C Bank (as the case may be), shall be conclusive and binding for all purposes, absent manifest error.

          SECTION 2.10.  Taxes.  (a) All payments made by
                         -----
the Borrower, FCI or the Servicer (if the Servicer is FAC or an Affiliate of FAC) under this Credit Agreement, the Insurance Agreement and the Triple-A Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority having taxing authority, excluding net income taxes and franchise taxes (imposed in lieu of income taxes) imposed on Triple-A, CapMAC, or the L/C Bank as a result of any present or former connection between the jurisdiction of the government or taxing authority imposing such tax or any political subdivision or taxing authority thereof or therein and Triple-A, CapMAC, or the L/C Bank (excluding a connection arising solely from Triple-A, CapMAC, or the L/C Bank having executed, delivered or performed its obligations or received a payment under, or enforced, this Credit Agreement, the Triple-A Note or any other Facility Document to which Triple-A, CapMAC, or the L/C Bank is a party) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are
                          -----
required to be withheld from any amounts payable to or under the Triple-A Note, the Credit Agreement or the Insurance Agreement, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10), Triple-A, CapMAC or the L/C Bank
           ------------
receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower, FCI or the Servicer (if the Servicer is FAC or an Affiliate of FAC), as the case may be, shall make such deductions, and
(iii) the Borrower, FCI or the Servicer (if the Servicer is FAC or an Affiliate of FAC), as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies that
arise from any payment made hereunder or from the execution, delivery, issuance or registration of, or otherwise with respect to, this Credit Agreement, the Insurance Agreement, the Triple-A Note or the Letter of Credit (hereinafter "Other Taxes").
 -----------

          (c) The Borrower will indemnify Triple-A, CapMAC, and the L/C Bank for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 2.10) paid by Triple-A, CapMAC or the L/C Bank and
------------
any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to each of Triple-A, CapMAC and the L/C Bank a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower or the Servicer fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Triple-A, CapMAC or the L/C Bank the required receipts or other required documentary evidence, the Borrower shall indemnify each of Triple-A, CapMAC, and the L/C Bank for any incremental Taxes, interest or penalties that Triple-A, CapMAC, and/or the L/C Bank is legally required to pay as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement, the Insurance Agreement and the payment of the Triple-A Note.

          (d)  Within 30 days after the date of any payment
of Taxes or Other Taxes, the Borrower will furnish to the
Collateral Agent, at its address referred to in Section
                                                -------
14.02, the original or a certified copy of a receipt
-----
evidencing payment thereof.

          (e)  If, in connection with an agreement or other
document providing liquidity support, credit enhancement or
other similar support in connection with this Credit
Agreement or the funding or maintenance of any Triple-A
Loans hereunder, Triple-A is required to compensate a
Liquidity Bank or CapMAC in respect of taxes under
circumstances similar to those described in this Section
                                                 -------
2.10, then within ten days after demand by Triple-A, the
----
Borrower shall pay to Triple-A such additional amount or amounts as may be necessary to pay such Liquidity Bank or CapMAC the amounts due or to otherwise reimburse Triple-A for any amounts paid by it.

          (f) Without prejudice to the survival of any other agreement of the Borrower or the Servicer hereunder, the agreements and obligations of the Borrower and the Servicer (if the Servicer is FAC or an Affiliate of FAC) contained in this Section 2.10 shall survive the termination
                  ------------
of this Agreement.

          SECTION 2.11.  Fees.  In further consideration of
                         ----
the Triple-A Loans to be made to the Borrower hereunder and the Letter of Credit to be issued hereunder for the account of the


Borrower, the Borrower agrees to pay (x) to CapMAC
and Triple-A, all fees specified in the Fee Letter, which fees will be due and payable at the times and in the manner set forth in the Fee Letter, and (y) to the L/C Bank, all fees specified in the L/C Fee Letter, which fees will be due and payable at the times in the manner set forth in Article
                                                    -------
VIII and in the L/C Fee Letter.
----






                         ARTICLE III

    CONDITIONS OF LENDING; ISSUANCE, AMENDMENT, EXTENSION
    ------------------------------------------------------
               AND RENEWAL OF LETTER OF CREDIT
               -------------------------------
          SECTION 3.01.  Conditions Precedent to the
                         --------------------------
Amendment and Restatement and to the Corresponding
--------------------------------------------------
Borrowing.  The effectiveness of the amendment and
---------
restatement of the Original Credit Agreement pursuant to the terms hereof, the making of any Triple-A Loan on any Contract Grant Date, and the obligation of the L/C Bank to issue the Letter of Credit is subject to satisfaction of each of the following conditions precedent:

          (a)  Each of the Administrative Agent, the
Collateral Agent, Triple-A and the L/C Bank shall have received all of the documents, covenants, authorizations, agreements and instruments described on the List of Closing Documents attached as Exhibit C hereto (including, without
                      ---------
limitation, the Contract Schedule, giving effect to the Grant of Contracts contemplated to correspond with the Effective Restatement Date, the 1996 Interest Rate Hedge, and the 1996 Interest Rate Hedge Assignment), each in form and substance satisfactory to the Administrative Agent and the L/C Bank, and in each case where applicable (x) duly executed by each of the parties thereto, (y) to the extent required in Exhibit C, duly filed with the appropriate
            ---------
filing officer or other governmental authority of the listed jurisdiction, as evidenced by an appropriate acknowledgment evidencing that such filing is of record, and (z) dated and/or certified (as applicable) as of a date reasonably acceptable to the Administrative Agent and the L/C Bank;

          (b) All fees and expenses due and owing under the Facility Documents (including, without limitation, all fees and expenses payable under the Fee Letter and the L/C Fee
Letter entered into in connection with this Credit
Agreement) shall have been paid;

          (c)  Each of the Collateral Agent, the
Administrative Agent, Triple-A, the L/C Bank and the Surety shall have received such other approvals, documents or opinions as it may reasonably request;

          (d) In connection with the Triple-A Loan and the Grant of Contracts contemplated to correspond with the Effective Restatement Date, and the issuance (if any) of the Letter of Credit on the Effective Restatement Date, each of the conditions precedent set forth in Section 3.02 have been
                                      ------------
satisfied;

          (e)  The Certificate of Incorporation of the
Borrower shall have been amended pursuant to an amendment in form and substance acceptable to the Collateral Agent and the L/C Bank;

          (f) Each of S&P and Moody's shall have confirmed to the Administrative Agent that the Triple-A Loans constitute an "investment grade" risk, without giving effect to the Surety Bonds;

          (g) CapMAC's Underwriting Committee shall have approved the transactions contemplated by the Facility
Documents; and

          (h) FNBB's Credit Committee shall have approved the transactions contemplated by the Facility Documents.

          SECTION 3.02.  Conditions Precedent to Each
                         ----------------------------
Borrowing.  The making of a Triple-A Loan on any Contract
---------
Grant Date (including, without limitation, the Triple-A Loan contemplated to correspond with the Effective Restatement Date hereunder) shall be subject to satisfaction of each of the following conditions precedent:

          (a)  Each of the Administrative Agent, the
Collateral Agent, Triple-A and the L/C Bank shall have received, on or before the relevant Borrowing Date (and corresponding Contract Grant Date), all of the documents, consents, authorizations, agreements, instruments and legal opinions described on the Pro Forma Contract Grant Date Closing List attached as Exhibit D hereto each in form and
                         ---------
substance satisfactory to the Administrative Agent and the L/C Bank, and in each case when applicable (x) duly executed by each of the parties thereto, (y) to the extent required in Exhibit D or otherwise required by the Collateral Agent,
   ---------
duly filed with the appropriate filing offices or other governmental authority of the listed jurisdictions, as evidenced by an appropriate acknowledgment evidencing that such filing is of record, and (z) dated and/or certified (as applicable as of a date reasonably acceptable to the Administrative Agent and the L/C Bank);

          (b)  (i)  Each of the Administrative Agent, the
Collateral Agent, Triple-A and the L/C Bank shall have
received (A) a Settlement Report dated as of the applicable
Cut-Off Date, (B) a notice from the Custodian in
substantially the form of Exhibit C to the Receivables
Purchase Agreement, confirming that the Custodian has
received the Contract Files required to be delivered to it
pursuant to Section 4.04(a) in respect of each of the
            --------------
Contracts contemplated to be Granted on such Contract Grant
Date, (C) a timely Notice of Borrowing, appropriately filled-out by the Borrower, (D) a Borrowing Base
Certificate, appropriately filled-out by the Servicer as of such Contract Grant Date (after giving effect to the


Borrowing comprised of such Triple-A Loans, the application of the proceeds therefrom, the Grant of Contracts contemplated to take place on such date, and the issuance of, or any amendment to, the Letter of Credit, which issuance or amendment has occurred and become effective on or prior to such Contract Grant Date) and (E) such other approvals or documents as the Administrative Agent may reasonably request in connection with the contemplated Borrowing and Grant, and (ii) on the Borrowing Date of such Borrowing, before and after giving effect to such Borrowing, to the contemplated Grant of Contracts and to the application of the proceeds from such Borrowing, the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the Borrowing Date of such Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom, such statements are true):

          (1) the representations and warranties contained in Article IV and all representations and warranties of
        ----------
     the Seller in the Receivables Purchase Agreement are true and accurate as of such Borrowing Date in all material respects with the same force and effect as though such representations and warranties had been made as of such date;

          (2) no event has occurred and is continuing, or would result from such Borrowing, which constitutes an Event of Default, Unmatured Event of Default, Servicer Default or Unmatured Servicer
     Default, and there is no Termination Date currently in effect;

          (3) there exists no Borrowing Base Shortfall or O/C Shortfall;

          (4) [Reserved]; and

          (5) (A) the proceeds of such Triple-A Loan shall be used (I) to fund a Purchase under the Receivables Purchase Agreement to occur simultaneously with such Borrowing, or (II) to otherwise fund costs and expenses to be paid under the terms of the Facility Documents in connection with the transactions contemplated to take place on such Contract Grant Date, and (B) all conditions to such Purchase under the Receivables Purchase Agreement on such date have been satisfied;

          (c) The Borrower shall have filed or recorded or caused to be filed or recorded, each financing statement or other item required to be so filed or recorded on or prior to such Contract Grant Date pursuant to Section 7.03(a) or
                                        --------------
Section 7.03(b) (as the case may be) to be so filed or
--------------
recorded;

          (d)  Any existing Liens on or otherwise
encumbering the Contracts contemplated to be Granted on such Contract Grant Date shall have been released;

          (e)  The Collateral Agent shall have received
confirmation from the Spread Account Bank, in form and
substance satisfactory to the Collateral Agent, that the
initial balance of the Spread Account required to be funded
on the relevant Borrowing Date, pursuant to Section 7.07(b)
                                            --------------
(prior to giving effect to the transactions which are contemplated to take place on the relevant Borrowing Date) has been funded;

          (f) The Collateral Agent shall have received confirmation from the Collection Account Bank, in form and substance satisfactory to the Collateral Agent, that all changes reasonably necessary to ensure the deposit in the Collection Account of all funds received by the Collection
Account Bank, from the Lock Box Banks or directly from Obligors with respect to the Pledged Contracts from and after the Cut-Off Date to the Contract Grant Date have been made;

          (g) The Collateral Agent shall have received an Officer's Certificate of (i) each of FAC and FCI stating that (x) each Pledged Contract to be sold or Granted by it on such Contract Grant Date has been properly identified as an asset of the Borrower in its Records, and (y) that all conditions precedent to the Purchase of Contracts and related assets under the Receivables Purchase Agreement have been satisfied on and as of such Contract Grant Date, and
(ii) of the Servicer stating that each related Contract File is complete in all material respects and (iii) of the Borrower, stating that all conditions precedent to the making of such Triple-A Loan have been satisfied on and as of such Contract Grant Date;

          (h) Not later than 12:00 noon, New York City time, on the day which is two Business Days prior to such Contract Grant Date, the Borrower or the Servicer shall have
(i) transmitted to the Collateral Agent data with respect to the Contracts to be Granted to the Collateral Agent to enable it to perform its duties hereunder and (ii) delivered or caused to be delivered (A) an amendment to the Contract Schedule that reflects the Contracts contemplated to be Granted to the Collateral Agent and (B) the Contract Files and the original execution copies of such Contracts to the Custodian;




          (i) [Reserved]

          (j) After giving effect to any releases and/or other changes to the financing arrangements of FCI and its Subsidiaries to be effected in connection with the contemplated Borrowing and related Grant, FCI and its Subsidiaries shall have remaining committed financing facilities (other than the financing facilities described in the Facility Documents) substantially equivalent in form and substance to the FNBB/FAC Agreement and the FNBB/FCI Agreement, having (1) an aggregate liquidity commitment to either or both of FCI and FAC of no less than $35,000,000, of which at least $5,000,000 is unused and (2) a scheduled expiration date occurring after the Scheduled Termination Date then in effect;

          (k)  Aggregate Liquidity Commitments for all
Liquidity Banks under the Liquidity Agreement, which pursuant to the terms of the Liquidity Agreement, are required to remain outstanding for all periods prior to and including the Scheduled Termination Date, exceed the contemplated outstanding principal balance of all Triple-A
Loans (after giving effect to the contemplated Borrowing);

          (l)  [Reserved];

          (m)  The Borrower shall have

          (i) delivered to the Collateral Agent an Interest Rate Hedge Assignment, pursuant to which the Borrower assigns an Interest Rate Hedge entered into between the Borrower and an Eligible Hedge Provider, which Interest Rate Hedge:

               (A) provides for the benefit of the Borrower an interest rate cap for a notional amount equal to the principal amount of the requested Triple-A Loan, which amount shall amortize on a monthly basis for a term equal to 84 months, assuming a schedule of payments and prepayments mutually determined by the Borrower and the Collateral Agent on or before such Contract Grant Date (which schedule shall be based upon the historical amortization experience of Contracts owned or serviced by FCI and/or its Affiliates, as well as the relationship of the amortization schedules of any existing Interest Rate Hedges with the actual amortization experience of the Contracts Granted to the Collateral Agent hereunder at or about the time at which such existing Interest Rate Hedges were entered into),



               (B) becomes effective immediately upon the relevant Contract Grant Date,

               (C) provides for payments by the Eligible
          Hedge Provider to the Collection Account on the Business Day next preceding each Settlement Date based on the then effective notional amount, in the event that the unweighted average for each day in the Calculation Period preceding such Settlement Date of the rate set forth in the Federal Reserve statistical release H.15(519) under the caption "Commercial Paper" raised to a money market yield basis settled monthly exceeds a per annum rate of interest chosen by the Borrower with the consent of the Collateral Agent (the "Cap Rate"), which Cap Rate, when applied to the then effective notional amount of such Interest Rate Hedge shall cause the weighted average of the Contract Rates for all of the Pledged Contracts (based on aggregate Principal Balances outstanding) to exceed the weighted average of the Cap Rates for all Interest Rate Hedges then in effect (based on aggregate notional amounts outstanding) by a per annum rate of no less than 5%; and

          (ii) paid the premium, in full and in cash,
     required to render such Interest Rate Hedge effective for the duration of its scheduled term, provided,
                                             --------
     however, that such premium shall not be paid for with
     -------
     the proceeds of a transfer from the Collection Account;

          (n) The Grant contemplated to take place on such Contract Grant Date shall have become effective;

          (o) All fees and expenses due and owing as of such Contract Grant Date under the Facility Documents,
(including, without limitation, the Fee Letter and the L/C
Fee Letter) shall have been paid in full and in cash;

          (p) The Borrower shall have delivered, or shall have caused FCI to deliver, to the Collateral Agent one or more loss payable endorsements or similar acknowledgments, satisfactory in form and substance to the Collateral Agent, in each case duly executed and delivered by the relevant insurers providing, in the aggregate, all of the master group credit life policies (or similar master policies) relating to each Pledged Contract in respect of which Credit Life Insurance is maintained by or on behalf of the relevant Obligor, which loss payable endorsement or similar acknowledgment shall contain an acknowledgment by each insurer of the respective interests of the Collateral Agent for the benefit of itself, the Administrative Agent, Triple-







A and the Surety, and the Collateral Agent for the benefit of the L/C Bank, in the relevant policy of Credit Life
Insurance, as such interests may appear from time to time;

          (q) The Collateral Agent shall have received Certified copies of Requests for Information or Copies (Form UCC-11) (or a similar search report certified by a party acceptable to the Collateral Agent), dated a date reasonably near to such Contract Grant Date, listing all effective financing statements which name the Seller, the Originator, or any Affiliate of the Originator identified by either of the Collateral Agent or the L/C Bank purporting to assign an interest in Contracts to the Originator (in each case, under its respective present name and any previous name) as debtor, and which are filed in such jurisdictions as the Collateral Agent and/or the L/C Bank shall reasonably require such searches to have been made, together with copies of such financing statements where reasonably required by the Collateral Agent and/or the L/C Bank (none of which shall cover any Contracts or other Collateral other than those financing statements to be released in connection with such Contract Grant Date pursuant to subsection (d)
                                          -------------
above);
------
          (r)  On or prior to such Contract Grant Date:

          (i) either (A) the Collateral Agent, at the sole expense of the Borrower, shall have conducted an audit with respect to all Contracts contemplated to be Granted to the Collateral Agent on such date, the results of which shall be set forth in an audit report, or (B) the Borrower shall have delivered, or caused to be delivered, at its expense, an audit report with respect to all Contracts contemplated to be Granted to the Collateral Agent on such date, prepared by a "Big Six" firm of independent public accountants acceptable to the Collateral Agent (provided, however, that in the
                              --------  -------
     case of the first two Contract Grant Dates next succeeding the Effective Restatement Date, the maximum amount of fees and expenses that the Borrower shall be required to pay in connection with the conduct of any such individual audit and the delivery of a related audit report shall not exceed $10,000; and in each case such audit report shall be in form, substance, scope and detail acceptable to the Collateral Agent and the L/C Bank in the exercise of their respective sole discretion; and

          (ii)  all such Contracts contemplated to be
     Granted to the Collateral Agent on such date shall have been included in the computer tape or other computer record format containing the Servicer's master file for the Pledged Contracts, updated as of the close of business as of the Business Day next preceding such Contract Grant Date; and

          SECTION 3.03.  Letter of Credit.  The obligation
                         ----------------
of the L/C Bank to issue, amend, extend or renew the Letter of Credit on any date, and the deemed consent of each of the Collateral Agent, Triple-A, the Surety and the Administrative Agent under Section 8.01(c) to any requested
                           --------------
decrease in the L/C Face Amount or Cancellation of the Letter of Credit on any date, shall be subject to the satisfaction of each of the following conditions precedent:

          (a) Each of the conditions precedent set forth in Sections 3.01 and 3.02 (other than the condition precedent
------------      ----
referenced in Section 3.02(b)(2)(i), which shall be governed
              --------------------
by the clause (c) below) to the making of a Triple-A Loan on any Contract Grant Date prior to the date upon which the Letter of Credit is to be issued, amended, extended or renewed shall have been satisfied and shall continue to be satisfied on the date of the issuance, amendment, extension or renewal of the Letter of Credit (as such satisfaction shall be confirmed by the Borrower's delivery of an officer's certificate to such effect to the L/C Bank on the requested date of such issuance, amendment, extension or renewal);

          (b) The L/C Bank shall have received a timely request to issue or amend the Letter of Credit pursuant to
Section 8.01 appropriately filled out by the Borrower;

          (c) On the date of any such proposed issuance, amendment, extension or renewal of the Letter of Credit, both before and after giving effect to such issuance, amendment, extension or renewal, the representations and warranties contained in Article IV and all representations
                        ----------
and warranties of the Seller in the Receivables Purchase Agreement are true and accurate as of such date in all material respects with the same force and effect as though such representations and warranties had been made as of such date (provided, however, that with respect to any issuance,
      --------  -------
amendment, extension or renewal made on a date other than a Contract Grant Date, the conditions precedent of this clause
(c) need only be satisfied with respect to Sections 4.01 and
                                           -------------
4.04;
----
          (d) No event has occurred and is continuing, or would result from the issuance, amendment, extension or renewal of the Letter of Credit, which constitutes an Event of Default, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default, and there is no Termination Date currently in effect;

          (e)  [Reserved]







          (f) All fees and expenses due and owing as of such date under the Facility Documents (including, without limitation, the Fee Letter and the L/C Fee Letter) shall have been paid in full and in cash;

          (g) No unpaid draws under the Letter of Credit shall be outstanding;

          (h) No change shall have occurred in any law or regulation thereunder or interpretation thereof that in the reasonable opinion of the L/C Bank would make it illegal for the L/C Bank to issue, amend, extend or renew the Letter of Credit; and

          (i)  The L/C Bank shall have received a


                         ARTICLE IV

               REPRESENTATIONS AND WARRANTIES
               ------------------------------
          SECTION 4.01.  Representations and Warranties of
                         ---------------------------------
the Borrower.  The Borrower represents and warrants to each
-----------
of Triple-A, the Collateral Agent, the Administrative Agent, the L/C Bank and the Surety that:

          (a)  Due Incorporation and Good Standing.  The
               -----------------------------------
Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under each of the Facility Documents to which it is a party. The Borrower is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses and approvals would render any Pledged Contract unenforceable by the Borrower or would otherwise have a Material Adverse Effect.

          (b)  Due Authorization and No Conflict.  The
               ---------------------------------
execution, delivery and performance by the Borrower of each of the Facility Documents to which it is a party, and the consummation of each of the transactions contemplated hereby and thereby, including the acquisition of the Pledged Contracts under the Receivables Purchase Agreement, and the making of the Borrowings and the Grants contemplated hereunder, have in all cases been duly authorized by the Borrower by all necessary corporate action, do not contravene (i) the Borrower's charter or by-laws, (ii) any law, rule or regulation applicable to the Borrower,
(iii) any contractual restriction contained in any inden-ture, loan or credit agreement, lease, mortgage, deed of trust, security agreement, bond, note, or other agreement or instrument binding on or affecting the Borrower or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Borrower or its property (except where such contravention would not have a Material Adverse Effect), and do not result in or require the creation of any Lien upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. Each of the other Facility Documents to which the Borrower is a party have been duly executed and delivered on behalf of the Borrower.

          (c)  Governmental and Other Consents.  All
               -------------------------------
approvals, authorizations, consents, orders or other actions of, and all registration, qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery of any of the Facility Documents to which the Borrower is a party, the consummation of the transactions contemplated hereby or thereby, the performance of and the compliance with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a Material Adverse Effect, and each such required approval, authorization, consent, order, registration, qualification, designation, declaration, notice or filing is listed on Exhibit E hereto (or in the case of any Borrowing on a Contract Grant Date hereunder, as set forth in any addendum to such Exhibit E hereto prepared by the Borrower
                 ---------
and accepted by the Collateral Agent, in the exercise of its sole discretion).

          (d)  Enforceability of Facility Documents.  Each
               ------------------------------------
of the Facility Documents to which the Borrower is a party have been duly and validly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

          (e)  No Litigation.  Except as otherwise disclosed
               -------------
on FCI's report on Form10-K for the year ended December 31, 1995 and Form 10-Q's for the quarters ended March 31, 1996 and June 30, 1996 (collectively the "Base Report"), which Base Report shall have been delivered to each of the Collateral Agent and the L/C Bank prior to the Effective Restatement Date, or as otherwise identified in writing to, and approved by, the Collateral Agent and the L/C Bank, there are no proceedings or investigations pending or, to the best knowledge of the Borrower, threatened against the Borrower before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality
(i) asserting the invalidity of this Credit Agreement or any of the other Facility Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Credit Agreement or any of the other Facility Documents,
(iii) seeking any determination or ruling that would adversely affect the performance by the Borrower of its obligations under this Credit Agreement or any of the other Facility Documents, (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Credit Agreement or any of the other Facility Documents, or (v) seeking any determination or ruling that would, if adversely determined, be reasonably likely to have a Material Adverse Effect; provided, however, that in the
                           --------  -------
event the Collateral Agent and the L/C Bank shall receive a report dated subsequent to the date of the Base Report, which report shall disclose the existence of, and accurately describe, one or more proceedings or investigations which are not disclosed in the Base Report, and neither the L/C Bank nor the Collateral Agent shall identify in writing to the Borrower, within 90 days of the receipt of such report, one or more of the proceedings or investigations described in such report as constituting a proceeding or investigation of a type described in one or more of clauses (i) through
(v) above, the existence of each such proceeding or investigation not so identified to the Borrower shall be a breach of the representation and warranty of this subsection
(e).

          (f)  Use of Proceeds.  All proceeds of any Triple-
               ---------------
A Loan shall be used by the Borrower exclusively to fund a Purchase from the Seller under the Receivables Purchase Agreement, or to otherwise fund costs and expenses permitted to be paid under the terms of the Facility Documents in connection with the transactions contemplated to take place hereunder on or about the Effective Restatement Date or on any Contract Grant Date occurring thereafter.

          (g)  Perfection of Security Interests in
               -----------------------------------
Collateral.
----------
          (i) Payment of the Obligations and the prompt
     observance and performance by the Borrower of all
     of the terms and provisions of this Credit
     Agreement in favor of Triple-A, the Collateral
     Agent, the Administrative Agent and CapMAC are
     secured by the Collateral as more fully set forth
     in Article VII hereof.  Upon the making of each
        -----------
     Triple-A Loan, the Collateral Agent has a legal, valid, perfected and enforceable Lien upon and first priority security interest in the Collateral, as security for the repayment of the Obligations, which Lien upon and security interest in the Collateral is free and clear of all Liens
     (other than the L/C Bank Lien and any Permitted
     Encumbrances);

          (ii) Payment of the L/C Bank Obligations and
     the prompt observance and performance by the
     Borrower of all of the terms and provisions of
     this Credit Agreement in favor of the L/C Bank are
     secured by the Collateral as more fully set forth
     in Section 8.07 hereof.  Upon the making of each
        ------------
     Triple-A Loan, the Collateral Agent has a legal, valid, perfected and enforceable Lien upon and second priority security interest in the Collateral (subject only to the Primary Lien), as security for the repayment of the L/C Bank
     Obligations, which Lien upon and security interest in the Collateral is free and clear of all Liens
     (other than the Primary Lien and any Permitted
     Encumbrances);

          (iii) Upon the making of each Triple-A Loan, the Borrower has a legal, valid and perfected ownership interest in, and good title to, the Collateral (including, without limitation, all
     Contracts contemplated to be Granted hereunder on the Contract Grant Date corresponding to the making of the relevant Triple-A Loan), which interest in and title to the Collateral is free and clear of all Liens (other than the Primary
     Lien, the L/C Bank Lien and any Permitted
     Encumbrances).

          (h)  Accuracy of Information.  All certificates,
               -----------------------
reports, financial statements and any other written information furnished by or on behalf of the Borrower to Triple-A, the L/C Bank, the Collateral Agent, or the Administrative Agent at any time pursuant to any requirement of, or in response to any request of any such party under this Credit Agreement or any other Facility Document or any transaction contemplated hereby or thereby, have been, and all such certificates, reports, financial statements and any other written information hereafter furnished by the Borrower to such parties will be, true and accurate in every respect material to the transactions contemplated hereby on the date as of which any such certificate, report, financial statement or similar writing was or will be delivered, and shall not omit to state any material facts or any facts necessary to make the statements contained therein not materially misleading.

          (i)  Governmental Regulations.  The Borrower is
               ------------------------
not (1) an "investment company" or a company controlled by an "investment company" registered or required to be registered under or the Investment Company Act of 1940, as amended, (2) a "public utility company" or a "holding company," a "subsidiary company" or an "affiliate" of any public utility company within the meaning of Section
2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the Public Utility
Holding Company Act of 1935, as amended, or (3) otherwise subject to any other federal or state statute or regulation limiting its ability to incur or pay indebtedness.

          (j)  Margin Regulations.  The Borrower is not
               ------------------
engaged, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in any of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time). No part of the proceeds of any of the Triple-A Loans has been used, and no portion of the Letter of Credit has been obtained, for so purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of any of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          (k)  Location of Chief Executive Office and
               --------------------------------------
Records.  The principal place of business and chief execu-
-------
tive office of the Borrower, and the office where the Borrower maintains all of its Records, is located at 2800 Cantrell Road, Little Rock, Arkansas 72202, and the Borrower does not operate its business or maintain the Records at any other location (provided that, at any time after the Closing
                --------
Date, upon 30 days' prior written notice to the Collateral Agent, the Borrower may relocate its principal place of business and chief executive office, and/or the office where the Borrower maintains all of its Records, to such other locations within the United States where all action required by Section 7.04 shall have been taken and completed).
   ------------
          (l)  Lock-Box Accounts.  Except in the case of any
               -----------------
Lock-Box Account pursuant to which only Collections subject to a PAC are deposited, the Borrower has filed or has caused FAC or FCI to file a standing delivery order with the United States Postal Service authorizing each Lock-Box Bank to receive mail delivered to the related Post Office Box. The account numbers of all Lock-Box Accounts, together with the names, addresses, ABA numbers and names of contact persons of all the Lock-Box Banks maintaining such Lock-Box Accounts and the related Post Office Boxes, are specified in Exhibit
                                                    -------
F.  From and after the Closing Date, none of FCI, the Seller
-
or the Borrower have any right, title and/or interest in or to any of the Lock-Box Accounts or the Post-Office Boxes and maintain no lock-box accounts in their own names for the collection of Payments in respect of Pledged Contracts. The Borrower has no other lock-box accounts for the collection of Payments in respect of Pledged Contracts except for the Lock-Box Accounts.

          (m)  No Trade Names.  The Borrower has no trade
               --------------
names, fictitious names, assumed names or "doing business as" names.

          (n)  Separate Identity.  The Borrower is operated
               -----------------
as an entity separate from each of FAC, FCI and their respective other Affiliates and (i) has its own board of directors, (ii) has at least two independent directors, one of which is (A) reasonably acceptable to Triple-A, (B) not a direct, indirect or beneficial stockholder, officer, director, employee, affiliate, associate, customer or supplier of any of FAC, FCI or any of their respective Affiliates (other than, in the case of the Borrower, directors thereof) or relatives of any thereof, nor trustees in bankruptcy for any thereof and (C) an individual with at least three years' prior experience in transactions involving the securitization of financial assets, including prior experience as an independent director for a corporation (other than the Borrower) whose charter documents require the unanimous consent of all independent directors before such corporation could file a bankruptcy proceeding or consent to the institution of bankruptcy proceedings against it, (iii) maintains its assets in a manner which facilitates their identification and segregation from those of its Affiliates, and has a separate telephone number from that of each of FAC, FCI and any of their respective Affiliates, (iv) has all office furniture, fixtures and equipment necessary to operate its business and such furniture, fixtures and equipment are either owned by the Borrower or leased pursuant to written leases,
(v) conducts all intercompany transactions with each of FAC, FCI and their respective Affiliates (other than the Borrower) on terms which the Borrower reasonably believes to be on an arm's-length basis, (vi) has not guaranteed any obligation of any of FCI, FAC or any of their respective Affiliates, nor has it had any of its obligations guaranteed by any such entities and has not held itself out as responsible for debts of any such entity or for the decisions or actions with respect to the business and affairs of any such entity, (vii) has not permitted the commingling or pooling of its funds or other assets with the assets of any of FCI, FAC or any of their respective Affiliates (other than in respect of items of payment which are not material in the aggregate and which have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates, or deposited into a lock-box account maintained for the benefit of FNBB under its various credit arrangements with FCI and/or FAC), (viii) has separate deposit and other bank accounts to which none of FCI, FAC or any of their respective Affiliates has any access and does not at any time pool any of its funds with those of FCI, FAC or any of their respective Affiliates,
(ix) maintains financial records which are separate from those of FCI, FAC or any of their respective Affiliates,
(x) compensates all employees, consultants and agents, or reimburses each of FCI or FAC, as the case may be, from the Borrower's own funds, for services provided to the Borrower by such employees, consultants and agents other than the services covered under the terms of the Administrative Services, Lease and Operating Agreement, (xi) has agreed with each of FCI and FAC pursuant to the terms of the Administrative Services, Lease and Operating Agreement to allocate among themselves shared corporate operating services and expenses which are not reflected in the Servicing Fee (including, without limitation, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses) on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered, (xii) pays for its own account any incidental administrative costs and expenses not covered under the terms of the Administrative Services, Lease and Operating Agreement, (xiii) conducts all of its business (whether in writing or orally) solely in its own name, (xiv) is not, directly or indirectly, named as a direct or contingent beneficiary or loss payee on any insurance policy covering the property of any of FCI, FAC, or any of their respective Affiliates and has entered into no agreement to be named as such a beneficiary or payee, (xv) acknowledges that Triple-A, the Administrative Agent, the Collateral Agent, the Surety, the L/C Bank and the Liquidity Banks are entering into the transactions contemplated by this Credit Agreement and the other Facility Documents in reliance on the Borrower's identity as a separate legal entity from each of FCI, FAC and each of their respective Affiliates, and (xvi) practices and adheres to corporate formalities such as complying with its By-laws and corporate resolutions and the holding of regularly scheduled board of directors meetings.

          (o)  Subsidiaries.  The Borrower has no Sub-
               ------------
sidiaries and does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person.

          (p)  Facility Documents.  The Receivables Purchase
               ------------------
Agreement is the only agreement pursuant to which the Borrower purchases Contracts, other Transferred Assets or any other assets of a similar nature. The Borrower has furnished to each of the Collateral Agent, Triple-A and the L/C Bank, true, correct and complete copies of each Facility Document to which the Borrower is a party, each of which is in full force and effect. Neither the Borrower nor any Affiliate thereof is in default of any of its obligations thereunder in any material respect. Upon each Purchase pursuant to the Receivables Purchase Agreement, the Borrower shall be the lawful owner of, and have good title to, each Pledged Contract and all of the Collateral relating thereto, free and clear of any Liens (other than the Primary Lien, the L/C Bank Lien and any Permitted Encumbrances). All such Pledged Contracts and other Collateral are purchased without recourse to the Seller except as described in the Receivables Purchase Agreement. The Purchases by the Borrower under the Receivables Purchase Agreement constitute valid and true sales and transfers for consideration (and not merely a pledge of assets for security purposes), enforceable against creditors of each of FCI and FAC and no Pledged Contracts or related Collateral shall constitute property of the Seller.

          (q)  Business.  Since its incorporation, the
               --------
Borrower has conducted no business other than the execution, delivery and performance of the Facility Documents contemplated hereby, the purchase of Eligible Contracts thereunder, and such other activities as are incidental to the foregoing. The Borrower has incurred no Debt except that expressly incurred hereunder and under the other Facility Documents.

          (r)  Ownership of the Borrower.  One hundred
               ------------------------
percent (100%) of the outstanding capital stock of the Borrower is directly owned (both beneficially and of record) by FAC. Such stock is validly issued, fully paid and nonassessable and there are no options, warrants or other rights to acquire capital stock from the Borrower.

          (s)  Taxes.  The Borrower has filed or caused to
               -----
be filed all Federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower has set aside adequate reserves on its books in accordance with GAAP and which proceedings have not given rise to any Lien.

          (t)  Solvency.  The Borrower, both prior to and
               --------
after giving effect to each Purchase, (including, without limitation, the Purchase contemplated to take place in connection with the Effective Restatement Date) (i) is not "insolvent" (as such term is defined in Sec. 101(32)(A) of the Bankruptcy Code); (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.


          (u)  Reporting and Accounting Treatment.  For
               ----------------------------------
reporting and accounting purposes, and in its books of account and records, the Borrower will treat the Purchase of each Pledged Contract pursuant to the Receivables Purchase Agreement as a purchase of, or absolute assignment of, the Seller's full right, title and ownership interest in each such Pledged Contract, and the Borrower has not in any other manner accounted for or treated the transactions.

          (v)  Restatement Balance.  The Aggregate Principal
               -------------------
Balance of all Pledged Contracts (other than 1995 contracts) which are Eligible Contracts to be granted to the Collateral Agent on the Effective Restatement Date (determined as of July 31, 1996) is not less than $36,014,695.95, and the aggregate Principal Balance of all 1995 Contracts which are Eligible Contracts (determined as of September 15, 1996) is not less than $10,385,832.74.

          (w)  ERISA.  There has been no (i) occurrence or
               -----
expected occurrence of any Reportable Event with respect to any Plan of the Borrower or any ERISA Affiliate, or any withdrawal from, or the termination, Reorganization or Plan Insolvency of any Multiemployer Plan, or (ii) institution of proceedings or the taking of any other action by PBGC or the Borrower or any ERISA Affiliates or any such Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Plan Insolvency of, any such Plan.

          (y)  No Adverse Selection.  No selection
               --------------------
procedures adverse to any of Triple-A, the Collateral Agent, the Surety, the Administrative Agent or the L/C Bank have been employed by any of the Originator, the Seller or the Borrower in selecting (i) the Contracts for inclusion in the Contract Pool on any Contract Grant Date, (ii) the Contracts intended to be released from the Primary Lien and the L/C Bank Lien under Section 7.11(c), or (iii) the Contracts to
                --------------
be granted to the Collateral Agent pursuant to Section 7.12
                                               ------------
as "Remarketed Contracts".

          (z)  FairShare Program.
               -----------------
          (i) On any date of determination, for each VOI Regime for which the constituent VOIs are comprised primarily of UDIs, the ratio of (a) the total number of Points actually allocated to a VOI Regime pursuant to the Fair Share Plus Program at such time for the next succeeding twelve month period, divided by
                                               ----------
               (b) the total number of Points which are allocable to available occupiable space in such VOI regime over such twelve month period does not exceed a ratio of 1.0 to 1.0.



          (ii) On any date of determination, for each owner of a UDI who is a member of the FairShare Plus Program, the ratio of (a) the number of Points allocated to such owner in a VOI Regime in return for assigning his VOI to the FairShare Plus Program trust divided by (b)
                                            ----------
               the total number of Points assigned to all UDI owners in such VOI Regime does not exceed the percentage of such owner's undivided interest in such VOI Regime as described in such owner's Contract (and related deed).

          (aa) No Material Adverse Effect.  No event or
               --------------------------
circumstance having a Material Adverse Effect has occurred since the Balance Sheet Date.

          The representations and warranties of the Borrower set forth in this Section 4.01 shall be deemed to be remade,
                  ------------
without further act by any Person, on and as of the Closing Date, the Effective Restatement Date and each Contract Grant Date, on and as of the date of any issuance, amendment, extension or renewal of the Letter of Credit, and (other than in the case of the representation and warranty set forth in subsection (aa) above) on and as of the commencement of each Interest Period occurring hereunder. The representations and warranties set forth in this Section
                                                     -------
4.01 shall survive the Grant of the Pledged Contracts by the
----
Borrower to the Collateral Agent.


          SECTION 4.02.  Representations and Warranties
                         ------------------------------
Regarding Each Pledged Contract in the Contract Pool.  The
----------------------------------------------------
Borrower represents and warrants to each of Triple-A, the Collateral Agent, the Administrative Agent, the Surety and the L/C Bank, as to each Pledged Contract, that:

          (a)  Eligibility.  Such Contract is an Eligible
               -----------
Contract.

          (b)  Contract Schedule.  The information set forth
               -----------------
in the Contract Schedule is true and correct with respect to such Contract.

          (c)  No Waivers.  The terms of such Contract have
               ----------
not been waived, altered, modified, or extended in any respect, without the prior written consent of the Collateral Agent, other than (i) extensions which are Permitted Deferrals,
(ii) modifications entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments, (iii) reductions in the amount of required principal Payments under such Contract which do not alter the aggregate amount of Collections anticipated to be received in the Collection Account in respect of such Contract (as a result of any release of prepaid premiums for Credit Life Insurance), and (iv) modifications in the applicability of a PAC (which modification will, among other things, result in a change in the relevant Contract Rate).

          (d)  Binding Obligation.  Such Contract is the
               ------------------
legal, valid and binding obligation of the Obligor thereunder and is enforceable against the Obligor in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, or by general principles of equity (whether considered in a suit at law or in equity).

          (e)  No Defenses.  Such Contract is not subject to
               -----------
any right of rescission, setoff, counterclaim or defense, including the defense of usury, the operations of any of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in a manner materially affecting the value or collectibility of such Contract, o or defense has been asserted with respect thereto.

          (f)  Origination.  Such Contract was originated by
               -----------
FCI (or FMB) in the ordinary course of its business, and was purchased (i) by FCI from FMB (if applicable), (ii) by FAC from FCI, and (iii) by the Borrower from FAC (pursuant to the terms of the Receivables Purchase Agreement), in each case in the ordinary course of their respective businesses and in a transaction constituting a "true sale".

          (g)  Lawful Assignment.  Such Contract was not
               -----------------
originated in and is not subject to the laws of any jurisdiction the laws of which would make the transfer of the Contract under the Receivables Purchase Agreement or the Grant of such Contract under this Credit Agreement unlawful.

          (h)  Compliance with Law.  The requirements of any
               --------------------
federal, state or local law (including, without limitation, usury, truth in lending and equal credit opportunity laws) applicable to such Contract have been complied with. The VOI Regime related to such Contract is in compliance with any and all applicable zoning and building laws and regulations and any other laws and regulations relating to the use and occupancy of such VOI Regime. None of the Borrower, FAC or FCI has received notice of any material violation of any legal requirements applicable to such VOI Regime. The VOI Regime related to such Contract complies with all applicable state statutes including, without limitation, condominium statutes, time share statutes, HUD filings relating to interstate land sales (if applicable), and the requirements of any governmental authority or local authority having jurisdiction and constitutes a valid and conforming condominium and time share regime under the laws of the State where the related Development is located, except where such noncompliance would not have a Material Adverse Effect.

          (i)  Contract in Force.  Such Contract is in full
               -----------------
force and effect and has not n whole or in part.

          (k)  Capacity of Parties.  All parties to such
               -------------------
Contract had capacity to execute the Contract.

          (l)  Good Title.  The Borrower has good and
               ----------
marketable title to such Contract free and clear of any Lien (other than the Primary Lien or the L/C Bank Lien). The Borrower has not sold, assigned or pledged such Contract to any Person other than the Collateral Agent. As to the related VOI or Lot, either, (i) a generally accepted form of title insurance policy, insuring the fee estate ownership of the Lot or the real property subject to the VOI Regime by the Persons owning the respective interests therein, and their successors and assigns was effective at the time the Originator (or a Subsidiary thereof) acquired the Lot or at the time of registration of the VOI Regime, is valid and remains in full force and effect, and was issued by a title insurer qualified to do business in the applicable jurisdiction; or (ii) at the time the Originator (or a Subsidiary thereof) acquired the Lot or at the time of registration of the VOI Regime, such fee estate ownership had been verified by an attorney's opinion of title, the form and substance of which is of a type acceptable for purposes of registration of sales of VOI or Lots, and which may be relied upon by Persons subsequently owning the respective interests therein, and their successors and assigns. The Borrower has not sold, assigned or pledged its interest in the related VOI or Lot to any Person other than the Collateral Agent, and the Borrower's right, title and interest therein is free of any Liens other than any of the Primary Lien, the L/C Bank Lien or any Permitted Encumbrances.

          (m)  No Defaults.  As of the relevant Cut-Off
               -----------
Date, there is no default, breach, violation or event permitting acceleration existing under the Contract and no event which, with the giving of notice or the expiration of any grace or cure period or both, would constitute such a default, breach, violation or event permitting acceleration under such Contract (after giving effect to any Permitted Deferrals). None of the Borrower, FAC or FCI has waived any such default, breach, violation or event permitting acceleration without obtaining the prior written consent of the Collateral Agent.


          (n)  Equal Installments.  Such Contract has a
               ------------------
fixed rate of interest (or, in the case of any 1995 contract, a fixed or a floating rate of interest) and provides for payments which fully amortize the loan over its term. Interest accrues on such Contract on an actuarial
(i.e., pre-computed) basis.

          (o)  Original Contracts.  All original executed
               ------------------
copies of such Contract are in the custody of the Custodian, except to the extent otherwise permitted pursuant to Section
                                                     -------
4.02(x) hereof.
------
          (p)  Minimum Downpayment.  Such Contract had a
               -------------------
minimum Equity Percentage of 10% at origination (including in such total any cash down payments and Payments made on any other Contract which has been "traded in" in connection with the origination of such Contract).

          (q)  Contract Form/Governing Law.  Such Contract
               ---------------------------
was executed in substantially the form of one of the forms of Contract attached hereto as Exhibit G (as such Exhibit G
                               ---------          ---------
may be amended from time to time with the consent of the Collateral Agent in the exercise of its reasonable discretion in connection with the Grant of Contracts originated at a Development with respect to which Contracts have not previously been Granted to the Collateral Agent hereunder), except for changes required by applicable law and certain other modifications which do not, individually or in the aggregate, affect the enforceability or collectibility of such Contract. In addition, such Contract was originated in and is governed by the laws of the State in which the related Development is located, and each such State is a jurisdiction as to the law of which the Borrower shall have, on or before the relevant Contract Grant Date, delivered to the Collateral Agent and the L/C Bank an Opinion of Counsel regarding the enforceability of the form or forms of Contract used in such jurisdiction and such other matters as either such recipient shall reasonably request, and such Contract is substantially in the form of one of the forms of Contract attached as an exhibit to such opinion.

          (r)  No Event of Default.  No Event of Default or
               -------------------
Unmatured Event of Default will occur as a result of the Grant of such Contract by the Borrower to the Cact is an interest in real property consisting of either (a) a fixed week or undivided interest in fee simple in a lodging unit or group of lodging units at a Development, (b) an undivided leasehold interest in any lodging unit located at the Harbortown Marina Resort Hotel in Ventura County, California or the Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado, or (c) if a Lot, a fee simple interest in real property; and in each case such VOI or Lot has been deeded to the Nominee pursuant to the terms of one of the Title Clearing Agreements, or has been deeded to the relevant Obligor in accordance with the requirements of the applicable Contract or applicable law.

          (u)  Environmental Compliance.  Each VOI Regime
               ------------------------
related to a Pledged Contract is now, and at all times during FCI's (or any Affiliate of FCI's) ownership thereof has been free of contamination from any substance, material or waste identified as toxic or hazardous according to any federal, state or local law, rule, regulation or order governing, imposing standards of conduct with respect to, or regulating in any way the discharge, generation, removal, transportation, storage or handling of toxic or hazardous substances, materials or waste (hereinafter referred to as "Environmental Laws"), including, without limitation, any PCB, radioactive substance, methane, asbestos, volatile hydrocarbons, petroleum products or wastes, industrial solvents or any other material or substance which now or hereafter may cause or constitute a health, safety or other environmental hazard to any person or property (any such substance together with any substance, material or waste identified as toxic or hazardous under any Environmental Law now in effect or hereinafter enacted shall be referred to herein as "Contaminants"). Neither FCI nor any Affiliate of FCI has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Contaminant onto any property neither FCI nor any Affiliate of FCI nor any Obligor or occupant of all or part of any of the VOI Regimes is now or has been involved in operations at any VOI Regime which could lead to liability for FCI, the Borrower, any other Affiliate of FCI or any other owner of any VOI Regime or the imposition of a lien on such VOI Regime under any Environmental Law.

          Except as set forth on Schedule 4.02(u), all property owned, managed or controlled by FCI (or any Affiliate of FCI) and located within a Development is now, and has at all times during FCI's (or any Affiliate of FCI's) ownership, management or control thereof been free of contamination from any Contaminant. Except as set forth on
Schedule 4.02(u), neither FCI nor any Affiliate of FCI has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Contaminant onto any property comprising or adjoining any of the Developments, and neither FCI nor any Affiliate of FCI nor any Obligor or occupant of all or part of any Development is now or has been involved in operations at any Development which could lead to liability for FCI, the Borrower, any other Affiliate of FCI or any other owner of any Development or the imposition of a lien on such Development under any Environmental Law. None of the matters set forth on
Schedule 4.02(u) will have a Material Adverse Effect, a material adverse effect on the interests of the Triple-A, the L/C Bank, the Surety or the Collateral Agent in the Collateral or an adverse effect on Triple-A, the L/C Bank, the Surety or the Collateral Agent.

          (v)  Tax Liens.  All taxes (including, without
               ---------
limitation, mortgage and transfer taxes) applicable to such Contract and the related VOI or Lot have been paid. There are no delinquent tax liens in respect of the VOI or Lot underlying such Contract.

          (w)  Credit Life Insurance.  If such Contract also
               ---------------------
financed a policy of Credit Life Insurance: (i) the Collateral Agent has been assigned a valid and perfected security interest in and to the rights of the beneficiary thereunder; (ii) FCI had the power and authority to assign its interest as the beneficiary of such policy, and it has so assigned its interest to the Borrower pursuant to the Receivables Purchase Agreement, (iii) the Borrower has the power and authority to pledge its interest as the beneficiary of such policy, and it has so pledged its interest to the Collateral Agent pursuant to this Agreement; and (iv) the Collateral Agent has the sole power and authority to cancel such policy in the event of nonpayment of such Contract and the sole right to receive any unearned premium in the event of cancellation of such policy.

          (x)  Contract Files.  The related Contract File
               --------------
contains:

          (i) other than in the case of Contracts described in clause (ii) below, at least one original of each Pledged Contract (other than (A) in the case of an original Contract which has been removed from the Contract File for the performance of collection services and other routine servicing requirements in accordance with Section 5.01(n), or (B) an original
                     --------------
     Contract which has been identified as a missing original contract and included on Exhibit B to the Custodian's Certificate Acknowledging Receipt of Contracts delivered pursuant to the Receivables Purchase Agreement in connection with the sale of Contracts to the Borrower on a Contract Grant Date, and which is either (x) a 1995 Contract, or (y) a Pledged Contract with respect to which each of the Collateral Agent and the L/C Bank shall have waived the application of this clause (i) in writing), and

          (ii) in the case of any Contracts relating to VOIs or Lots located in Developments in North Carolina or South Carolina, at least two originals of each Pledged Contract (other than (A) in the case of an original Contract which has been removed from the Contract File for the performance of collection services and other routine servicing requirements in accordance with
     Section 5.01(n), (B) in the case of an original
     --------------
     Contract which has been removed from the Contract File for the purpose of recording such Contract in the relevant local real property recording office (provided that such Contract shall not have been removed for such purposes for more than (x) 145 days from the Effective Restatement Date, in the case of Contracts to be purchased by the Borrower on or about the Effective Restatement Date or (y) 145 days from the date of origination, in the case of Contracts to be purchased by the Borrower in connection with any Contract Grant Date other than the Effective Restatement Date), or (C) an original Contract which has been identified as a missing original contract and included on Exhibit B to the Custodian's Certificate Acknowledging Receipt of Contracts delivered pursuant to the Receivables Purchase Agreement in connection with the sale of Contracts to the Borrower on a Contract Grant Date and which is either (x) a 1995 Contract, or (y) a Pledged Contract with respect to which each of the Collateral Agent and the L/C Bank shall have waived the application of this clause (ii) in writing), and

          (iii) in the case of any Contracts in respect of which the related VOI or Lot has been deeded out to the relevant Obligor:

               (A) a copy of the deed for the related VOI or Lot, and

               (B) a purchase money Mortgage

     (other than in the case of any Contract with respect to which the relevant purchase money Mortgage is outside the Contract File for purposes of recording such Mortgage in the relevant local real property recording office, but only to the extent that: (x) such purchase money Mortgage and copy of deed shall not have been outside of the relevant Contract File for such purposes for more than (1) 145 days from the relevant Contract Grant Date (in the case of Contracts relating to VOIs located in the Cypress Palms Development), and (2) 145 days from the date on which the related VOI or Lot is required to be deeded to an Obligor (in the case of Contracts relating to VOIs or Lots located in any other Development), and (y) unless and to the extent waived by the Collateral Agent and the L/C Bank in writing, the Collateral Agent shall have received certificates of appropriate local real property recording officers, in form and substance satisfactory to the Collateral Agent, to the effect that the Mortgage in question has been received for purposes of recordation and is in the custody of such recording officer (in the case of Contracts relating to VOIs located in the Cypress Palms Development)).

          (y)  Lock-Box Accounts.  The Obligor of such
               -----------------
Contract either


          (1) shall have been instructed, pursuant to the Servicer's routine distribution of a periodic statement to such Obligor next succeeding

               (A) the Closing Date, the Effective
          Restatement Date or any Contract Grant Date (as applicable), or

               (B) the day on which a PAC ceased to apply to such Contract, in the case of a Pledged Contract formerly subject to a PAC,

     but in no event later than the then next succeeding due date for Payment under the related Pledged Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement substantially in the form of Exhibit H hereto, or
                                  ---------
          (2) has entered into a PAC, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Borrower has, and has caused each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

          (z)  Ground Leases.  In the case of any Pledged
               -------------
Contract relating to a VOI or Lot located in either of Harbortown Marina Resort Hotel in Ventura County, California or the Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado, (i) the ground lease to which the relevant Development is subject has a fixed term which terminates after the maturity of such Contract, and (ii) all rent due and payable for the term of the relevant ground lease has been fully paid through the date on which this representation is made (or remade, as the case may be);

          (aa)  Perfection of Security Interest.  On and
                -------------------------------
after the relevant Contract Grant Date:

          (i)  The Borrower shall have a legal, valid
     and perfected ownership interest in, and good and marketable title to, the Contract, which interest in and title to the Contract is free and clear of all Liens (other than the Primary Lien or the L/C
     Bank Lien); and

          (ii) The Collateral Agent shall have a legal, valid, perfected and enforceable Lien upon and first priority and second priority security interest in, to and under such Contract, which Lien upon and security interest in, to and under such Contract is free and clear of all Liens other than the Primary Lien and the L/C Bank Lien.

          All of the representations and warranties of the Borrower set forth in this Section 4.02 shall be deemed to
                           ------------
be made, without further act by any Person, on and as of the applicable Cut-Off Date with respect to each Contract Grant Date (including, without limitation, the Contract Grant Date expected to correspond to the Effective Restatement Date), with respect to each Contract Granted by the Borrower on and as of each such date. In addition, each of the representations and warranties of the Borrower set forth in the following subsections of this Section 4.02 shall be
                                  ------------
deemed to be remade, without further act by any Person, on and as of each Business Day hereunder occurring prior to the Collection Date: subsections (a) (but only with respect to the eligibility criteria set forth in the definition of "Eligible Contract" in the Definitions List at clauses (a),
(b), (c), (d), (h), (k), (l), (m), (o), (q), (r), (t), (u),
(v) and (w) thereof), (c), (d), (e), (h), (i), (j), (l),
(n), (o), (u), (v), (w), (x), (y), (z), and (aa).  All of
the representations and warranties set forth in this Section
4.02 shall survive the Grant of the respective Contracts by the Borrower to the Collateral Agent.

          For the avoidance of doubt, the parties hereto acknowledge that the Borrower makes the representation and warranty in subsection (a) of this Section 4.02 relating to
                                   ------------
the eligibility criterion set forth in the definition of "Eligible Contract" in the Definitions List at clause (u)(1) thereof, without actual knowledge of the satisfaction of such requirement in the case of any particular Obligor, and without a requirement of related inquiry or investigation as to the satisfaction of such requirement on the part of the Borrower.

          Notwithstanding anything in the foregoing to the contrary, a representation of the Borrower set forth in this
Section 4.02 shall be deemed not to have been breached with
------------
respect to a Pledged Contract Granted to the Collateral Agent on any Contract Grant Date to extent that all of the following statements are true:

               (i) such Pledged Contract is a 1995 Contract;

               (ii) the existence of the condition giving
          rise to such breach of a representation set forth in this Section 4.02 shall have been identified in
                  ------------
          any of Exhibits B [Summary by Age of Contract], E [Summary of Geographical Distribution of Obligors], G [Summary by Equity Percentage], K [Summary by Year of Origination], L [Summary of Original Terms], and M [Summary of Months to Maturity] to the E&Y Audit Report; and

               (iii) the extent to which all Pledged
          Contracts in the Contract Pool, taken as a whole, were subject to such condition was accurately calculated and described in the E&Y Audit Report as of the E&Y Audit Date.


          SECTION 4.03.  Representations and Warranties
                         ------------------------------
Regarding the 1995 Contract Pool.  The Borrower represents
--------------------------------
and warrants to each of Triple-A, the Collateral Agent, the Administrative Agent, the Surety and the L/C Bank that:

          (i)  E&Y Audit Report. The information set forth
               ----------------
in the E&Y Audit Report was true and correct in all material respects as of the E&Y Audit Date; and

          (ii)  Seasoning of Contract Pool.  As of the E&Y
                --------------------------
Audit Date, the aggregate Principal Balance of all Contracts in the 1995 Contract Pool at such time with respect to which at least 60 months had elapsed from the date on which such Contract was entered into, constituted greater than 95% of the 1995 Contract Pool Principal Balance at such time;

          (iii)  Ownership Percentage.  As of the E&Y Audit
                 --------------------
Date, the aggregate Principal Balance of all Contracts in the 1995 Contract Pool at such time with respect to which the Ownership Percentage of such Contract was greater than or equal to 40%, constituted greater than 95% of the 1995
Contract Pool Principal Balance at such time; and

           (iv)  Fixed Week Percentage.  As of March 31,
                 ---------------------
1995, the aggregate Principal Balance of all Contracts in the 1995 Contract Pool with respect to which the underlying ownership interest consisted of a Fixed Week (whether or not such VOI was then subject to the FairShare Plus Program) or Lot constituted greater than 90% of the 1995 Contract Pool Principal Balance at such time.


          A breach of a representation and warranty set forth in this Section 4.03 shall be deemed to be a breach of
              ------------
such representation and warranty with respect to each 1995 Contract. The representations and warranties made in this
Section 4.03 shall survive the Grant of the respective 1995
------------
Contracts by the Borrower to the Collateral Agent.

          SECTION 4.04.  Representations and Warranties
                         ------------------------------
Regarding the Contract Files.  The Borrower represents and
----------------------------
warrants to each of Triple-A, the Collateral Agent, the Administrative Agent, the Surety and the L/C Bank, as to each Pledged Contract, that:

          (a)  Possession.  On or immediately prior to each
               ----------
Contract Grant Date, the Custodian has possession of each original Pledged Contract and the related Contract File, and has acknowledged such receipt, and its undertaking to act as bailee for purposes of perfection of the Collateral Agent's interests in such original Pledged Contract and the related Contract File (provided, however, that the fact that any of
                --------  -------
the Contracts not required to be in its respective Contract File pursuant to Section 4.02(x) hereof is not in the
                 --------------
possession of the Custodian in its respective Contract File does not constitute a breach of this representation).

          (b)  Marking Records.  On or before each Contract
               ---------------
Grant Date, both the Borrower and FAC shall have caused the portions of the computer files relating to the Pledged Contracts Granted on such date to the Collateral Agent to be clearly and unambiguously marked to indicate that such Pledged Contracts constitute part of the Collateral Granted by the Borrower in accordance with the terms of this Credit Agreement. In addition, prior to each such Grant, each such Pledged Contract shall have been clearly and unambiguously stamped or marked as follows:

            "This Contract is part of the
          Collateral under an Amended and Restated
          Credit Agreement dated as of July 31,
          1996. A first priority security interest herein is held by Capital Markets
          Assurance Corporation ("CapMAC") as
          collateral agent for itself and for
          Triple-A One Funding Corporation and
          their respective assignees, and a second priority security interest herein is held by CapMAC as collateral agent for The First National Bank of Boston and its assignees."

          The representations and warranties of the Borrower set forth in this Section 4.04 shall be deemed to be remade,
                  ------------
without further act by any Person, on and as of the Closing Date, the Effective Restatement Date and each Contract Grant Date with respect to each Contract Granted by the Borrower either before, or on and as of, each such date, and on and as of each date on which the Letter of Credit is issued, amended, renewed, or extended. The representations and warranties set forth in this Section 4.04 shall survive any
                             ------------
Grant of the respective Contracts by the Borrower.


                          ARTICLE V

                      GENERAL COVENANTS
                      -----------------
          SECTION 5.01.  Affirmative Covenants of the
                         ----------------------------
Borrower. From the Closing Date until the later of the
--------
Termination Date or the Collection Date, the Borrower shall, unless the Collateral Agent and the L/C Bank shall otherwise consent in writing:

          (a)  Compliance with Laws, Etc.  Comply in all
               -------------------------
material respects, and cause each of the Servicer and any subservicer to comply in all material respects, with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and all Contracts and Facility Documents to which it is a party (including, without limitation, the laws, rules and regulations of each state governing the sale of time share contracts).

          (b)  Preservation of Corporate Existence.
               -----------------------------------
Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation, and maintain all necessary licenses and approvals, in each jurisdiction, except where the failure to preserve and maintain such existence, rights, franchises, privileges, qualifications, licenses and approvals would not have a Material Adverse
Effect.

          (c)  Audits.  At any time and from time to time
               ------
during regular business hours, permit the Collateral Agent or the L/C Bank, or their respective agents or representatives, access

          (i) to the offices and properties of the Borrower (including, without limitation, any repository used by the Borrower, or the Servicer on the Borrower's behalf, to store the computer tapes or other computer records constituting the Servicer's Daily Report), in order to examine and make copies of and abstracts from all books, correspondence and Records of the Borrower as appropriate to verify the Borrower's compliance with this Credit Agreement, the Receivables Purchase Agreement, any other Facility Documents to which it is a party and any other agreement contemplated hereby or thereby, and the Collateral Agent, the L/C Bank and/or their respective agents and representatives may examine and audit the same, and make photocopies and computer tape or other computer replicas thereof (as appropriate), and Borrower agrees to render to the Collateral Agent, the L/C Bank and/or their respective agents and representatives, at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto; and

          (ii) to the officers or employees of the Borrower in order to discuss matters relating to the Contracts or the Borrower's performance hereunder with any of the officers or employees of the Borrower having knowledge of such matters.

The number and frequency of any such audits shall be limited to such number and frequency as shall be reasonable in the exercise of the Collateral Agent's and the L/C Bank's respective reasonable commercial judgment. Each such audit shall be at the sole expense of the Borrower (subject to the Borrower's right under the Receivables Purchase Agreement to recover such expenses from the Seller). Each of the Collateral Agent, the L/C Bank, and their respective agents and representatives shall also have the right to discuss the Borrower's affairs with the officers and employees of the Borrower and Borrower's independent accountants and to verify under appropriate procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral.

          (d)  Keeping of Records and Books of Account.
               ----------------------------------------
Maintain and implement administrative and operating proce-dures (including, without limitation, an ability to recreate records evidencing the Pledged Contracts in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pledged Contracts (including, without limitation, records adequate to permit the daily identi-fication of all Collections with respect to, and adjustments of amounts payable under, each Pledged Contract).

          (e)  Performance and Compliance with Receivables
               -------------------------------------------
and Contracts.  At its expense, timely and fully perform and
-------------
comply, and cause the Seller and/or FCI to comply, in all material respects, with all provisions, covenants and other promises required to be observed by it or the Seller under the Pledged Contracts.


          (f)  Credit Standards and Collection Policies.
               ----------------------------------------
Comply in all material respects with the Credit Standards and Collections Policies and Servicer's Customary Practices in regard to each Pledged Contract and the related
Collateral.

          (g)  Collections.  (1) Instruct all Obligors to
               -----------
either

                    (A) send all Collections directly to a
          Post Office Box or Lock-Box Account, or

                    (B) in the alternative, make Payments by way of pre-authorized debits from a deposit account of such Obligor pursuant to a PAC, which Payments shall be electronically transferred directly to a Lock-Box Account immediately upon each such debit

     (provided that, for the avoidance of doubt, each
      --------
     Obligor may at any time cease to deposit its
     Collections directly to a Post Office Box or a Lock-Box Account, or pursuant to a PAC, so long as such Borrower promptly instructs such Obligor to commence one of the two alternative methods of funds transfer provided for in either of subclauses (A) or (B) of this clause (1)).
                  -------------     ---         ----------
               (2) In the case of funds transfers pursuant to a PAC, take, or cause each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank to take, all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

               (3) If the Borrower shall receive any
     Collections, the Borrower shall hold such Collections in trust for the benefit of the Collateral Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following Borrower's receipt thereof.

               (4) If either of FCI or FAC receives any Collections, the Borrower shall cause FCI or FAC, as the case may be, to hold such Collections in trust for the benefit of the Collateral Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following such Person's receipt thereof.

          (h)  Compliance with ERISA.  Comply in all
               ---------------------
material respects with the provisions of ERISA, the IRC, and all other applicable laws, and the regulations and interpretations thereunder.







          (i)  Perfected Security Interest.  Take such
               ---------------------------
action with respect to each Pledged Contract as is necessary to ensure that the Borrower maintains, either a first priority perfected security interest in, or a legal and valid ownership interest in, any Collateral relating thereto, in each case free and clear of any Liens (other than the Primary Lien, the L/C Bank Lien and in the case of any VOIs or Lots, any Permitted Encumbrance).

          (j)   Legal Opinion.  On or before March 31 in
                -------------
each calendar year commencing with 1997, the Borrower shall furnish to the Collateral Agent an Opinion of Counsel stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Credit Agreement and any other requisite documents (including, without limitation, the Receivables Purchase Agreement), and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the Primary Lien and the L/C Bank Lien in the Pledged Contracts and other Collateral created by this Credit Agreement and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such Liens. Such Opinion of Counsel shall also describe the recording, filing, rerecording and refiling of this Credit Agreement and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the liens and security interests Granted hereunder until March 31 in the following calendar year.

               (k)  Instruments.  The Borrower shall not
                    -----------
remove any portion of the Collateral that consists of money or is evidenced by an instrument, certificate or other writing (including any Contract) from the jurisdiction in which it was held at the date the most recent Opinion of Counsel was delivered pursuant to this Section 5.01(k) (or
                                       --------------
from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Effective Restatement Date if no Opinion of Counsel has yet been delivered pursuant to this Section 5.01(k)) unless the
                           --------------
Collateral Agent shall have first received an Opinion of Counsel to the effect that the Liens created by this Credit Agreement with respect to such property will continue to be maintained after giving effect to such action or actions; provided, however, that each of the Collateral Agent and the
--------  -------
Servicer may remove Pledged Contracts from such jurisdiction to the extent necessary to satisfy any requirement of law or court order, in all cases in accordance with the provisions of the Custodial Agreement and Section 5.01(n).









          (l)  No Release.  The Borrower shall not take any
               ----------
action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any document, instrument or agreement included in the Collateral, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such document, instrument or agreement, except as expressly provided in this Credit Agreement or such other instrument or document.

          (m)  Insurance and Condemnation.
               --------------------------
               (i) The Borrower shall, and shall cause FCI
     (1) to use its best efforts, in the case of Developments where FCI or any Subsidiary of FCI maintains primary or substantial responsibility for management, administration or other services of a similar nature, and (2) to do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, in the case of Developments where FCI or any Subsidiary of FCI does not maintain primary or substantial responsibility for management, administration or other services of a similar nature, to cause each of the POAs for each Development, to (A) maintain one or more policies of "all-risk" property and general liability insurance with financially sound and reputable insurers, providing coverage in scope and amount which (x) satisfies the requirements of the Declarations (or any similar charter document) governing the POA for the maintenance of such insurance policies, and (y) is at least consistent with the scope and amount of such insurance coverage obtained by prudent POAs and/or management of other similar developments in the same jurisdiction; and (B) apply the proceeds of any such insurance policies in the manner specified in the relevant Declarations (or any similar charter document) governing the POA and/or any similar charter documents of such POA (which efforts shall include, in any case, voting as a member of the POA or as a proxy or attorney-in-fact for the Nominee). For the avoidance of doubt, the parties hereto acknowledge that the ultimate discretion and control relating to the maintenance of any such insurance policies is vested in the POAs in accordance with the respective Declaration (or any similar charter document) relating to each VOI Regime.

               (ii) The Borrower shall remit, and shall cause each of FAC and FCI to remit, to the Collection
     Account, the portion of any proceeds received pursuant








     to a condemnation of property in any Development relating to any of the VOIs or Lots.

               (iii) The Borrower shall, and shall cause
     FCI, to maintain each of (A) the Master Group Credit Life Policy originally issued by American United Life Insurance Company of Indiana to FCI, as beneficiary, and (B) the Master Group Credit Life Policy originally issued by American Bankers Life Assurance Company of Florida to FCI, as beneficiary, in each case in full force and effect, having a scope and amounts of coverage (on a per Obligor basis) at least equal to the scope and amounts of coverage in effect on and as of [March 28, 1995] [the date hereof].

               (iv) The Borrower shall, and shall cause FCI, to maintain each master group policy of Credit Life Insurance originally issued to FCI, as beneficiary, and in respect of which a loss payable endorsement or similar acknowledgment shall have been executed and delivered to the Collateral Agent by the relevant insurer pursuant to the terms of Section 3.02(p) hereof
                                      --------------
     (as a condition precedent to a Grant of Contracts on a Contract Grant Date hereunder), in each case in full force and effect, having a scope and amounts of coverage (on a per Obligor basis) at least equal to the scope and amounts of coverage in effect on and as of the Contract Date relating thereto.

          (n)  Custodian.
               ---------
               (i)  On or before each Contract Grant Date,
     and thereafter promptly upon the generation of any documents, instruments and agreements evidencing or otherwise relating to the Pledged Contracts or related Collateral received by any of the Borrower, FAC or FCI, the Borrower shall deliver or cause to be delivered directly to the Custodian for the benefit of the Collateral Agent pursuant to the Custodial Agreement all such documents, instruments and agreements of the Borrower, including without limitation, all Pledged Contracts, installment promissory notes, mortgages, and all ancillary and collateral documentation executed in connection therewith (collectively, the "Primary Custodial Documents"). The Custodian shall hold, maintain and keep custody of all such Primary Custodial Documents for the benefit of the Collateral Agent in the secure location at the storage facility described in the Custodial Agreement as in effect on the Effective Restatement Date; provided, however, that as
                                 --------  -------
     soon as practicable after the Effective Restatement Date, but in no event later than six months after the Effective Restatement Date, the Borrower shall cause the Custodian to move all such Primary Custodial Documents and related documents to a secure, fire retardant location at an office of the Custodian, which location shall be reasonably acceptable to each of the Collateral Agent and the L/C Bank. In addition, the Servicer shall obtain a copy of the each of the Primary Custodial Documents described above on microfiche, CD-Rom or other format reasonably acceptable to the Collateral Agent, which copy shall in each case be maintained in a fireproof vault at a repository located outside of the offices of the Servicer or the Borrower (which repository initially shall be Central Records Services, Inc. in North Little Rock, and which repository shall in all cases provide an acknowledgment in form and substance satisfactory to the Collateral Agent to the effect that such repository maintains an account in the name of the Collateral Agent).

               (ii)  The Custodian shall at all times
     maintain control of the Primary Custodial Documents for the benefit of the Collateral Agent on behalf of itself, the Administrative Agent, Triple-A and the Surety, and for the benefit of the Collateral Agent on behalf of the L/C Bank, in each case pursuant to the Custodial Agreement. Each of FAC, FCI and the Borrower may access the Primary Custodial Documents at the Custodian's storage facility only for the purposes and upon the terms and conditions set forth herein and in the Custodial Agreement. Each of the Borrower and the Servicer may only remove Primary Custodial Documents for collection services and other routine servicing requirements from such facility so long as the Primary Custodial Documents for no more than 100 Pledged Contracts remain outstanding from the facility at any one time, all as set forth and pursuant to the "Bailment Agreement" (as defined in, and attached as Exhibit "B" to, the Custodial Agreement).

          (iii) The Borrower shall at all times comply, and shall cause each of FCI and FAC to comply, with the terms of, and their respective obligations under, the Custodial Agreement, and shall not enter into any modification, amendment or supplement of or to, and shall not terminate, any of the Custodial Agreements, without the Collateral Agent's and the L/C Bank's prior written consent.

          (o) Separate Identity. Take all actions required to maintain the Borrower's status as a separate legal entity. Without limiting the foregoing, the Borrower shall:

          (i) conduct all of its business, and make all communications to third parties (including all invoices







     (if any), letters, checks and other instruments) solely in its own name (and not as a division of any other Person), and require that its employees, if any, when conducting its business identify themselves as such and not as employees of any other Affiliate of the Borrower (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as the Borrower's employees);

          (ii) compensate all employees, consultants and agents directly or indirectly through reimbursement of the Seller, from the Borrower's bank accounts, for services provided to the Borrower by such employees, consultants and agents and, to the extent any employee, consultant or agent of the Borrower is also an employee, consultant or agent of any Affiliate of the Borrower, allocate the compensation of such employee, consultant or agent between the Borrower and such Affiliate on a basis which reflects the respective services rendered to the Borrower and such Affiliate (provided that any fees and expenses payable to the
      --------
     Custodian under the Custodial Agreement shall be the responsibility of the Servicer to be paid out of its Servicing Fee) other than with respect to the services covered under the terms of the Administrative Services, Lease and Operating Agreement;

          (iii) (A) pay its own incidental administrative costs and expenses not covered under the terms of the Administrative Services, Lease and Operating Agreement, from its own funds, (B) allocate all other shared overhead expenses (including, without limitation, telephone and other utility charges, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses) which are not reflected in the Servicing Fee, and other items of cost and expense shared between the Borrower and any Affiliate, pursuant to the terms of the Administrative Services, Lease and Operating Agreement, on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use or the value of services rendered, and (C) allocate taxes on the basis set forth in the Tax Sharing Agreement;

          (iv) at all times have at least two "Independent Directors", one of which satisfies the requirements set forth in Section 4.01(n) hereof and under the
              --------------
     Borrower's Certificate of Incorporation, and have at least one officer responsible for managing its day-to-day business and manage such business by or under the direction of its board of directors;







          (v) maintain its books and records separate from those of any Affiliate;

          (vi) prepare its financial statements separately from those of its Affiliates and ensure that any consolidated financial statements of each of FAC and FCI have notes to the effect that the Borrower is a separate corporate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders and therefore to any creditors of FAC or FCI, as the case may be;

          (vii) not commingle its funds or other assets with those of any of its Affiliates (other than in respect of items of payment which are not material in the aggregate and which have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates), and not to hold its assets in any manner that would create an appearance that such assets belong to any such Affiliate, not maintain bank accounts or other depository accounts to which any such Affiliate is an account party, into which any such Affiliate makes deposits or from which any such Affiliate has the power to make withdrawals, and not act as an agent or representative of any of its Affiliates in any capacity;

          (viii)  not permit any of its Affiliates to pay
     the Borrower's operating expenses (except pursuant to
     allocation arrangements that comply with the
     requirements of subsection (ii) or (iii) of this
                     --------------     -----
     Section 5.01(o) or pursuant to the terms of the
     --------------
     Receivables Purchase Agreement);

          (ix) not guarantee any obligation of any of its Affiliates nor have any of its obligations guaranteed by any such Affiliate, (either directly or by seeking credit based on the assets of such Affiliate) or otherwise hold itself out as responsible for the debts of any Affiliate;

          (x)  maintain at all times stationery and a
     telephone number separate from that of any Affiliate and which telephone number will be answered in its own name, and have all its officers and employees conduct all of its business solely in its own name;

          (xi)  hold regular meetings of its board of
     directors in accordance with the provisions of its Certificate of Incorporation and otherwise take such actions as are necessary on its part to ensure that all corporate procedures required by its Certificate of Incorporation and by-laws are duly and validly taken;







          (xii) maintain a separate office from the offices of any of its Affiliates and identify such office by a sign in its own name;

          (xiii) not advance funds or other assets to, or commit to advance funds or other assets to (other than by way of payments in respect of a Purchase on any Contract Grant Date under the Receivables Purchase Agreement), or accept funds from (other than by way of contributions to capital) FAC or any of its Affiliates for any purpose or transaction (other than in compliance with the provisions of Section 5.02(k) with respect to transactions with Affiliates), or permit FAC or any of its Affiliates to be involved in the management of the Borrower;

          (xiv) respond to any inquiries with respect to ownership of a Pledged Contract by stating that it is the owner of such Pledged Contract, and that such Pledged Contract is Granted to the Collateral Agent for the benefit of itself, the Administrative Agent, Triple-A, the Surety, and to the Collateral Agent for the benefit of the L/C Bank;

          (xv)  on or before March 31 of each year,
     beginning in 1997, the Borrower shall deliver to the Collateral Agent an Officer's Certificate stating that
     Borrower has, during the preceding year, observed all of the requisite corporate formalities and conducted its business and operations in such a manner as required for the Borrower to maintain its separate corporate existence from any other entity; and

          (xvi) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the non-consolidation opinion described in Section F.1.b. of the List of Closing Documents attached at Exhibit C remain true and correct at all times.

          (p)  Computer Files.  Mark or cause to be marked
               --------------
each Pledged Contract in its computer files as described in
Section 4.04(b) hereof.
--------------
          (q)  Taxes.  File or cause to be filed, and cause
               -----
each of its Affiliates with whom it shares consolidated tax liability to file, all federal, state and local tax returns which are required to be filed by it, except where the failure to file such returns could not reasonably be expected to have a Material Adverse Effect, or which could otherwise be reasonably expected to expose the Borrower to a material liability. The Borrower shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower or the applicable Affiliate shall have set aside adequate reserves on its books in accordance with GAAP, and which proceedings could not reasonably be expected to have a Material Adverse Effect, or which could otherwise be reasonably expected to expose the Borrower to a material liability.

          (r)  Facility Documents.  Comply in all material
               ------------------
respects with the terms of, employ the procedures outlined in and enforce the obligations of the Seller and/or FCI (as the case may be) under the Receivables Purchase Agreement, and all of the other Facility Documents to which such Person is a party, and take all such action to such end as may be from time to time reasonably requested by the Collateral Agent, maintain all such Facility Documents in full force and effect and make to the Seller or FCI such reasonable demands and requests for information and reports or for action as the Borrower is entitled to make thereunder and as may be from time to time reasonably requested by the Collateral Agent.

          (s)  Contract Schedule.  Promptly amend the
               -----------------
Contract Schedule to reflect terms or discrepancies that become known after the Contract Grant Date, and promptly notify the Collateral Agent of any such amendments.

          (t)  Segregation of Collections.  Prevent the
               --------------------------
deposit into any of the Lock-Box Accounts, the Collection
Account or the Spread Account of any funds other than
Collections in respect of the Pledged Contracts (except, in
the case of the Spread Account, for the initial deposit
therein) (provided that this covenant shall not have been
          --------
breached to the extent that items other than Collections, which are not material in the aggregate, have been mistakenly forwarded by an Obligor directly to any of the Lock-Box Accounts, the Collection Account or the Spread
Account and, to the extent that any such funds are nevertheless deposited into any of such Lock-Box Accounts, the Collection Account or the Spread Account, promptly identify any such funds to the Servicer for segregation and remittance to the owner thereof.

          SECTION 5.02.  Negative Covenants of the Borrower.
                         ---------------------------------
From the Closing Date until the later of the Termination Date or the Collection Date, the Borrower shall not, without the prior written consent of the Collateral Agent and the L/C Bank:

          (a)  Sales, Liens, Etc. Against Receivables and
               ------------------------------------------
Related Security.  Except for the releases contemplated
----------------






under Section 7.11 and 7.12, sell, assign (by operation of
      ------------    -----
law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien (other than the Primary Lien, the L/C Bank Lien or, with respect to VOIs and Lots relating to Pledged Contracts, any Permitted Encumbrances thereon) upon or with respect to, any Pledged Contract or any other Collateral, or any interests in either thereof, or upon or with respect to any Post Office Box, the Collection Account, the Spread Account, any Lock-Box Account or the L/C Cash Collateral Account, or assign any right to receive income in respect thereof. The Borrower shall immediately notify the Collateral Agent of the existence of any Lien on any Pledged Contract or any other Collateral, and the Borrower shall defend the right, title and interest of each of the Borrower and the Collateral Agent in, to and under the Pledged Contracts and all other Collateral, against all claims of third parties.

          (b)  Extension or Amendment of Contract Terms.
               ----------------------------------------
Extend, amend, waive or otherwise modify the terms of any Pledged Contract, or permit the rescission or cancellation of any Pledged Contract, whether for any reason relating to a negative change in the related Obligor's creditworthiness or inability to make any payment under the Pledged Contract or otherwise; provided, however, that the following
              --------  -------
modifications may be made to a Pledged Contract from time to time: (i) extensions which are Permitted Deferrals, (ii) amendments entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments, (iii) reductions in the amount of required principal Payments under such Contract which do not alter the aggregate amount of Collections anticipated to be received in the Collection Account in respect of such Contract (as a result of any release of prepaid premiums for Credit Life Insurance), and (iv) modifications in the applicability of a PAC (which will, among other things, result in a change in the relevant Contract Rate).

          (c)  Change in Business or Credit and Collection
               -------------------------------------------
Policy.  (i) Make any change in the character of its
------
business, or, (ii) make any change in the Credit Standards and Collection Policies, or deviate from the exercise of Customary Practices, which change or deviation described in this clause (ii) would, in either case, materially impair the value or collectibility of any Pledged Contract.

          (d)  Change in Payment Instructions to Obligors.
               ------------------------------------------
Add or terminate any bank as a Lock-Box Bank from those
listed in Exhibit F or make any change in its instructions
          ---------
to Obligors regarding payments to be made to any Lock-Box
Account at a Lock-Box Bank, unless the Collateral Agent shall have received (i) 30 days' prior notice of such addition, termination or change; (ii) written confirmation from the Borrower that after the effectiveness of any such termination, there shall be at least one (1) Lock Box Account in existence; and (iii) prior to the effective date of such addition, termination or change, (x) executed copies of Lock-Box Agreements executed by each new Lock-Box Bank, the Borrower, and the Collateral Agent (and, at the option of the Collateral Agent, the Servicer) and (y) copies of all agreements and documents signed by either the Borrower or the respective Lock-Box Bank with respect to any new Lock-Box Account.

          (e)  Stock, Merger, Consolidation, Etc.  Sell any
               ---------------------------------
shares of any class of its capital stock to any Person
(other than FAC) or consolidate with or merge into or with any other corporation, or purchase or otherwise acquire all or substantially all of the assets or capital stock, or other ownership interest of, any Person or sell, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person, except for the granting of the Primary Lien and the L/C Bank Lien as expressly permitted under the terms of this Credit Agreement.

          (f)  Change in Corporate Name, etc.  Make any
               -----------------------------
change to its corporate name, or use any trade names, fictitious names, assumed names or "doing business as" names.

          (g)  ERISA Matters.  (i) Engage or permit any
               -------------
ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the DOL; (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the IRC, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto;
(iv) terminate any Benefit Plan so as to result in any liability; or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of the Borrower or any ERISA Affiliate under ERISA or the IRC; provided,
                                            --------
however, the Borrower's ERISA Affiliates may take or allow
-------
such prohibited transactions, accumulated funding deficiencies, payments, terminations and reportable events described in clauses (i) through (iv) above so long as such events occurring within any fiscal year of the Borrower, in the aggregate, involve a payment of money by or an incurrence of liability of any such ERISA Affiliate (collectively, "ERISA Liabilities") in an amount which does
                -----------------
not exceed $500,000.







          (h)  Terminate or Reject Contracts.  Without
               -----------------------------
limiting anything in Section 5.02(b), terminate or reject
                     ---------------
any Pledged Contract prior to the end of the term of such
Contract, whether such rejection or early termination is
made pursuant to an equitable cause, statute, regulation,
judicial proceeding or other applicable law (including,
without limitation, Section 365 of the Bankruptcy Code),
unless prior to such termination or rejection, such Pledged
Contract and any related Collateral have been released from
both of the Primary Lien and the L/C Bank Lien pursuant to
Section 7.11.
------------
          (i)  Debt.  Create, incur, assume or suffer to
               ----
exist any Debt except for Debt to Triple-A, the Administrative Agent, the Collateral Agent, the Surety or the L/C Bank expressly contemplated hereunder, (ii) Debt to the Surety under the Insurance Agreement, and (iii) Debt incurred in accordance with the terms of the Receivables
Purchase Agreement in connection with the funding of a Purchase thereunder, which is evidenced by the Subordinated
Note (as defined therein, and subject to the subordination provisions thereof).

          (j)  Guarantees.  Guarantee, endorse or otherwise
               ----------
be or become contingently liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement or indemnification obligations in favor of Triple-A, the Collateral Agent, the Surety or the L/C Bank or any Liquidity Bank as provided for under this Credit Agreement.

          (k)  Limitation on Transactions with Affiliates.
               ------------------------------------------
Enter into, or be a party to any transaction with any Affiliate, except for:

          (i) the transactions contemplated hereby and by the Receivables Purchase Agreement;

          (ii)  transactions related to the allocation of
     shared overhead expenses or taxes as described in
     clause (iii) of Section 5.01(o); and
                     ---------------
          (iii)  to the extent not otherwise prohibited
     under this Credit Agreement, other transactions in the nature of employment contracts and directors' fees, upon fair and reasonable terms materially no less favorable to the Borrower than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.









          (l)  Facility Documents.  Except as otherwise
               ------------------
permitted under Section 14.01, without the prior consent of
                -------------
the Collateral Agent and the L/C Bank (a) terminate, amend or otherwise modify any Facility Document to which it is a party, or grant any waiver or consent thereunder, (b) exercise any discretionary rights granted to the Borrower under the Receivables Purchase Agreement pursuant to provisions thereof providing for certain actions to be taken "with the consent of the Company", "acceptable to the Company" as "specified by the Company", "in the reasonable judgment of the Company" or similar provisions (it being understood that inaction by the Borrower shall not be considered to be an exercise of such discretionary rights), or (c) terminate, amend or otherwise modify the FairShare Plus Agreement; provided, however, (A) the Title Clearing
                --------  -------
Agreements may be amended for the purposes of (1) making additional properties subject thereto, (2) making an Affiliate of FCI a party thereto having the same rights and obligations thereunder as FCI or (3) identifying a separate pool of Contracts (which shall not include the Pledged Contracts) to be sold or pledged to secure debt under a pooling or pledge arrangement similar to that evidenced by this Credit Agreement, and (B) the FairShare Plus Agreement may be amended from time to time (1) to substitute or add additional parties thereto, (2) to comply with state and federal laws or regulations, or (3) for any other purpose, provided that with respect to this clause (3), the Borrower furnishes to the Collateral Agent an Opinion of Counsel in form and substance acceptable to the Collateral Agent to the effect that such amendment or modification will not adversely affect in any material respect the respective interests of Triple-A, the Collateral Agent, the Administrative Agent, the L/C Bank or the Surety.

          (m)  Charter and By-Laws.  Amend or otherwise
               -------------------
modify its Certificate of Incorporation or By-laws in any manner which requires the consent of an "Independent Director" (as defined in the Borrower's Certificate of Incorporation), other than as specifically required by CapMAC and the L/C Bank in connection with the Effective Restatement Date in accordance with Section 3.01(e) hereof.
                                    --------------
          (n)  Lines of Business.  Conduct any business
               -----------------
other than that described in Section 4.01(q), or enter into
                             --------------
any transaction with any Person which is not contemplated by or incidental to the performance of its obligations under the Facility Documents to which it is a party.

          (o)  Accounting Treatment.  Prepare any financial
               --------------------
statements or other statements (including any tax filings which are not consolidated with those of the FCI or FAC) which shall account for the transactions contemplated by the Receivables Purchase Agreement in any manner other than as the sale of, or a capital contribution of, the Pledged
Contracts by the Seller to the Borrower.

          (p)  Limitation on Investments.  Make or suffer to
               -------------------------
exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except for (i) Permitted Investments, (ii) the purchase of Contracts pursuant to the terms of the Receivables Purchase Agreement and (iii) the acceptance of investments in exchange for Defaulted Contracts, in an effort to maximize the recoveries thereon (in each such case, with the prior written consent of the Collateral Agent).

          (q)  Insolvency Proceedings.  Institute Insolvency
               ----------------------
Proceedings with respect to the Borrower, FAC, FCI, or any Affiliate thereof or consent to the institution of Insolvency Proceedings against the Borrower, FAC, FCI, or any affiliate thereof or take any corporate action in furtherance of any such action, or seek dissolution or liquidation in whole or in part of the Borrower, FAC, FCI, or any Affiliate thereof.

          (r)  Prohibited Payments.
               -------------------
          (i)  Pay or declare any dividend or other
distribution with respect to its capital stock, or make any payment on account of the purchase, redemption or other acquisition or retirement of its capital stock or any warrant, option or other right to acquire any such capital stock, either directly or indirectly (any such distribution or payment being a "Dividend") if, (x) prior to giving
effect to such declaration, payment or distribution of a Dividend, any amount of unpaid principal or interest remains outstanding under the Subordinated Note, or (y) after giving effect to such declaration, payment or distribution of a Dividend the Borrower (A) would be "insolvent" (as such term is defined in Sec. 101(32)(A) of the Bankruptcy Code), (B) would be unable to pay its debts as they become due, or (C) would have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage (provided that nothing in this clause (i)
                 --------
shall prohibit the Borrower from effecting any Dividends consisting of property constituting VOIs or Lots for which the applicable requirements for release of the related
Contract from each of the Primary Lien and the L/C Bank Lien under Section 7.11 have been satisfied);
      ------------
          (ii) On or after the occurrence of the earliest to occur of any Borrowing Base Shortfall, O/C Shortfall,








Spread Account Shortfall or Event of Default, pay, distribute or declare any Dividend; or

          (iii)  make, or agree to make or schedule to be
made, any payments of principal or accrued interest in
respect of any subordinated Debt of Borrower (including,
without limitation, the Subordinated Note), except for
payments of principal and interest owing under the
Subordinated Note as permitted on any Settlement Date in
accordance with the provisions of Section 7.06(b)(x).
                                  -----------------

                         ARTICLE VI

                   REPORTING REQUIREMENTS
                   ----------------------
          SECTION 6.01.  Reporting Requirements of the
                         -----------------------------
Servicer.  From the Closing Date until the later of the
--------
Termination Date or the Collection Date, the Servicer shall, unless the Collateral Agent shall otherwise consent in writing, furnish to the Collateral Agent and, unless the L/C Bank shall otherwise consent in writing, furnish to the L/C Bank (or a designated agent or repository for the Collateral Agent and the L/C Bank as identified hereinbelow), or as otherwise notified by the Collateral Agent or the L/C Bank (as the case may be) to the Servicer:

          (a)  Daily Reports.  By not later than 3:00 p.m.,
               -------------
Little Rock, Arkansas time on each Business Day,

               (x) a report on computer tape (or other
     computer record format reasonably acceptable to the Collateral Agent) containing the master file for each Pledged Contract, updated through the close of business on the prior Business Day and appropriately filled-out (which master file shall contain, among other things, (i) the Contract Pool Principal Balance of each Pledged Contract as of the close of business on the preceding Business Day, (ii) the interest rate payable under each Pledged Contract, and (iii) an identifying notation for each Pledged Contract to which a PAC is applicable), which tape shall be delivered to a repository which may be designated by the Collateral Agent from time to time (which repository initially shall be Central Records Services, Inc. in North Little Rock, and which repository shall in all cases provide an acknowledgment in form and substance satisfactory to the Collateral Agent to the effect that such repository maintains an account in the name of the Collateral Agent); and

               (y)  a report, by telecopy, containing such
     information with respect to daily Collections and other performance criteria concerning the Contract Pool, and in such format, as the Collateral Agent and/or the L/C
     Bank may reasonably request from time to time (each
     such report described in clause (x) or this clause (y)
     being referred to herein as a "Servicer's Daily
                                    ----------------
     Report").
     ------
Any transmission or other delivery of each such report to the Collateral Agent and/or the L/C Bank, or a repository therefor, as the case may be, shall be deemed to be a representation and warranty by the Servicer to the Collateral Agent and/or the L/C Bank that the information contained therein is true and correct in all material respects.

          (b)  Settlement Reports.  By not later than 3:00
               ------------------
p.m., Little Rock, Arkansas time, on the second Business Day preceding each Settlement Date, a Settlement Report, appropriately filled-out, containing current information with respect to the then most recently concluded Calculation Period, in each case dated as of the next preceding Determination Date. Any transmission of such report to the Collateral Agent or the L/C Bank shall be deemed to be a representation and warranty by the Servicer to the Collateral Agent and the L/C Bank that the information contained therein is true and correct in all material respects.

          (c)  Certificate of Servicing Officer.
               --------------------------------
Simultaneously with the delivery of the Settlement Report, a certificate of a Servicing Officer substantially in the form of Exhibit I, certifying the accuracy of such report and
   ---------
that no Event of Default or Unmatured Event of Default has occurred, or if such event has occurred and is continuing, specifying the event and its status. Such certificate shall also identify which, if any, Pledged Contracts have become Defective Contracts or Defaulted Contracts, and which are to be released on such Settlement Date pursuant to Section
                                                -------
7.11.
----
          (d)  Other Data.  At the request of the Collateral
               ----------
Agent or the L/C Bank, such underlying data in respect of the Pledged Contracts, in addition to the data described in Sections 6.01(a), (b) and (c) above, as can be generated by
----------------   --     ---
the Servicer's existing data processing system without undue modification or expense.

          (e)  Annual Servicer's Certificate.  On or before
               -----------------------------
March 31 of each calendar year, beginning in 1997, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the preceding calendar year (or, in the case of the first such Officer's Certificate, the period since the [Closing Date]) and of its performance under this Credit Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has fully performed all of its obligations under this Credit Agreement throughout such year, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          (f)  Annual Report of Accountants.  On or before
               -----------------------------
March 31 of each calendar year, beginning in 1997, a statement prepared and delivered by a firm of nationally recognized independent "Big 6" public accountants (who may also render other services to the Servicer, the Borrower or
FCI), to the effect that such firm, in connection with its annual examination of the Servicer, has (A) made a study and evaluation of the Servicer's internal accounting controls and computer systems relative to the servicing of the Pledged Contracts and that, on the basis of such examination, such firm is of the opinion that (assuming the accuracy of reports by the Servicer and third party agents) the system of internal accounting controls in effect on the date of such statement relating to servicing procedures in connection with the Pledged Contracts performed by the Servicer, taken as a whole, was sufficient for the prevention and detection of material errors and material irregularities; and (B) compared the mathematical calculations of each amount set forth in the Servicer's Settlement Reports for each Calculation Period in the preceding twelve-month period with the computer records of the Servicer, and that such firm is of the opinion that such amounts are in agreement; except in either case for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement.

          (g)  Servicer Default.  Within one Business Day
               ----------------
after a Servicing Officer becomes aware of the occurrence of a Servicer Default, and each Unmatured Servicer Default, notification of such occurrence, as soon as possible and in any event (A) within three Business Days after a Servicing Officer becomes aware of the occurrence of a Servicer Default or Unmatured Servicer Default, the statement of the chief financial officer or chief accounting officer or other Servicing Officer setting forth details of such Servicer Default or Unmatured Servicer Default, and the action which the Servicer has taken and proposes to take with respect thereto, and (B) within three Business Days after a Servicing Officer becomes aware of the occurrence thereof, notice of any other event, development or information which is reasonably likely to materially and adversely affect the ability of the Servicer to perform its obligations under this Credit Agreement.









          In the event that FAC is no longer acting as
Servicer, any Successor Servicer appointed and acting pursuant to Section 11.02 shall deliver or make available to
            -------------
the Borrower and FAC each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to the provisions of this Section 6.01(g).
                       --------------
          SECTION 6.02.  Additional Reporting Requirements;
                         ---------------------------------
FAC and FCI; SEC Filings.  From the Closing Date until the
------------------------
later of the Termination Date or the Collection Date, the Servicer shall, for so long as the Servicer is an Affiliate of the Borrower (and thereafter, the Borrower shall), unless the Collateral Agent shall otherwise consent in writing, furnish to the Collateral Agent and, unless the L/C Bank shall otherwise consent in writing, furnish to the L/C Bank:

          (a) as soon as available, and in any event not later than the later of 50 days following the end of each quarterly accounting period or 10 days following the filing of a Form 10-Q, if any, with the Securities and Exchange Commission, unaudited consolidated statements of income and cash flows for each of FCI and FAC for the period from the beginning of the current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of each of FCI and FAC as at the end of such quarterly period, setting forth in each case figures from the income statement and statement of cash flows for the corresponding quarterly period of the next preceding annual accounting period, and from the year-end balance sheet for the next preceding annual accounting period, all in reasonable detail and certified by the authorized financial officer of each of FCI and FAC, as applicable, subject to changes resulting from normal year-end adjustments;

          (b) as soon as practicable, and in any event not later than the later of 95 days following the end of each annual accounting period or within 10 days following the filing of a Form 10-K, if any, with the Securities and Exchange Commission, audited consolidated statements of income and cash flows for each of FCI and FAC for such annual period, and a consolidated balance sheet of each of FCI and FAC as at the end of such annual accounting period, setting forth in each case figures from the financial statements for the next preceding annual accounting period, and the end of the next preceding annual accounting period, all in reasonable detail and certified by a firm of "Big 6" independent accountants;

          (c) as soon as practicable, and in any event not later than the Settlement Date next succeeding each Determination Date, a written report setting forth the following information (which written report may be included in the Settlement Report with respect to the Calculation
Period ending on such Determination Date):

          (i) for each Development, the total number and aggregate dollar value of all Fixed Weeks, and the total number of Points and aggregate dollar value of all UDIs, in each case sold by FCI or any of its Affiliates to a Person other than FCI or any of its Affiliates during the Calculation Period ending on such Determination Date,

          (ii) for each Development, the total number and aggregate dollar value of all Fixed Weeks, and the total number of Points and aggregate dollar value of all UDIs, in each case beneficially owned by FCI or any of its Affiliates as of such Determination Date, and

          (iii) with respect to all VOI units relating to improvements located within a Development, the construction of which was completed during the Calculation Period ending on such Determination Date,
     (A) the total number and aggregate dollar value of all Fixed Weeks, and the total number of Points and aggregate dollar value of all UDIs, in each case which have been sold by FCI or any of its Affiliates to a Person other than FCI or any of its Affiliates on or prior to such Determination Date, and (B) the total number and aggregate dollar value of all Fixed Weeks, and the total number of Points and aggregate dollar value of all UDIs, in each case beneficially owned by FCI or any of its Affiliates as of such Determination
     Date;

(provided, however, that unless FCI or any Affiliate of FCI
 --------  --------
is the property manager of a VOI Regime at the time of any determination hereunder, the Servicer's obligation to deliver the information described in each of clauses (iv) and (v) of this Section 6.02(c) with respect to such VOI
Regime shall be limited to the extent of the Servicer's reasonable efforts);

          (d) with respect to each VOI Regime (i) within 120 days after the Effective Restatement Date, a copy of all policies of all-risk property and liability insurance, in each case maintained by the relevant POA with financially sound and reputable insurers, as required under in Section
                                                   -------
5.01(m)(i), and (ii) no later than one month prior to the
---------
expiration of said policy or policies, a copy of the relevant replacement policy or policies (provided, however,
                                         --------  -------
that unless FCI or any Affiliate of FCI is the property manager of the relevant VOI Regime at the time of any determination hereunder, the Servicer's obligation to deliver the information described in this Section 6.02(d)
                                          --------------






shall be limited to the extent of the Servicer's reasonable efforts);

          (e) as soon as practicable and in any event not later than 120 days following the end of each annual accounting period, for each POA at each VOI Regime: (i) the annual audited financial statements for such accounting period, and (ii) the annual budgets for the next succeeding annual accounting period (provided, however, that (x) unless FCI or any Affiliate of FCI is the property manager of the relevant VOI Regime at the time of any determination hereunder, the Servicer's obligation to deliver the information described in this Section 6.02(e) shall be limited to the extent of the Servicer's reasonable efforts to request such information from the relevant Persons, and
(y) the financial statements required to be delivered under clause (i) above shall be audited financial statements only to the extent that audited annual financial statements for such annual period are prepared for the relevant POA);

          (f) to the extent not covered in subsections (a) through (e) above, inclusive, as soon as practicable and in any event within ten (10) days after such filing, any financial reports filed by either or both of FCI and FAC with the Securities and Exchange Commission; and

          (g) as soon as practicable, and in any event no later than 120 days following the end of each calendar year, the following:

          (i)  an income statement for such year and a
          balance sheet as of the end of such year for the FairShare Vacation Plan Use Management Trust, setting forth in each case corresponding figures from the next preceding calendar year's annual financial statements, all in reasonable detail and audited by a firm of "Big 6" independent accountants, and

          (ii) a statement of key exchange operation statistics for the FairShare Plus Program for such year, setting forth corresponding figures from the next preceding calendar year's annual financial statements, all in reasonable detail and audited by a firm of "Big 6" independent accountants and in no less detail and scope than such statement audited by Ernst & Young LLP for calendar year 1995.












          SECTION 6.03.  Miscellaneous Borrower and Servicer
                         -----------------------------------
Reporting Requirements.  From the Closing Date until the
----------------------
later of the Termination Date or the Collection Date, the Servicer shall, for so long as the Servicer is an Affiliate of the Borrower (and thereafter, the Borrower shall), unless the Collateral Agent shall otherwise consent in writing, furnish to the Collateral Agent, and unless the L/C Bank shall otherwise consent in writing, furnish to the L/C Bank:

          (a) as soon as available, and in any event not later than 50 days following the end of each quarterly accounting period, unaudited consolidated statements of income and cash flows for the Borrower for the period from the beginning of the current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of the Borrower as at the end of such quarterly period, setting forth in each case figures for the corresponding period in the preceding fiscal year (if any), all in reasonable detail and certified by the chief financial officer of the Borrower, subject to changes resulting from normal year-end adjustments;

          (b) as soon as practicable, and in any event not later than 95 days following the end of each annual accounting period, audited consolidated statements of income and cash flows for the Borrower for such year, and a consolidated balance sheet of the Borrower and its subsidiaries as at the end of such year, setting forth in each case corresponding figures from the preceding annual financial statements (if any), all in reasonable detail and certified by a firm of "Big 6" independent accountants;

          (c) to the extent not already delivered to the Collateral Agent pursuant to the terms of this Agreement, promptly upon receipt thereof, copies of (i) all financial statements delivered to the Borrower by the Seller pursuant to the Receivables Purchase Agreement, and (ii) all other reports and other written information not specified above which are required to be delivered by the Seller
(individually, or as Servicer) to the Borrower pursuant to the terms of the Receivables Purchase Agreement;

          (d) as soon as possible and in any event within five Business Days after the occurrence of each Event of Default or Unmatured Event of Default, the statement of the chief financial officer of the Borrower setting forth details of such Event of Default or Unmatured Event of Default and the action which the Borrower proposes to take with respect thereto;

          (e)  promptly after the filing or receiving
thereof, copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which the Borrower or any Affiliate files under ERISA with the IRS or the PBGC or the DOL or which the Borrower receives from the PBGC;

          (f) as soon as possible and in any event within two Business Days after the occurrence of any proposed change in Credit Standards and Collections Policies, the statement of the chief financial officer of the Borrower setting forth details of such change in Credit Standards and Collections Policies;

          (g)  promptly after the filing or receiving
thereof, copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which the Borrower or any Affiliate files under ERISA with the IRS or the PBGC or the DOL or which the Borrower receives from the PBGC;


                         ARTICLE VII

                      SECURITY INTEREST
                      -----------------
          SECTION 7.01.  Grant of Primary Lien.  To secure
                         ---------------------
the prompt and complete payment when due of the Obligations and the timely performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Credit Agreement in favor of any of the Collateral Agent, the Administrative Agent, Triple-A and/or the Surety (but not including any covenant or obligation to be performed in favor of the Collateral Agent for the sole benefit of the L/C Bank), the Borrower hereby assigns and pledges to the Collateral Agent and grants to the Collateral Agent, on behalf of the Collateral Agent, the Administrative Agent, Triple-A, and the Surety, but not on behalf of the L/C Bank, a security interest (the "Primary Lien") in all of
                                    ------------
the Borrower's right, title and interest in, to and under all property and all interests in property of the Borrower of any kind or nature, whether tangible or intangible, whether real or personal, and whether now owned or existing or hereafter arising or acquired and wheresoever located (collectively, the "Collateral"), including, without
                    ----------
limitation, the following property and interests in property:

          (a) all Pledged Contracts, together with all other Transferred Assets;

          (b)  the Receivables Purchase Agreement, the
     Administrative Services, Lease and Operating
     Agreement and the Remarketing Agreement, including, without limitation, all monies due and to become due to the Borrower from the Seller or







     FCI under or in connection therewith (including, without limitation, all interest and finance charges for late payments accrued thereon and proceeds of any liquidation or sale of Pledged
     Contracts or resale of VOIs or Lots and all other
     Collections on the Pledged Contracts);

          (c) all computer software, tapes, disks and other electronic media, books, records and documents relating to the Pledged Contracts; including, without limitation, any such software, electronic media, books, records and documents used

               (i)  to account for and service the
                    Transferred Assets,

              (ii)  in the management of any VOI Regimes,
                    and the VOIs and Lots located within
                    such VOI Regimes,

             (iii)  in the monitoring of accounts
                    receivables and  third party contracts
                    relating to the management of properties located within any VOI Regime, and

               (iv) in managing and operating the FairShare
                    Plus Program,

     and all relevant licenses, sublicenses, contracts (including, without limitation, service and maintenance contracts), warranties and guaranties relating to any such software, electronic media, books, records and documents, as the case may be (including, without limitation, all such rights arising under such software, electronic media, books, records and documents, and any related licenses, sublicenses, contracts, warranties and guaranties transferred by FAC to the Borrower pursuant to the Receivables Purchase Agreement);

          (d)  the 1994 Interest Rate Hedge, the 1994
     Interest Rate Hedge Assignment, the 1996 Interest Rate Hedge, any other Interest Rate Hedge entered into from time to time hereafter, any replacement agreement for any thereof, and any other contract, instrument or agreement in which the Borrower has any interest or rights, pursuant to which the Borrower (or its assignor or predecessor in interest) has hedged against movements in interest rates, including, without limitation, all monies due and to become due to the Borrower (or its assignor or predecessor in interest) thereunder or in connection therewith;








          (e)  the Collection Account, the Spread
     Account, the L/C Cash Collateral Account and all other bank and similar accounts established, in whole or in part, for the benefit of any of the Borrower, the Collateral Agent, the Administrative
     Agent, Triple-A, the Surety and/or the L/C Bank, all funds held therein or in such other accounts, all financial assets, investment property and other investments from time to time on deposit, or made with proceeds, in any such accounts, and all income arising from such funds held in any such accounts or from such financial assets, investment property and other investments;

          (f)  all Post Office Boxes, Lock-Box
     Accounts, and all other bank and similar accounts into which Collections in respect of the Pledged
     Contracts are or are intended to be deposited, and all funds held therein or in such other accounts;

          (g) all certificates and instruments if any, from time to time representing or evidencing any of the foregoing property described in clauses (a) through (f) above;

           (h)  any accounts, inventory, machinery,
     equipment, fixtures, general intangibles, chattel paper, contract rights, investment property, financial assets, instruments and documents, to the extent not described in any of clauses (a) through (g) above;

           (i)  all proceeds of the foregoing property
     described in clauses (a) through (h) above, any security therefor, and all interest, dividends, cash, instruments, financial assets, investment property and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for or on account of the sale, condemnation or other disposition of, any or all of the then existing Collateral, and including all payments under Insurance Policies
     (whether or not any of Triple-A, the Surety, the L/C Bank or the Collateral Agent is the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral;
     and

          (j)  all other monies or property of the
     Borrower coming into the actual possession, custody or control of the Collateral Agent, the Administrative Agent, the Surety, Triple-A or the
     L/C Bank (whether for safekeeping, deposit,







     custody, pledge, transmission, collection or otherwise).

          The Primary Lien shall constitute a lien which is separate and distinct from the L/C Bank Lien.

          SECTION 7.02.  Continuing Liability of the
                         ---------------------------
Borrower.  The security interests described above in Section
--------                                             -------
7.01 and in Section 8.07 are granted as security only and
----        ------------
shall not subject any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank, or any of their respective assigns to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to, any of the Collateral or any transaction in connection therewith. None of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank, or their respective assigns, shall be required or obligated in any manner to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of any performance by any party under any such obligation, or to make any payment or present or file any claim, or to take any action to collect or enforce any performance or the payment of any amount thereunder to which any such Person may be entitled at any time.

          SECTION 7.03.  Filings; Further Assurances.
                         ---------------------------
          (a) (1) On or prior to the Contract Grant Date corresponding with the Effective Restatement Date, the Borrower shall have caused, at its sole expense, the UCC-1 financing statements, assignments thereof and other items referred to in the Closing Lists set forth in Exhibit C
                                              ---------
hereto as items which are required to be filed or recorded on or prior to such Contract Grant Date, to be so filed or recorded in the appropriate offices, and (2) within five Business Days after such Contract Grant Date, the Borrower shall cause each of the other UCC-1 financing statements, UCC-2 and UCC-3 amendment and/or termination statements, and other similar items referred to in the Closing List set forth in Exhibit C hereto to be filed or recorded within
         ---------
five Business Days after such Contract Grant Date, and in each such case shall thereafter promptly cause evidence of such filings to be delivered to the Collateral Agent and the L/C Bank.

          (b) (1) On or prior to each Contract Grant Date, the Borrower shall cause, at its sole expense, the UCC-1 financing statements, assignments thereof and any other items which are required by the Collateral Agent (in the exercise of its sole discretion) to be filed or recorded on or prior to such Contract Grant Date, and which are identified by the Collateral Agent to the Borrower in writing (including, without limitation, by way of inclusion on Exhibit D hereto) prior to such Contract Grant Date, to
   ---------
be so filed or recorded in the appropriate offices, and (2) within five Business Days after such Contract Grant Date, the Borrower shall cause each of the other UCC-1 financing statements, assignments thereof, UCC-2 and UCC-3 termination statements, and any other similar items which are required by the Collateral Agent (in the exercise of its sole discretion) to be filed or recorded in connection with the related Grant, to be so filed or recorded in the appropriate offices, and in each such case shall thereafter promptly cause evidence of such filings to be delivered to the Collateral Agent and the L/C Bank. In each such case, such required filings and recordings shall include financing statements in favor of the Collateral Agent, as secured party, for the benefit of itself, the Administrative Agent, Triple-A and the Surety, as well as financing statements in favor of the Collateral Agent, as secured party for the benefit of the L/C Bank.

          (c) The Borrower shall, at its sole expense, from time to time prepare, execute and deliver, or cause to be prepared, executed and delivered, all such financing statements, continuation statements, instruments of further assurance and other instruments, in such forms, and shall take such other actions, as shall be required by the Collateral Agent or as the Collateral Agent otherwise deems necessary or advisable to perfect the Primary Lien and the L/C Bank Lien in the Collateral. The Servicer agrees, at its sole expense, to cooperate with and assist the Borrower in taking any such action (whether at the request of the Borrower or the Collateral Agent). Without limiting the foregoing, the Borrower shall from time to time, at its sole expense, execute, file, deliver and record all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, or other statements, specific assignments or other instruments or documents and take any other action that either of the Servicer or the Collateral Agent deems necessary or advisable to: (i) Grant more effectively all or any portion of the Collateral; (ii) maintain or preserve the Primary Lien and the L/C Bank Lien Granted hereunder (and the priority thereof) or carry out more effectively the purposes hereof; (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made pursuant to this Credit Agreement; (iv) enforce any of the Pledged Contracts or any of the other Collateral (including, without limitation, by cooperating with the Collateral Agent, at the expense of the Borrower, in filing and recording such UCC financing statements against such Obligors as the Collateral Agent shall deem necessary or advisable from time to time); (v) preserve and defend title to any Pledged Contracts on all or any other part of the Collateral, and the rights of the Collateral Agent in such







Pledged Contracts or other Collateral, against the claims of all Persons and parties; or (vi) pay any and all taxes levied or assessed upon all or any part of the Collateral. The Borrower hereby designates the Servicer its agent and attorney-in-fact to execute, upon the Borrower's failure to do so, any financing statement, continuation statement or other instrument required pursuant to this Section 7.03 or
                                           ------------
required, as indicated in any Opinion of Counsel delivered pursuant to Section F.1.a. or Section F.4. of the Closing List set forth at Exhibit C hereto, or pursuant to Section
                  ---------
F.1 or F.3 of the Closing List set forth in Exhibit D
                                            ---------
hereto, to maintain the Primary Lien and the L/C Bank Lien and security interests granted hereunder with respect to the Collateral.

          (d) The Borrower shall, on or prior to the date of Grant of any Contracts hereunder, deliver all original copies of the Contract (other than in the case of any Contracts not required to be in the relevant Contract File pursuant to Section 4.02(x)), together with related Contract
            ---------------
File, to the Custodian, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. In the event that the Borrower receives any other instrument or any writing which, in either event, evidences a Pledged Contract or other Collateral, the Borrower shall deliver such instrument or writing to the Custodian on behalf of the Collateral Agent, the Administrative Agent, Triple-A, the Surety and/or the L/C Bank within one Business Day after the Borrower's receipt thereof, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.

          (e) The Borrower hereby authorizes the Collateral Agent, and gives the Collateral Agent its irrevocable power of attorney (which authorization is coupled with an interest and is irrevocable), in the name of the Borrower or otherwise, to execute, deliver, file and record any financing statement, continuation statement, specific assignment or other writing or paper and to take any other action that Triple-A or the L/C Bank, in its sole discretion, may deem necessary or appropriate to further perfect the Primary Lien and/or L/C Bank Lien created hereby. The Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Credit Agreement or of a financing statement is sufficient as a financing statement where permitted by applicable law. Any expenses incurred by the Collateral Agent pursuant to the exercise of its rights under this Section 7.03(e) shall be for the sole
                      --------------
account and responsibility of the Borrower, and shall








constitute "Carrying Costs" payable by the Borrower hereunder.

          SECTION 7.04.  Place of Business; Change of Name.
                         ---------------------------------
As of the date hereof, the chief executive office of the Borrower and principal place of business and the location where the Borrower maintains all Records relating to the Pledged Contract and the other Collateral is listed at
Section 4.01(k).  The Borrower will not (x) change its
--------------
principal place of business or chief executive office from the location listed in such Section 4.01(k), (y) change its
                            ---------------
name, identity or corporate structure or (z) change the location of its Records relating to the Collateral from the location listed in such Section 4.01(k), unless in any such
                        --------------
event the Borrower shall have given the Collateral Agent at least thirty (30) days' prior written notice thereof and shall have taken all action necessary or reasonably requested by the Collateral Agent to amend its existing financing statements and continuation statements so that they are not misleading and to file additional financing statements in all applicable jurisdictions to perfect the Primary Lien of the Collateral Agent on behalf of itself, the Administrative Agent, Triple-A, and the Surety in all of the Collateral and the L/C Bank Lien of the Collateral Agent on behalf of the L/C Bank in all of the Collateral.

          SECTION 7.05.  Lock-Box Accounts; Collection
                         -----------------------------
Account.  The Borrower has established and shall maintain a
-------
system of operations, accounts and instructions with respect to the Obligors and Lock-Box Accounts at the Lock-Box Banks as described in Sections 4.01(l), 5.01(g), 5.01(t) and
                ----------------  ------   ------
5.02(d), and shall establish and maintain the Collection
------
Account as provided in Section 7.06.   Pursuant to the Lock-
                       ------------
Box Agreement to which it is party, each Lock-Box Bank shall be irrevocably instructed to initiate an electronic transfer of all funds on deposit in the relevant Lock-Box Account to the Collection Account on the Business Day on which such funds become available. None of FCI, FAC or the Borrower, nor any Person claiming by, through or under FCI, FAC or the Borrower, shall have any control over the use of, or any right to withdraw any item or amount from, any Lock-Box Account or the Collection Account, except in the case of FAC acting in its capacity as the Servicer, to the extent expressly provided in the Lock-Box Agreements or the Collection Account Agreement, respectively. The Collateral Agent on behalf of Triple-A, the Surety and the L/C Bank is hereby irrevocably authorized and empowered, as the Borrower's attorney-in-fact, to endorse any item deposited in a Post Office Box, or presented for deposit in any Lock-Box Account or the Collection Account, requiring the endorsement of the Borrower, which authorization is coupled with an interest and is irrevocable.








          SECTION 7.06.  Collection Account.  (a)  On or
                         ------------------
prior to the Closing Date, the Borrower shall establish and maintain, or cause to be established and maintained, for the sole and exclusive benefit of the Collateral Agent on behalf of the Collateral Agent, the Administrative Agent, Triple-A, the L/C Bank and the Surety, and their respective assigns, a cash collateral account (the "Collection Account"). The
                              ------------------
Collection Account shall be a special purpose segregated account, designated as the "Capital Markets Assurance Corporation Collateral Agent Collection Account", maintained either (i) with FNBB, for so long as FNBB maintains a short-term unsecured indebtedness rating of no less than A-2 by S&P and P-1 by Moody's, or a Depository Institution which is an Eligible Depository Institution, or (ii) in a segregated trust account in the trust department of a Depository Institution, and shall be under the sole dominion and control of, and in the name of, the Collateral Agent, acting on behalf of itself, the Administrative Agent, Triple-A, the Surety and the L/C Bank. In the event that the Collection Account Bank ceases to satisfy the requirements set forth in clause (i) above, and such funds therein are not immediately thereafter transferred to a segregated trust account as provided in clause (ii) above, the Collateral Agent shall be entitled to terminate the Collection Account and the related Collection Account Agreement, and transfer all funds and investments held therein to a new Collection Account at an Eligible Depository Institution, subject to a new Collection Account Agreement in form and substance satisfactory to the Collateral Agent.

          All funds held in the Collection Account,
including investment earnings thereon, may be invested in Permitted Investments at the direction of the Servicer; provided, however, that the Collateral Agent shall have the sole right, upon written notice to the Collection Account Bank, to restrict the maturities of any Permitted Investments held in the Collection Account and to direct the withdrawal or liquidation of any such Permitted Investments, to be used solely for the purposes and in the order of priority set forth at Section 7.06(d).
                      ---------------
          The taxpayer identification number associated with the Collection Account shall be that of the Borrower and the Borrower will report for federal, state and local income tax purposes the income, if any, earned on funds in the Collection Account.

          The Collateral Agent shall have the sole and
exclusive right to withdraw or order a transfer of funds
from the Collection Account, in all events in accordance
with the terms and provisions of this Section 7.06 and the
                                      ------------
information most recently delivered to the Collateral Agent
pursuant to Section 6.01;  provided, however, that the
            ------------   --------  -------






Collateral Agent shall, pursuant to the terms of the Collection Account Agreement, and absent further instructions to the Collection Account Bank to the contrary from the Collateral Agent (which instructions the Collateral Agent may give at any time), permit the Servicer to make withdrawals or order transfers of funds from the Collection Account, in all events in accordance with the provisions of this Section 7.06 and the information most recently
     ------------
delivered pursuant to Section 6.01.  In addition,
                      ------------
notwithstanding anything in the foregoing to the contrary, the Servicer shall be entitled on a daily basis (absent further instructions to the Collection Account Bank to the contrary from the Collateral Agent (which instructions the Collateral Agent may give at any time)) to direct the Collection Account Bank to make withdrawals or order transfers of funds from the Collection Account, to the extent such funds either (i) have been mistakenly deposited into the Collection Account (including, without limitation, funds representing Assessments or dues payable by Obligors to property owners' associations or other entities), or (ii) relate to items subsequently returned for insufficient funds or as a result of stop payments. In the case of any withdrawal or transfer pursuant to the foregoing sentence, the Servicer shall provide the Collateral Agent with notice of such withdrawal or transfer, together with reasonable supporting details, on the next Settlement Report to be delivered by the Servicer following the date of such withdrawal or transfer (or in such earlier written notice as may be requested by the Collateral Agent from the Servicer from time to time). Notwithstanding anything herein to the contrary, the Collateral Agent shall be entitled on a daily basis to direct the Collection Account Bank to make withdrawals or order transfers of funds from the Collection Account, in the amount of all reasonable and appropriate out-of-pocket costs and expenses incurred by the Collateral Agent in connection with any misdirected funds described in clause (i) of the second foregoing sentence, which costs and expenses shall constitute Obligations hereunder.

          (b)  All funds in the Collection Account shall be
held in trust for the benefit of the Collateral Agent, the
Administrative Agent, Triple-A, the Surety and the L/C Bank
and, except as otherwise provided in Section 7.06(d) below
                                     --------------
with respect to all periods from and after the Liquidation
Trigger Date, shall be used on each day solely for the following purposes and in the following order of priority:

          (i)       If such day is a Settlement Date,
     provided that no Servicer Default shall have occurred and be continuing, to repay to the Servicer the amount of any unpaid Servicer Advances with respect to formerly Delinquent Contracts to the extent identified by the Servicer in the relevant Settlement Report as having been recovered from the relevant Obligor during the most recently concluded Calculation Period and paid into the Collection Account;

          (ii) To pay any Carrying Costs which are then due and payable;

          (iii) To be retained in the Collection Account to the extent of any accrued and unpaid Carrying Costs which are not then due and payable;

          (iv)      If such day is a Settlement Date, to
     remit to the Surety to the extent of any Reimbursement
     Obligations then outstanding and unpaid;

          (v) If such day is a Settlement Date (or in the discretion of the Borrower, on the Business Day immediately preceding such Settlement Date), to make any mandatory repayments of the Triple-A Loans as required in Section 2.07(b);
                 --------------
          (vi) If such day is a Settlement Date, to remit to the Spread Account to the extent of any Spread Account Shortfall then in effect;

          (vii) If such day is a Settlement Date, to pay any other Obligations which may be due and payable at such time;

          (viii) If such day is a Settlement Date, to pay any other L/C Bank Obligations which may be due and payable at such time;

          (ix)      To make any voluntary prepayments of the
     Triple-A Loans as provided in Section 2.07(a), upon the
                                   ---------------
     direction of the Borrower;

          (x) If such day is a Settlement Date, upon instructions of the Servicer, to be remitted to the Borrower for any purposes not otherwise prohibited by this Credit Agreement, including, without limitation,
     (1) the payment of outstanding amounts of accrued interest and principal then due and payable under the Subordinated Note (or the prepayment of outstanding amounts of principal then outstanding under the Subordinated Note), (2) the payment of any Dividend to the extent permitted pursuant to the terms of Section
                                                   -------
     5.02(r) hereof, (3) the payment of any and all tax
     -------
     obligations (and imputed tax obligations) then due and payable by the Borrower, and (4) interest on Pledged Contracts which was accrued and unpaid on the Contract Grant Date relating thereto, but subsequently deposited into the Collection Account; and







          (xi)      To be retained in the Collection
     Account.

Each of the Borrower and the Servicer, in making any request for funds to be withdrawn from the Collection Account (or, in the case of the Servicer, in directing the withdrawal of funds from the Collection Account pursuant to Section
                                              -------
7.06(a) and in accordance with the terms of the Collection
------
Account Agreement), shall certify to each of the Collateral Agent and the Collection Account Bank that the funds will be used for one of the purposes described above in this Section
                                                     -------
7.06(b).
------
          If, on any Business Day prior to the Liquidation Trigger Date, the funds on deposit in the Collection Account and available for withdrawal under clause (ii) above are
                                   ----------
less than the amount of the obligations described in such clause, such available funds shall be allocated in the priority set forth in Section 7.06(c) below; if, on any such
                      --------------
Business Day, the funds on deposit in the Collection Account and available for withdrawal under clause (vii) above are
                                   -----------
less than the amount of the obligations described in such clause, such available funds shall be allocated to the Persons to whom such obligations are owed ratably according to the respective amounts owed.

          (c) On each Business Day prior to the Liquidation Trigger Date, to the extent that the funds on deposit in the Collection Account and available under clause (ii) of
                                       ----------
Section 7.06(b) are insufficient to pay all Carrying Costs
--------------
which are then due and payable, such funds shall be applied to the Carrying Costs in the following order of priority:

          (i) To pay any accrued and unpaid interest on the Triple-A Loans (including in any such amount, the accrued and unpaid CP Dealer Fee then outstanding) then due and payable and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (ii) To pay any accrued and unpaid fees owing under the Fee Letter then due and payable and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (iii)     To pay any accrued and unpaid expenses
     of the Collateral Agent then due and payable and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (iv) To pay any accrued and unpaid fees owing under the L/C Fee Letter then due and payable and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (v)       To pay any accrued and unpaid Servicing
     Fee then due and payable and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (vi) To pay all other Carrying Costs then due and payable (if any), other than the ordinary course expenses of the Borrower and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable; and

          (vii)      To pay ordinary course expenses of the
     Borrower to the extent the same are due or past due.

If, on any such Business Day, the funds on deposit in the Collection Account and available for withdrawal under any of clauses (ii), (vi) or (vii) above are less than the amount
------- ----   ---     ---
of the due and unpaid obligations described in such clause, such available funds shall be allocated to the Persons to whom such obligations are owed ratably according to the respective amounts owed.

          (d)  On each Business Day from and after the
Liquidation Trigger Date, notwithstanding anything herein or elsewhere to the contrary, funds shall be withdrawn on any day from the Collection Account solely upon direction of the Collateral Agent to be used solely for the following purposes and in the following order of priority:

          (i) To pay any accrued and unpaid Servicing Fee then due and payable (together with any accrued and unpaid additional compensation then due and payable to a Successor Servicer as agreed to between the Collateral Agent and the Successor Servicer in accordance with Section 11.02(c)), and to be retained
                     ---------------
     in the Collection Account to the extent such fee (or such additional compensation) is accrued but not then due and payable (if the Servicer is a Person other than any of FCI, FAC or the Borrower, or any Affiliate of any thereof);

          (ii)      To pay any accrued and unpaid fee owing
     to the Custodian then due and payable, and to be retained in the Collection Account to the extent such fee is accrued but not then due and payable;

          (iii)     To pay any accrued and unpaid expenses
     of the Collateral Agent then due and payable, and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;







          (iv) To pay any accrued and unpaid interest on the Triple-A Loans (including in any such amount, the accrued and unpaid CP Dealer Fee then outstanding) then due and payable, and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (v) To pay any accrued and unpaid fees owing under the Fee Letter then due and payable, and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (vi)      To pay any other accrued and unpaid
     Obligations in respect of Carrying Costs then due and payable, and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (vii) To pay any other accrued and unpaid Obligations which have not been paid pursuant to clauses (i) through (vi) above (except in respect of
     ----------          ----
     Obligations described in clauses (viii), (ix)
                              -------------   ----
     (excluding any portion of Reimbursement Obligations in respect of accrued and unpaid interest, which shall be paid pursuant to this clause (vii)) and (xii) below);
                           ------------      -----
          (viii) To repay to the Surety the amount of any Reimbursement Obligations then outstanding;

          (ix)      To repay the aggregate outstanding
     principal amount of any Triple-A Loans then outstanding;

          (x)       To pay any outstanding L/C
     Reimbursement Obligations, or any fees owing to the L/C Bank under the L/C Fee Letter;

          (xi)      To pay any other accrued and unpaid
     L/C Bank Obligations owing to the L/C Bank under the Credit Agreement;

          (xii) To pay any other accrued and unpaid Carrying Costs which are due and payable but have not been paid pursuant to clauses (i) through (xi) above
                           ----------          ----
     (except with respect to the Carrying Costs described in clause (xiii) below), and to be retained in the
     ------------
     Collection Account to the extent such amounts are accrued but not then due and payable;

          (xiii)    To pay any accrued and unpaid Servicing
     Fee owed to any of FCI, FAC or the Borrower, or any Affiliate of any thereof; and








          (xiv)     To repay any unpaid Servicer Advances
     owing to FCI or any of its Affiliates as Servicer; and

          (xv) To be retained in the Collection Account and not subject to withdrawal, transfer or remittance instructions of the Servicer; provided, however any
                                   --------  -------
     funds remaining on deposit in the Collection Account after the later of the Termination Date and the final payment, in full and in cash, of all of the foregoing Obligations, L/C Bank Obligations, and other obligations, fees and expenses, shall, at the direction of the Collateral Agent, be remitted to the Borrower or as otherwise required by law.

If, on any such Business Day, the funds on deposit in the Collection Account and available for withdrawal under any of clauses (v), (vi), (vii), or (xii) above are less than the
----------    ---   ----      ----
amount of the due and payable obligations described in such clause, such available funds shall be allocated to the Persons to whom such obligations are owed ratably according to the respective amounts owed.

          SECTION 7.07.  Spread Account.  (a)  On or prior
                         --------------
to the Closing Date, the Borrower shall establish and maintain, or cause to be established and maintained, for the sole and exclusive benefit of the Collateral Agent for the benefit of itself, the Administrative Agent, Triple-A, the Surety, the L/C Bank and their respective assigns, a cash collateral account (the "Spread Account"). The Spread
                         --------------
Account shall be a special purpose segregated account, designated as the "Capital Markets Assurance Corporation Collateral Agent Spread Account", maintained either (i) with FNBB, for so long as FNBB maintains a short-term unsecured indebtedness rating of no less than A-2 by S&P and P-1 by Moody's, or a Depository Institution which is an Eligible Depository Institution, or (ii) in a segregated trust account in the trust department of a Depository Institution, and shall be under the sole dominion and control of, and in the name of, the Collateral Agent. In the event that the Spread Account Bank ceases to satisfy the requirements set forth in clause (i) above, and such funds therein are not immediately thereafter transferred to a segregated trust account as provided in clause (ii) above, the Collateral Agent shall be entitled to terminate the Spread Account and the Spread Account Agreement, and transfer all funds and investments held therein to a new Spread Account at an Eligible Depository Institution, subject to a new Spread Account Agreement in form and substance satisfactory to the Collateral Agent.

          All funds held in the Spread Account, including
investment earnings thereon, may be invested in Permitted
Investments at the direction of the Servicer; provided,
                                              --------






however, that (x) upon written notice from the Collateral
-------
Agent to the Spread Account Bank, the Collateral Agent shall have the sole right to restrict the maturities of any Permitted Investments held in the Spread Account, and (y) from and after the date after the Termination Date on which there are no remaining available funds on deposit in the Collection Account, the Collateral Agent shall have the sole right to direct the withdrawal or liquidation of any such Permitted Investments to be used solely for the purposes and in the applicable order of priority set forth at Section
                                                 -------
7.06 hereof.
----
          (b) The Borrower shall cause the Spread Account to be funded, at any time, in the amount of the Spread Account Requirement then in effect.

          (c)  The Collateral Agent shall have the sole and
exclusive right to withdraw or order a transfer of funds
from the Spread Account, in all events in accordance with
the terms and provisions of Section 7.06 and this Section
                            ------------          ------
7.07, and the information most recently delivered to the
---
Collateral Agent pursuant to Section 6.01; provided, however, that prior to
                             -----------   --------  -------
the occurrence of the Termination Date, on each Business Day next succeeding a Settlement Date, the Servicer shall
instruct the Spread Account Bank to transfer from the Spread
Account to the Servicer (or otherwise in accordance with the instructions of the Servicer) an amount of funds held in the
Spread Account which shall in no event be greater than the
excess (if any) on such Business Day (the "Spread Account
                                           --------------
Excess") of the then outstanding balance of available funds
------
held in the Spread Account over the Spread Account
Requirement in effect as of the opening of Business on such
Business Day (after giving effect to all transactions and
fund transfers required to take place hereunder pursuant on
the next preceding Settlement Date).  Any amount so
transferred shall constitute an additional Servicing Fee
paid to the Servicer, and shall not decrease the amount of
any Servicing Fee otherwise payable to the Servicer in
accordance with Section 9.09.  The Servicer, in making any
                ------------
such instructions for the transfer of funds from the Spread
Account, shall simultaneously provide each of the Collateral
Agent and the Spread Account Bank with a certificate of a Servicing Officer as to the existence and size of any Spread
Account Excess.

          (d)  On each Business Day from and after the
occurrence, and during the continuance, of an Event of
Default, the Collateral Agent shall have the sole right to
direct the Spread Account Bank to withdraw all or any
portion of the funds on deposit the Spread Account for
transfer to the Collection Account, to be used solely for
the purposes and in the applicable order of priority set
forth at Section 7.06(d) hereof.
         --------------







          (e) Any funds remaining in the Spread Account after the later of the Termination Date and the final payment, in full and in cash, of all of the Obligations and L/C Bank Obligations outstanding hereunder shall, at the direction of the Collateral Agent, be remitted to the Borrower or as otherwise required by law.

          (f) The taxpayer identification number associated with the Spread Account shall be that of the Borrower and the Borrower will report for federal, state and local income tax purposes the income, if any, earned on funds in the Spread Account.

          SECTION 7.08.  Accounts, Generally.  Any deposit
                         -------------------
made into any of the Lock-Box Accounts, the Collection Account, the L/C Cash Collateral Account or the Spread Account hereunder shall be irrevocable, and shall be held in such account in trust by the Collateral Agent hereunder, together with all interest thereon, and applied solely as provided herein.

          SECTION 7.09.  Rights of Obligors and Release of
                         ---------------------------------
Contract Files.
--------------
          (a)   Notwithstanding any other provision
contained in this Credit Agreement, including the Collateral Agent's remedies pursuant hereto, the rights of any Obligor to any Lot or VOI subject to a Pledged Contract shall, so long as such Obligor is not in default thereunder, be superior to those of the Collateral Agent and the holder of the Triple-A Note hereunder, and the Collateral Agent and the holder of the Triple-A Note shall not, so long as such Obligor is not in default thereunder, interfere with such Obligor's use and enjoyment of the Lot or VOI subject thereto.

          (b)  If pursuant to the terms of this Credit
Agreement, the Collateral Agent shall acquire through foreclosure the Borrower's interest in any portion of the Lot or VOI subject to a Pledged Contract, the Collateral Agent hereby specifically agrees to release or cause to be released any Lot or VOI from any Lien of the Collateral Agent, the Administrative Agent, the Surety, the Triple-A or L/C Bank upon the request of the Obligor (including such Obligor's heirs, successors and assigns) to the Pledged Contract, upon completion of all payments and the performance of all the terms and conditions required to be made and performed by such Obligor under such Pledged Contract, and each of the Collateral Agent, the Administrative Agent, the Surety, Triple-A or the L/C Bank hereby consents to any such release by, or at the direction of, the Collateral Agent.








          (c) At such time as an Obligor has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to a Pledged Contract and has otherwise fully discharged all of such Obligor's obligations and responsibilities required to be discharged as a condition to deeding, the Servicer shall notify the Collateral Agent by a certificate substantially in the form attached hereto as Exhibit J (which certificate shall include a statement to the effect that all amounts received in connection with such payment have been deposited in the Collection Account) of a Servicing Officer and shall request delivery to it of the related Contract Files. Upon receipt of such certificate and request or at such earlier time as is required by applicable law, the Collateral Agent (a) shall promptly direct the Custodian to release the Contract Files to the Servicer (in all cases in accordance with the provisions of Section 5.01(n)), (b) shall approve the
              --------------
release by the Nominee of the related deed of title, and any documents and records maintained in connection therewith, to the Obligor as provided in the Title Clearing Agreement, provided that title to the VOI or Lot has not already been deeded to the Obligor, and/or (c) shall execute such documents and instruments of transfer and assignment and take such other action as is necessary to release its interest in the VOI or Lot subject to deeding (in the case of any Pledged Contract which has been paid in full). If a deed has been delivered to an Obligor and such Obligor's obligations and responsibilities are not fully discharged, the Servicer shall cause such Obligor to execute a Mortgage in favor of FCI encumbering the related VOI or Lot, each of FCI, FAC and the Borrower shall cause such Mortgage to be promptly collaterally assigned to the Collateral Agent pursuant to one or more Assignments of Mortgage (each such Mortgage constituting additional Collateral granted by the Borrower hereunder), and the Servicer shall, promptly followi such Assignment of Mortgage relating to VOIs or Lots located in Developments in the States of Arkansas, Colorado or Georgia (or in any other State with respect to which an Opinion of Counsel required to be delivered in connection with any Grant hereunder states, or the Collateral Agent otherwise directs, that recordation is necessary or advisable to perfect or protect the interest of the Collateral Agent in such Mortgages in such State), cause each such Assignment of Mortgage to be recorded in all proper offices. The Servicer shall cause each Contract File or any document therein so released which relates to a Pledged Contract for which the Obligor's obligations have not been fully discharged to be returned to the Custodian for the sole benefit of the Collateral Agent when the need therefor by the Servicer no longer exists.

          SECTION 7.10.  Recordation of Assignments.  The
                         --------------------------
Servicer shall, promptly following each Contract Grant Date,







cause to be recorded in the proper offices all Assignments of Mortgages constituting Contract Conveyance Documents relating to Mortgages Granted to the Collateral Agent on such date, to the extent that the related VOIs or Lots are located in Developments in the States of Arizona, Arkansas, Colorado or Georgia or in any State with respect to which an Opinion of Counsel required to be delivered in connection with such Grant states that recordation is necessary or advisable to perfect or protect the interest of the Collateral Agent in such Mortgages in such State.

          SECTION 7.11.  Releases.
                         --------
          (a)  Subject to Section 7.11(d), the Borrower
                          --------------
shall, prior to the occurrence of a Liquidation Trigger Date

               (i) cause the release of any Pledged Contract from each of the Primary Lien and the L/C Bank Lien of this Credit Agreement by making all of the payments and allocations required to be made under Section 7.06(b)
                                           --------------
     on the first Settlement Date (the "Notice Settlement
                                        -----------------
     Date") occurring after the Borrower or the Servicer has
     -----
     become aware, or has received written notice from the Collateral Agent, of any uncured breach with respect to such Pledged Contract of a representation or warranty of the Borrower in any of Sections 4.01(y), 4.02, 4.03
                               ---------------   ----  ----
     or 4.04 (each such Pledged Contract, a "Defective
        ----                                 ---------
     Contract" and each such date on which a release occurs,
     -------
     a "Defective Contract Release Date"); and
        -------------------------------
               (ii) cause either of FAC or FCI to satisfy its corresponding repurchase obligations under the Receivables Purchase Agreement in respect of such Defective Contract;

     provided, that all of the payments and allocations
     --------
     required to be made under Section 7.06(b) on a Notice
                               ---------------
     Settlement Date shall be made on the basis of a Borrowing Base calculation which gives effect to the status of all Pledged Contracts which became "Defective Contracts" prior to such Notice Settlement Date; provided, however, that with respect to any Pledged
     --------  -------
     Contract incorrectly described on the Contract Schedule only with respect to its Principal Balance as of the initial Cut-Off Date, which the Borrower would otherwise be required to effect the release of pursuant to this Section 7.11(a), the Borrower may, in lieu of
             --------------
     effecting the release of such Pledged Contract, deposit in the Collection Account on the Business Day next preceding the relevant Notice Settlement Date, cash in an amount sufficient to cure such deficiency or discrepancy. The following defects with respect to documents in any Contract File, to the extent they do not impair the validity or enforceability of the subject document under applicable law, shall not be deemed to constitute a breach of the representations and warranties contained in Section 4.02: misspellings
                                 -----------
     of or omissions of initials in names; name changes from divorce or marriage; discrepancies as to payment dates in a Contract of no more than 30 days; discrepancies as to Payments of no more than $5.00; discrepancies as to origination dates of not more than 30 days; inclusion of additional parties other than the primary Obligor not listed in the Servicer's records or in the Contract Schedule and non-substantive typographical errors and other non-substantive minor errors of a clerical or administrative nature.

          (b)  Subject to Section 7.11(d), in the event that
                          --------------
any Pledged Contract becomes a Defaulted Contract at any time after the Contract Grant Date for such Contract, the Borrower shall, prior to the occurrence of the Liquidation Trigger Date, on the first Settlement Date on which such Pledged Contract constitutes a Defaulted Contract, cause such Defaulted Contract to be released from each of the Primary Lien and the L/C Bank Lien of this Credit Agreement by making all of the payments and allocations required to be made under Section 7.06(b) on such Settlement Date (a
           --------------
"Defaulted Contract Release Date"); provided, that all of
 -------------------------------
the payments and allocations required to be made under
Section 7.06(b)  on such Settlement Date shall be made on
--------------
the basis of a Borrowing Base calculation which gives effect to the status of all Pledged Contracts which became "Defaulted Contracts" prior to such Settlement Date.

          (c)  Subject to Section 7.11(d), in the event
                          --------------
that, as of any Determination Date, the Pool Limit Excess is greater than zero, prior to the occurrence of the Liquidation Trigger Date, the Borrower shall (i) prior to the next succeeding Settlement Date, identify (by reference to the Contract Schedule) or cause the Servicer to identify to the Collateral Agent, in writing, Pledged Contracts of a type or types the inclusion of which in the Contract Pool has given rise to the existence of such Pool Limit Excess (which Contracts shall consist of (i) all Overlapping Contracts and (ii) other Pledged Contracts which are identified by the Borrower on a basis which is not adverse to any of Triple-A, the Collateral Agent, the Administrative Agent or the L/C Bank), and in an aggregate Principal Balance approximately equal to (but not greater than) the amount of such Pool Limit Excess (collectively, the "Overconcentration Contracts"), and (ii) cause such
 ---------------------------
Overconcentration Contracts to be released from each of the Primary Lien and the L/C Bank Lien of this Credit Agreement by making all of the payments and allocations required to be made under Section 7.06(b) on such Settlement Date (an







"Overconcentration Contract Release Date"); provided, that
 ---------------------------------------    --------
all of the payments and allocations required to be made
under Section 7.06(b) on such Settlement Date shall be made
      --------------
on the basis of a Borrowing Base calculation which gives effect to the subtraction of the Pool Limit Excess from the Borrowing Base on the Settlement Date.

          (d) Promptly after the occurrence of a Settlement Date constituting a Defective Contract Release Date, a Defaulted Contract Release Date or an Overconcentration Contract Release Date, the Servicer shall delete the relevant Defective Contracts, Defaulted Contracts or Overconcentration Contracts from the Contract Schedule and shall notify the Collateral Agent to do the same with respect to the records and any computer files maintained by it; provided, however that in all events it shall be a
    --------  -------
condition precedent to the effectiveness of the release of any Pledged Contract pursuant to Section 7.11(a), (b) or (c)
                                 --------------   --     --
that the Borrower shall have delivered or caused the Servicer to have delivered to the Collateral Agent, on the Business Day next succeeding such Settlement Date a certificate to the effect that (i) all of the payments and allocations required to be made under Section 7.06 on such
                                      ------------
Settlement Date from funds on deposit in the Collection Account shall have been made to the appropriate Persons, in full and in cash; and (ii) after giving effect to all of the payments and allocations required to be made under Section
                                                   -------
7.06 on such Settlement Date, there is no Borrowing Base
----
Shortfall, O/C Shortfall or Spread Account Shortfall in existence. In connection with the release of a Defective Contract, Defaulted Contract or an Overconcentration Contract and the related Collateral hereunder, the Collateral Agent hereby appoints the Servicer as its agent and attorney-in-fact (which appointment shall be evidenced by a recorded power of attorney in the form attached hereto as Exhibit K, which pursuant to its terms is revocable at
   ---------
the option of the Collateral Agent upon written notice to the Servicer) to execute all documents necessary to evidence such release.

          (e)  In connection with each release pursuant to
Section 7.11(a), (b), or (c), and upon the satisfaction of
--------------   ---     ---
the conditions precedent set forth in Section 7.11(d), the
                                      --------------
Collateral Agent shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the Borrower, without recourse, representation or warranty, all the right, title and interest of Collateral Agent in and to any Defective Contract, Defaulted Contract, Overconcentration Contract or any other Collateral released pursuant to the terms thereof, and all monies thereafter due or to become due with respect thereto, and all proceeds thereof. The Collateral Agent shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Borrower to effect the conveyance of such released
Collateral pursuant to this subsection.

          (f)  The obligation of the Borrower to effect the
release of any Defective Contract shall constitute the sole
remedy hereunder respecting any breach of the
representations and warranties set forth in Sections
                                            --------
4.01(y), 4.02, 4.03, or 4.04 available hereunder to the
------   ----  ----     ----
Collateral Agent on behalf of itself, the Administrative
Agent, Triple-A, the Surety, and the L/C Bank; provided, however, that this provision shall not limit in any way any rights of any of the Collateral Agent, the Administrative
Agent, Triple-A, the Surety or the L/C Bank (i) arising under Article XI, (ii) against any Person other than the Borrower, or (iii) in respect of any decrease in the Borrowing Base as a result of a Pledged Contract becoming a Defective Contract.

          SECTION 7.12.  Remarketing Obligations.

          (a)  FCI's Obligations.  In the event that either
(i) the Borrower fails to effect, within one Business Day after a Settlement Date prior to which the Borrower or the Servicer has become aware (or otherwise received written notice) that any Pledged Contract has become a Defective Contract or a Defaulted Contract, the release of such Pledged Contract from each of the Primary Lien and the L/C Bank Lien of this Credit Agreement pursuant to the terms of any of Sections 7.01(a), (b), and (c), and Section 7.01(d), or (ii) a Contract becomes a Defaulted Contract, a Defective Contract or an Overconcentration Contract at any time after the earlier of (A) the Liquidation Trigger Date, or (B) the Termination Date if either a Borrowing Base Shortfall, an O/C Shortfall or a Spread Account Shortfall is in existence (based upon the Settlement Report prepared for the most recently ended Calculation Period),

          (x) the Servicer shall, to the extent permitted by the terms of the applicable Contract, at the sole cost and expense of the Servicer, enforce the Borrower's rights and remedies against, and realize upon and obtain on behalf of the Borrower, subject in all events to the Primary Lien and the L/C Bank Lien, all of the relevant Obligor's right, title and interest in, to and under the related VOI or Lot (including, without limitation, such Obligor's right to possess the related VOI or Lot) without any legal or judicial process (except to the extent otherwise required by applicable law or pursuant to the terms of such Contract), and

          (y) FCI shall exercise its best efforts, at its sole cost and expense, to (1) assist the Servicer in the performance of its obligations described under clause (x) above, and (2) remarket the VOI or Lot relating to such Defective Contract or Defaulted
     Contract pursuant to the terms and conditions of the Remarketing Agreement, and

          (z) the Collateral Agent hereby agrees to submit such VOI or Lot to the remarketing procedures described in the Remarketing Agreement, and, at the sole cost and expense of FCI, to take any and all other reasonable actions as may be reasonably requested by FCI under the terms of the Remarketing Agreement in order to facilitate the remarketing of such VOI or Lot.

          (b) Effect on Other Provisions of this Agreement. Each Remarketed Contract transferred pursuant to the Remarketing Agreement by FCI and FAC to the Borrower, and Granted pursuant to the Remarketing Agreement by the Borrower to the Collateral Agent for the benefit of itself, the Administrative Agent, Triple-A and the Surety, and to the Collateral Agent for the benefit of the L/C Bank, shall be a "Pledged Contract", and shall therefore constitute part of the "Contract Pool" for purposes of this Credit Agreement and the other Facility Documents and each reference to Pledged Contracts transferred "under the Receivables Purchase Agreement" or Granted hereunder (or words of similar effect) shall include Remarketed Contracts so transferred or Granted pursuant to the Remarketing Agreement; provided that the effect of the foregoing clause is specifically qualified to the extent specifically set forth below:

               (i) The Eligible Contract Pool Principal
     Balance shall be determined without giving effect to the existence of Remarketed Contracts. For purposes of determining whether or not a Remarketed Contract constitutes an "Eligible Contract" for any other purposes of this Credit Agreement (including, by way of example and not limitation, in order to determine whether or not the representation set forth in Section 4.02(a) has been breached with respect to a Remarketed Contract), the definition of Eligible Contract shall be deemed not to include clauses (f) or (x) thereof.

               (ii) For the purposes of this Credit
     Agreement, the applicable "Cut-Off Date" of a Remarketed Contract shall be the date of such Contract's origination by FCI.

In addition, promptly after the Grant of any Remarketed
Contract to the Collateral Agent pursuant to the terms of the Remarketing Agreement, the Servicer shall add such Remarketed Contract to the Contract Schedule and shall notify the Collateral Agent to do the same with respect to the records and any computer file maintained by it.


                        ARTICLE VIII

                THE LETTER OF CREDIT FACILITY

          SECTION 8.01.  Issuance of the Letter of Credit
and Amendments.

          (a) Subject to the terms and conditions hereof at all times prior to the Termination Date, but on or after the Effective Restatement Date, the L/C Bank, in reliance upon the representations and warranties of the Borrower and the Servicer contained herein, hereby agrees to issue, for the account of the Borrower, the Letter of Credit to the Collateral Agent promptly upon the written request of the Borrower therefor in substantially the form of Exhibit L hereto, which request shall set forth the initial L/C Face Amount and the proposed issuance date of the Letter of Credit (which shall be the Business Day next preceding the Settlement Date next succeeding the date of such request, except in the case of an issuance requested to occur on the Effective Restatement Date, in which case the proposed issuance date may be the same day as the delivery of such request); provided, however, that

          (x) at the time of such issuance and after giving effect thereto, the L/C Face Amount shall not exceed the L/C Commitment Amount in effect at such time; and

          (y) other than in connection with an issuance requested to occur on the Effective Restatement Date, any such issuance shall only be requested by the Borrower during the period commencing on the first
     Business Day next succeeding a Determination Date, and ending on the third Business Day next preceding the related Settlement Date.

          (b) Subject to the terms and conditions hereof, at all times prior to the Termination Date, the L/C Bank hereby agrees to amend the Letter of Credit in order to increase the L/C Face Amount promptly upon the written request of the Borrower therefor in substantially the form of Exhibit M hereto, which request shall set forth the amount of the requested increase in the L/C Face Amount and the proposed effective date of such amendment (which shall be the Business Day next preceding the Settlement Date next succeeding the date of such request); provided, however, that









          (i) at the time of any such amendment, and after giving effect thereto, the L/C Face Amount shall not exceed the L/C Commitment Amount in effect at such time, and

          (ii) any such amendment shall only be requested by the Borrower during the period commencing on the first Business Day next succeeding a Determination Date, and ending on the third Business Day next preceding the related Settlement Date.

          (c) Subject to the terms and conditions hereof, so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, the Borrower may request the L/C Bank to decrease the L/C Face Amount or cancel the Letter of Credit promptly upon the written request of the Borrower therefor in substantially the form of Exhibit N hereto, which request shall (x) set forth the amount of the requested decrease in the L/C Face Amount (if applicable) and the proposed effective date of such amendment or cancellation (which shall be a Business Day occurring no less than two Business Days and no more than three Business Days after the delivery of such request), and (y) shall be accompanied by a Borrowing Base Certificate delivered by the Servicer to each of the L/C Bank and the Collateral Agent, dated as of the date of such request, giving effect to such requested amendment or cancellation and the payments made under Section 7.06 on the next preceding Settlement Date hereunder; and each of the Collateral Agent, the Administrative Agent, the Surety and Triple-A shall be deemed to have consented to such requested amendment or cancellation; provided, however, that:

               (i) the deemed consent of each of the
          Collateral Agent, the Administrative Agent, the Surety and Triple-A to any such requested amendment or cancellation shall be null and void and of no force or effect if, at the time of any such requested amendment or cancellation, and after giving effect thereto, (A) any Borrowing Base Shortfall, O/C Shortfall or Spread Account Shortfall shall be in existence,(B) any Event of Default, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default shall be in existence, or (C) any of the conditions precedent described in Section 3.03 shall not have been satisfied (and to the extent that any such amendment or cancellation has been effected by the L/C Bank notwithstanding such lack of deemed consent of the beneficiary, the L/C Bank shall immediately re-issue or amend the Letter of Credit, as the case may be, in such a manner so as to reverse the effect of such amendment or cancellation (any such re-issuance or amendment, an "L/C Restoration"), the Borrower shall be deemed to have consented to such L/C Restoration, and any such Letter of Credit, as so re-issued or amended, shall be the "Letter of Credit" hereunder, subject to all of the provisions of this Credit Agreement applicable to the Letter of Credit; provided, however, that the L/C Bank shall have no obligation to effect such L/C Restoration unless the Collateral Agent shall have given the L/C Bank a written direction to effect such L/C Restoration within 90 days after the effective date of the relevant amendment or cancellation of the Letter of Credit requested by the Borrower pursuant to this Section 8.01(c));

               (ii) absent the specific written consent of each of the Collateral Agent, the Administrative
          Agent, the Surety, and Triple-A and the L/C Bank, any such request for an amendment or cancellation shall only be made by the Borrower during the period commencing on the Business Day next succeeding a Settlement Date, and ending on the second Business Day to occur thereafter; and

               (iii) absent the specific written consent of each of the Collateral Agent, the Administrative Agent, the Surety and Triple-A, if the Borrower shall request any such amendment to occur on or after the occurrence of the Termination Date, the Borrowing Base used for the purpose of clause
          (i)(A) above shall be calculated on the basis of Advance Rates which, in the case of each Pledged Contract having an Ownership Percentage of greater than or equal to 40% as of the Termination Date, shall be the Advance Rate applicable to such Contract on the Termination Date.

          (d) No more than one amendment or cancellation to the Letter of Credit shall be made under either of subsections (b) or (c) above during each Settlement Period. Each issuance, amendment, extension, cancellation or other modification of the Letter of Credit made under this Section 8.01, to the extent properly requested and otherwise permitted to be made in accordance with applicable law and the terms of this Credit Agreement, shall be made effective by the L/C Bank on the Business Day next preceding the Settlement Date next succeeding the date of the applicable request therefor in accordance with subsection (b) or (c) above (as appropriate).

          (e)  Other than as specifically described in
subsections (b) and (c) above, the Letter of Credit shall







not be amended, restated, modified, cancelled or replaced, absent the prior written consent of each of the Borrower, the Collateral Agent, the Administrative Agent, Triple-A and the L/C Bank.

          SECTION 8.02. L/C Reimbursement Obligations. (a) In order to induce the L/C Bank to issue, extend, amend and renew the Letter of Credit, the Borrower hereby agrees to reimburse or pay to the L/C Bank with respect the Letter of Credit, subject in all events to the provisions of Section
7.06 hereof:

          (i) except as otherwise expressly provided in clause (ii) below in connection with a Downgrade Draw, on the Settlement Date next succeeding each date that any draft presented under the Letter of Credit is honored by the L/C Bank, or the L/C Bank otherwise makes a payment with respect thereto, (A) the amount paid by the L/C Bank under or with respect to the Letter of Credit, and (B) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the L/C Bank in connection with any payment made by the L/C Bank under, or with respect to, the Letter of Credit; and

          (ii)  in the case of a Downgrade Draw,

               (A) on the Settlement Date next succeeding the date on which the draft presented under the Letter of Credit is honored by the L/C Bank, or the L/C Bank otherwise makes a payment with respect thereto, the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the L/C Bank in connection with the payment made by the L/C Bank under, or with respect to, the Letter of Credit, as set forth in the L/C Fee Letter, and

               (B) on each Settlement Date next succeeding the date on which a transfer is made by the L/C
          Cash Collateral Bank at the direction of the Collateral Agent from the L/C Cash Collateral
          Account to the Collection Account under Section
          8.13(e), the aggregate of all amounts so transferred from the L/C Cash Collateral Account to the Collection Account which, at any time of determination hereunder, have not been reimbursed to the L/C Bank under this clause (B), and

               (C) on the Settlement Date next succeeding the Primary Collection Date, any remaining amounts paid by the L/C Bank under or with respect to the Letter of Credit which, on such date, have not been reimbursed to the L/C Bank under clause (B) above.

          (b) Interest at the L/C Reimbursement Rate shall accrue on the aggregate of all amounts drawn under the Letter of Credit (including, without limitation, any amounts drawn pursuant to a Downgrade Draw), to the extent not already reimbursed pursuant to this Section 8.02, from the date on which any such draw takes place, until the date on which the aggregate amount of all such draws has been reimbursed in full and in cash (whether pursuant to this Section 8.02 or Section 8.13(f) in connection with the release of amounts on deposit in the L/C Cash Collateral Account to the L/C Bank, and whether before or after judgment). Interest shall accrue on the aggregate of all other amounts due to the L/C Bank under this Section 8.02 or pursuant to the L/C Fee Letter from the date on which such amounts become due and payable (whether as stated in this Section 8.02, by acceleration or otherwise) until payment in full (whether before or after judgment). All amounts of interest payable under this subsection (b) shall accrue at the L/C Reimbursement Rate and shall be due and payable on each Settlement Date following the commencement of the accrual thereof.

          (c)  Each payment required to be made by the
Borrower under this Section 8.02 shall be made to the L/C
Bank at its head office at 100 Federal Street, Boston, Massachusetts 02110 (or at such other office as shall be notified in writing by the L/C Bank to the Borrower and the Collateral Agent from time to time hereafter), in immediately available funds.

          SECTION 8.03.  Letter of Credit Fees.  The
Borrower shall pay the L/C Bank, (i) the L/C Fee and the L/C Commitment Fee on each Settlement Date for the most recently concluded Calculation Period, and (ii) the L/C Additional Fee on the relevant date of issuance, amendment, extension or renewal of the Letter of Credit. All computations of the L/C Fee and the L/C Commitment Fee shall be based on a 360-day year and paid for the actual number of days elapsed.

          SECTION 8.04. Acceptance and Payment. (a) The L/C Bank shall accept or pay any Draft presented to it, regardless of when drawn and whether or not negotiated, if such Draft is dated and presented to the L/C Bank for payment on a date which occurs during the Potential Draw Period and otherwise prior to the expiration of the Letter of Credit in accordance with its terms. Moreover, the L/C Bank shall honor, as complying with the terms of this Credit Agreement and the Letter of Credit, any Drafts appearing otherwise in order purportedly and signed or issued by an Authorized Officer of the Collateral Agent, or any trustee in bankruptcy, debtor in possession, assignee for benefit of creditors, liquidator, receiver or other legal representative of the Collateral Agent.

          (b)  Subject in all events to the terms of
Sections 14.08 and 7.06, the Borrower's obligations under this Article VIII shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Unmatured Event of Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the L/C Bank or any beneficiary of the Letter of Credit. The Borrower further agrees with the L/C Bank that the L/C Bank shall not be responsible for, and the L/C Reimbursement Obligations under Section 8.02 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of the Letter of Credit or any financing institution or other party to which the Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of the Letter of Credit or any such transferee. The L/C Bank shall not be liable for any error, omission, interruption or delay in transver transmitted, in connection with the Letter of Credit. The Borrower agrees that any action taken or omitted by the L/C Bank under or in connection with the Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the L/C Bank to the Borrower.

          (c) To the extent not inconsistent with Section 8.04(b), the L/C Bank shall be entitled to rely, and shall be fully protected in relying upon, the Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper person, persons or entity and upon advice and statements of legal counsel, independent accountants and other experts selected by the L/C Bank.

          SECTION 8.05.  Modification and Extension.  If the
                         --------------------------
Borrower, either in writing or orally, (i) requests or consents to any modification or extension of the Letter of Credit, (ii) waives the failure of any Draft to comply with the terms of the Letter of Credit or (iii) consents to any other departure from the terms of the Letter of Credit, this Credit Agreement shall be binding upon the Borrower with respect to the Letter of Credit as so modified or extended, and with respect to any action taken or omitted by the L/C







Bank or any of its correspondents pursuant to any such consent, authorization or waiver. Notwithstanding anything in the foregoing sentence or elsewhere to the contrary, nothing in this Section 8.05 shall be construed to permit the Borrower to make or agree to make, any modification or extension of the Letter of Credit otherwise prohibited by the terms hereof or of any other Facility Documents.

          SECTION 8.06.  Governing Rules.  The Uniform
Customs and Practice shall be binding on the Borrower and the L/C Bank except to the extent it is otherwise expressly agreed by each of the Collateral Agent, the Borrower and the L/C Bank. It is also agreed that: (a) user(s) of the Letter of Credit shall not be deemed agents of the L/C Bank;
(b) none of the L/C Bank, the Collateral Agent or any of the correspondents of the L/C Bank shall be responsible for:
(i) the validity or sufficiency of any endorsements,
(ii) delay in giving or failure to give notice of arrival or any other notice, or (iii) failure of any instrument to bear any reference or adequate reference to the Letter of Credit or to surrender or take up the Letter of Credit or to forward documents (other than a Draft) in the manner required by the Letter of Credit; and (c) the occurrence of any one or more of the contingencies referred to in the Uniform Customs and Practice or in the preceding clauses of this paragraph shall not affect, impair or prevent the vesting of any of the Collateral Agent's or the L/C Bank's rights or powers hereunder or the Borrower's L/C Bank Obligations. Any action, inaction or omission on the part of the L/C Bank or any of its correspondents, under or in connection with the Letter of Credit or any related instruments, documents or property, if in good faith and in conformity with such laws, regulations or customs as the L/C Bank or any of its correspondents may deem to be applicable, shall be binding upon the Borrower and shall not place the L/C Bank or any of its correspondents under any liability to the Borrower.

          SECTION 8.07.  Grant of L/C Bank Lien.  To secure
the prompt and complete payment when due of all of the L/C
Bank Obligations and timely performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to the Credit Agreement in favor of the L/C Bank, the Borrower hereby assigns and pledges to the Collateral
Agent, on behalf of the L/C Bank, and grants to the Collateral Agent on behalf of the L/C Bank, a security interest in all of the Borrower's right, title and interest in, to and under the Collateral (the "L/C Bank Lien"). The
L/C Bank Lien shall constitute a Lien which is separate and distinct from the Primary Lien; provided, however, that the L/C Bank Lien shall be entitled to all of the benefits of all provisons applicable to Article VII applicable to the Primary Lien.







          SECTION 8.08.  Subordination of L/C Bank Lien and
L/C Bank Obligations.  The L/C Bank Lien and L/C Bank
Obligations shall be subordinated to the Primary Lien and the Obligations, respectively, as follows:

     (a) The interest of the Collateral Agent, on behalf of itself, the Administrative Agent, Triple-A and the Surety, in the Collection Account and the Spread Account, including all funds and investments maintained therein, and any interest or other income payable thereon (collectively, the "Collection Account Assets"), including, without limitation, any interest, premium, fees and other income accruing after the commencement of an Insolvency Proceeding (in each case whether or not allowed as a claim in such Insolvency Proceeding) shall be deemed to be senior in priority to the interest of the L/C Bank or Collateral Agent on behalf of the L/C Bank in the Collection Account Assets. Such priority shall be irrespective of the time, order or method of attachment or perfection of such interests, or the time or order of the filing of any financing statements. Notwithstanding anything in the foregoing two sentences to the contrary, the priority of distributions of Collection Account Assets is set forth in, and governed by, Sections 7.06 and 7.07 hereof, and the L/C Bank (and under certain circumstances, the Borrower) may from time to time receive distributions of Collection Account Assets pursuant to, and in accordance with, the payment priorities set forth under Sections 7.06 and 7.07 hereof, both before and after the occurrence of the Primary Collection Date.

     (b) The interest of the Collateral Agent, on behalf of itself, the Administrative Agent, Triple-A and the Surety, in the L/C Cash Collateral Account, including all funds and investments maintained therein, and any interest or other income payable thereon (collectively, the "L/C Cash Collateral Account Assets"), including, without limitation, any interest, premium, fees and other income accruing after the commencement of an Insolvency Proceeding (in each case whether or not allowed as a claim in such Insolvency Proceeding) shall be deemed to be senior in priority to the interest of the L/C Bank or the Collateral Agent on behalf of the L/C Bank in the L/C Cash Collateral Account Assets. Such priority shall be irrespective of the time, order or method of attachment or perfection of such interests, or the time or order of the filing of any financing statements.







          Notwithstanding anything in the foregoing two sentences to the contrary, limitations on distributions of L/C Cash Collateral Account
          Assets are set forth in, and governed by, Section
          8.13 hereof, and the L/C Bank may from time to time receive distributions of L/C Cash Collateral
          Account Assets pursuant to, and in accordance with, the limitations set forth under Section
          8.13, both before and after the occurrence of the Primary Collection Date.

     (c) The interest of the Collateral Agent, on behalf of itself, the Administrative Agent, Triple-A and the Surety, in all assets and properties of the Borrower other than the Collection Account Assets and the L/C Cash Collateral Account Assets (collectively, the "Remaining Assets"), including, without limitation, any interest, premium, fees and other income accruing after the commencement of an Insolvency Proceeding (in each case whether or not allowed as a claim in such Insolvency Proceeding) shall be deemed to be senior in priority to the interest of the L/C Bank or the Collateral Agent on behalf of the L/C Bank in the Remaining Assets. Such priority shall be irrespective of the time, order or method of attachment or perfection of such respective interests, or the time or order of the filing of financing statements. Until the occurrence of the Primary Collection Date, neither the L/C Bank nor the Collateral Agent on behalf of the L/C Bank, shall be entitled to receive any distributions whatsoever constituting Remaining Assets, any proceeds or products arising therefrom or any other amounts otherwise payable with respect thereto.

     (d)  In furtherance of the foregoing subsections (a),
          (b), and (c) until the occurrence of the Primary Collection Date, the L/C Bank agrees, for the benefit of the holders of the Obligations, that it shall not (i) commence or continue any default, foreclosure or liquidation proceedings or remedies in respect of the Borrower, or the Collateral or any other assets or properties owned or purportedly owned by the Borrower, (ii) otherwise exercise any enforcement rights that it may have against the Borrower or such properties,
          (iii) solicit or direct the Collateral Agent to take any of the actions described in clauses (i) and (ii) above, or (iv) exercise or otherwise assert any rights which the L/C Bank may acquire by way of subrogation hereunder or under the







          Letter of Credit, and the Collateral Agent hereby agrees not to take any such action on behalf of the L/C Bank or otherwise in respect of the L/C
          Bank Lien until the occurrence of the Primary
          Collection Date.

     (e) If any payment or other distribution of any kind shall be made to the L/C Bank at any time in contravention of any of the provisions of the foregoing subsections (a) through (d) (including, without limitation, on account of any subrogation rights) each and every amount so paid or distributed will be held in trust in favor of the Collateral Agent, for the benefit of itself, the Administrative Agent, Triple-A and/or the Surety (as appropriate) and forthwith be paid to the Collateral Agent to be credited and applied to the Obligations to the extent then unsatisfied, in accordance with the terms of this Credit Agreement or any other relevant Facility Document (as appropriate).

          SECTION 8.09.  Preservation of Rights in
Collateral. Except as herein otherwise expressly provided, neither the Collateral Agent nor the L/C Bank shall be obligated to take any steps necessary to preserve any rights in any of the Collateral or to preserve any rights therein against prior parties, and the Borrower agrees to take such steps. In any case, both the Collateral Agent and the L/C Bank shall be deemed to have exercised reasonable care if it shall have taken such steps for the care and preservation of the Collateral as the Borrower may have reasonably requested either of the Collateral Agent or the L/C Bank to take, and the omission of the Collateral Agent or the L/C Bank to take any action not requested by the Borrower shall not be deemed a failure to exercise reasonable care. No segregation or specific allocation by either of the Collateral Agent or the L/C Bank of specified items of Collateral against any liability of the Borrower shall waive or affect any security interest in or lien against other items of Collateral or any of the Collateral Agent's or the L/C Bank's options, powers or rights under this Credit Agreement or otherwise arising.

          SECTION 8.10.  Rights Not Exclusive.  The
Collateral Agent's and the L/C Bank's respective rights, powers, privileges and immunities specified in or arising under this Credit Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.
Each of the Collateral Agent and the L/C Bank is expressly given the right and power, in furtherance of any right, power or privilege herein specified or which the Collateral
Agent or the L/C Bank may otherwise have, to execute and







file or record endorsements, assignments and other instruments of conveyance or transfer, as well as financing statements, in the name of the Borrower with respect to documents, property and interests relating to the Letter of Credit or covering or relating to any property of the Borrower in which the Collateral Agent has a security interest or standing in the name of the Borrower or belonging to the Borrower which may at any time come into the possession or control of the Collateral Agent or the L/C Bank under the Letter of Credit or by virtue of this Credit Agreement. Each of the Collateral Agent and the L/C Bank is also authorized to file any financing statement without the Borrower's signature.

          SECTION 8.11. No Waiver. Failure or delay on the part of either of the Collateral Agent or the L/C Bank to exercise or enforce any of its rights, powers or privileges hereunder, or to require strict compliance with the terms hereof in one or more instances, shall not constitute a waiver or relinquishment thereof. None of such rights, powers, privileges and immunities shall be deemed waived unless each of the L/C Bank and the Collateral Agent shall have signed a waiver thereof and, unless expressly stated therein, no such waiver shall be effective as to any transaction which occurs after the date of such waiver nor as to the continuance of any breach of the terms hereof after such date.

          SECTION 8.12.  Letter of Credit Draw.
Notwithstanding anything herein to the contrary, at any time during the Potential Draw Period, and upon the occurrence of a Draw Trigger, the Collateral Agent shall be entitled to make a draw under the Letter of Credit in an amount equal to the Draw Amount on the date of such drawing. The Collateral Agent shall cause such Draw Amount to be deposited in the Collection Account, to be applied in accordance with the applicable priority of payments set forth in Section 7.06.

          SECTION 8.13.  The L/C Cash Collateral Account.

          (a) Establishment. Notwithstanding anything herein to the contrary, upon the occurrence of an Early Draw Event pursuant to the terms of the Letter of Credit, the Collateral Agent shall be entitled to make a draw under the Letter of Credit in an amount equal to the full amount of the L/C Face Amount in effect at such time. If the Collateral Agent makes such a draw under the Letter of Credit upon the occurrence of an Early Draw Event, the Collateral Agent shall establish and maintain, for the sole and exclusive benefit of itself, the Administrative Agent, Triple-A, the Surety and the L/C Bank, and their respective assigns a cash collateral account (the "L/C Cash Collateral Account") in the name and under the sole dominion and control of the Collateral Agent with either (i) FNBB, for so long as FNBB maintains a short-term unsecured indebtedness rating of no less than A-2 by S&P and P-1 by Moody's, or a Depository Institution which is an Eligible Depository Institution (in such case, the choice of L/C Cash Collateral Bank to be at the sole discretion of the Collateral Agent) or (ii) in a segregated trust account in the trust department of a Depository Institution. Upon receipt of the proceeds of any draw described in the foregoing sentence, the Collateral Agent shall deposit such proceeds into the L/C Cash Collateral Account.

          (b) Taxation. The taxpayer identification number associated with the L/C Cash Collateral Account shall be that of the Borrower and the Borrower will report for federal, state and local income tax purposes the income, if any, earned on funds in the L/C Cash Collateral Account.

          (c) Investments. All funds held in the L/C Cash Collateral Account, including investment earnings thereon, may be invested in Permitted Investments at the direction of the Servicer; provided, however, that (x) upon written notice from the Collateral Agent to the L/C Cash Collateral Account Bank, the Collateral Agent shall have the sole right to restrict the maturities of any Permitted Investments held in the L/C Cash Collateral Account, and (y) from and after the date after the Termination Date on which there are no remaining available funds on deposit in the L/C Cash Collateral Account, the Collateral Agent shall have the sole right to direct the liquidation of any such investments, the proceeds of which shall be deposited in the L/C Cash Collateral Account, to be used solely for the purposes set forth in this Section 8.13.

          (d) Statements for L/C Cash Collateral Account.
On a monthly basis, the Servicer shall cause the L/C Cash Collateral Bank to provide the Collateral Agent with a written statement with respect to the preceding calendar month regarding the L/C Cash Collateral Account in a form customary for statements provided by the L/C Cash Collateral Bank for other accounts held by it, which statement shall include, at a minimum, the amount of funds on deposit in the L/C Cash Collateral Account, the identity of all Permitted Investments held in the L/C Cash Collateral Account, and the dates and amounts of all deposits, withdrawals and investment earnings with respect to the L/C Cash Collateral Account.

          (e) Payments from the L/C Cash Collateral Account. At any time during the Potential Draw Period, the the L/C Cash Collateral Account to the Collection Account, an amount not exceeding the L/C Cash Collateral Draw Amount in effect at such time, to be applied in accordance with the applicable priority of payments set forth in Section 7.06.

          (f) Release of L/C Cash Collateral Account. (i) After the occurrence of the Primary Collection Date, all available funds then remaining on deposit in the L/C Cash Collateral Account, and any Permitted Investments maintained therein, shall be released by the L/C Cash Collateral Bank (pursuant to an instruction to such effect delivered by the Collateral Agent):

               (x) to the extent of any unpaid L/C Bank
          Obligations then outstanding, to an account designated by the L/C Bank for such purpose; and

               (y) to the extent of any remaining funds in the L/C Cash Collateral Account after giving effect to the release described in clause (x) above, to an account designated by the Borrower for such purpose.

                (ii)  From time to time after the
Termination Date and so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, pursuant to the written request of the Servicer to the Collateral Agent, the Collateral Agent shall direct the L/C Cash Collateral Bank to release all or a portion of the available funds on deposit in the L/C Cash Collateral Account to an account designated by the L/C Bank for such purpose, which request shall (x) set forth the amount of the requested release and the proposed effective date of such release (which shall be a Business Day occurring no less than two Business Days and no more than three Business Days after the delivery of such request) and (y) shall be accompanied by a Borrowing Base Certificate delivered by the Servicer to each of the L/C Bank and the Collateral Agent, dated as of the date of such request, giving effect to such requested release and the payments made under Section 7.06 on the next preceding Settlement Date hereunder); provided, however, that absent the consent of each of the Collateral Agent, the Administrative Agent, the Surety and Triple-A:

               (A) any such request shall be null and void and of no force or effect if, at the time of any such requested release, after giving effect thereto, (1) any Borrowing Base Shortfall, O/C Shortfall or Spread Account Shortfall shall be in existence, or (2) any Event of Default, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default shall be in existence (and to the extent that any such release of funds to the L/C Bank occurs notwithstanding the fact that such request is null and void as a result of this clause (A), the L/C Bank shall immediately remit to the L/C Cash Collateral Bank, for deposit into the L/C Cash Collateral Account, all amounts so released);

               (B) any such release shall only be requested by the Borrower during the period commencing on the Business Day next succeeding a Settlement
          Date, and ending on the second Business Day to occur thereafter; and

               (C) the Borrowing Base used for the purpose of clause (A)(1) above shall be calculated on the basis of Advance Rates which, in the case of each Pledged Contract having an Ownership Percentage of greater than or equal to 40% as of the Termination Date, shall be the Advance Rate applicable to such Contract on the Termination Date.

          (g) Replacement of L/C Cash Collateral Account Bank. In the event the L/C Cash Collateral Account Bank ceases to satisfy the requirement set forth in clause (i) of subsection (a) above, and the funds and investments therein are not immediately thereafter transferred to a segregated trust account as provided in clause (ii) of subsection (a) above, the Collateral Agent shall be entitled to terminate the L/C Cash Collateral Account and transfer all funds and investments therein to a new L/C Cash Collateral Account at an Eligible Depository Institution, which new L/C Cash Collateral Account shall be subject in all respect to the terms of this Credit Agreement.


                         ARTICLE IX

                 SERVICING OF CONTRACT POOL

          SECTION 9.01.  Responsibility for Contract
Administration. The Servicer shall manage, administer, service and make collections on the Pledged Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligors, on behalf of Triple-A, the Administrative Agent, the Collateral Agent, the Surety, the L/C Bank and the Borrower (provided that nothing herein or in any of the other Facility Documents shall constitute, or be deemed to constitute, an acceptance or assumption on the part of any of Triple-A, the Administrative Agent, the Collateral Agent, the Surety, or the L/C Bank of any obligations arising under the Contracts whatsoever, whether in favor of the Obligor thereof or any other Person). Without limiting the generality of the foregoing, but subject to all other provisions hereof, the Servicer may request a power of attorney from each of Triple-A, the Administrative Agent, the Surety, the L/C Bank and the Collateral Agent, and each of Triple-A, the Administrative Agent, the Surety, the L/C Bank and the Collateral Agent shall grant to the Servicer a limited power of attorney in the form of that given FCI by the Nominee under the Title Clearing Agreements (and revocable at any time at the option of the Collateral Agent by telephonic notice to the Servicer), executed and delivered by the Collateral Agent to the Servicer, to execute and deliver and be authorized and empowered by the Collateral Agent to execute and deliver, on behalf of itself, and each of Triple-A, the Surety, the L/C Bank and the Administrative Agent, or any of them, any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Contracts, any Mortgages and the VOIs and Lots, but only to the extent deemed useful or necessary by the Servicer.

          The Collateral Agent, at the request of a Servicing Officer, shall furnish the Servicer with any reasonable documents or take any action reasonably requested, which is necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. FAC is hereby appointed the Servicer until such time as any Servicer Transfer shall be effected under Article XI.

          SECTION 9.02.  Standard of Care.  In managing,
administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with Customary Practices and the Credit Standards and Collection
Policies.

          SECTION 9.03   Records.  The Servicer shall,
during the period it is Servicer hereunder, maintain such books of account, computer data files and other Records as will enable the Collateral Agent to determine the status of each Pledged Contract and will enable each Pledged Contract to be serviced, in accordance with the terms of this Agreement, by a Successor Servicer following a Service
Transfer.

          SECTION 9.04.  Inspection.

          (a)  Inspection of Servicer.  Each of the
Borrower, Triple-A, the Administrative Agent, the Collateral Agent and the L/C Bank, and their respective representatives shall at all times upon reasonable prior notice have full and reasonable access during regular business hours to all offices and Records of the Servicer, and in the event that the Servicer is FAC, of FCI (wheresoever located, including, without limitation, any repository used by the Servicer on the Borrower's behalf, to store the computer tapes constituting the Servicer's Daily Report), as appropriate to verify the Servicer's (and FCI's) compliance with this Agreement, and each of the Borrower, Triple-A, the Administrative Agent, the Collateral Agent, the Surety and the L/C Bank and their representatives may examine and audit the same, and make photocopies and computer tape replicas thereof, and each of the Servicer and FCI agrees to render to the Borrower, Triple-A, the Administrative Agent, the Collateral Agent, the Surety and the L/C Bank and their representatives, at the Servicer's or FCI's sole cost and expense, respectively, such clerical and other assistance as may be reasonably requested with regard thereto. The Borrower, Triple-A, the Administrative Agent, the Collateral Agent, the Surety and the L/C Bank and their respective representatives shall also have the right to discuss the Servicer's and FCI's affairs with the officers of the Servicer and FCI and the Servicer's and FCI's independent accountants and to verify under appropriate procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral. The number and frequency of any such audits shall be limited to such number and frequency as shall be reasonable in the exercise of the Collateral Agent's reasonable commercial judgment. Each such audit shall be at the sole expense of the Borrower (subject to the Borrower's right under the Receivables Purchase Agreement to recover such expenses from the Seller and FCI).

          (b)  Confidential Information.  Each of the
parties hereto agrees that, to the extent that any information obtained by any of Triple-A, the Surety, the Administrative Agent, the Collateral Agent and the L/C Bank or any of their respective representatives pursuant to
Section 8.04(a) shall be Confidential Information, such Person may only disclose such Confidential Information to
(i) such Person's and its Affiliates' directors, officers, employees, agents, trustees and professional consultants,
(ii) any assignee or participant, or proposed assignee or participant with respect to all or any part of such Person's interests with respect to all or any part of the transactions contemplated hereby and by the other Facility Documents, (iv) any governmental or quasi-governmental authority having jurisdiction over such Person, (v) any rating agency, (vi) any credit enhancer, provider of reinsurance, provider of a letter of credit or provider of liquidity, or prospective credit enhancer, provider of reinsurance, provider of a letter of credit or provider of liquidity with respect to all or any part of the transactions contemplated hereby and by the other Facility Documents, (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (1) in compliance with any law, rule, regulation or order applicable to such Person (2) in response to any subpoena or other legal process, (3) in connection with any litigation to which such Person is or may become a party, (4) in order to protect such Person's rights, title and interest in and to the Collateral and in the transactions contemplated hereby and by the other Facility Documents, or (5) as required by law or regulation in connection with the sale of securities of any such Person.

          (c) Contract Schedule. At all times during the term hereof, promptly upon the request of the Administrative Agent or the Collateral Agent, deliver an updated copy of the Contract Schedule to the Administrative Agent or the Collateral Agent, as the case may be.

          SECTION 9.05.  Enforcement.

          (a)  The Servicer will, consistent with Section
9.02, act with respect to the Pledged Contracts in such manner as will maximize the receipt of Collections in respect of such Pledge Contracts.

          (b) The Servicer may sue to enforce or collect upon Pledged Contracts, in its own name, if possible, or as agent for the Borrower. If the Servicer elects to commence a legal proceeding to enforce a Pledged Contract, the act of commencement shall be deemed to be an automatic assignment of the Pledged Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Pledged Contract on the grounds that it is not a real party in interest or a holder entitled to enforce the Pledged Contract, the Collateral Agent (or its designee) on behalf of the Borrower shall, at the Servicer's expense, take such steps as the Servicer and the Collateral Agent may mutually agree are necessary to enforce the Pledged Contract, including bringing suit in its name or the name of the Borrower. The Servicer shall provide to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities which may be incurred thereby.

          (c)  The Servicer, upon obtaining the prior
written consent of the Collateral Agent, may grant to the Obligor on any Pledged Contract any rebate, refund or adjustment out of the Collection Account that the Servicer in good faith believes is required as a matter of law;
provided that, on any Business Day on which such rebate, refund or adjustment is to be paid hereunder, such rebate, refund or adjustment shall only be paid to the extent of funds otherwise available for distribution from the Collection Account pursuant to Section 7.06(b)(xi) or the proviso of Section 7.06(d)(xv), as applicable.







          (d)  The Servicer will not permit any
modification, amendment, waiver, rescission or cancellation of any Pledged Contract by the Obligor, whether for any reason relating to a negative change in the related Obligor's creditworthiness or inability to make any payment under the Pledged Contrathe following modifications may be made to a Pledged Contract from time to time: (i) extensions which are Permitted Deferrals, (ii) amendments, entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments, (iii) reductions in the amount of required principal Payments under such Contract which do not alter the aggregate amount of Collections anticipated to be received in the Collection Account in respect of such Contract (as a result of any release of prepaid premiums for Credit Life Insurance), and (iv) modifications in the applicability of a PAC (which modification will, among other things, result in a change in the relevant Contract Rate).

          (e) Upon the death of an Obligor, the Servicer shall, on behalf of the Collateral Agent, timely file a claim with respect to any policy of Credit Life Insurance with respect to the related Pledged Contract. The
Collateral Agent agrees to cooperate in the prosecution of each such claim.

          (f)  The Servicer shall, on behalf of the
Collateral Agent, promptly take all such actions as shall be required to cancel any policy of Credit Life Insurance relating to any Pledged Contract which becomes a Defaulted Contract or Defective Contract the release of which has not been effected on or prior to the date required therefor under Section 7.11(b), and, whether or not such release has been effected, to recover any unearned premium in respect of such policy for the benefit of the Collateral Agent, for payment or deposit into the Collection Account. The Collateral Agent agrees to cooperate in the prosecution of each such claim.

          SECTION 9.06.  Collateral Agent to Cooperate.
Upon request of a Servicing Officer, but subject to all other provisions hereof, the Collateral Agent shall perform such other acts as are reasonably requested by the Servicer
(including, without limitation, the execution of documents) and otherwise cooperate with the Servicer upon the reasonable request of the Servicer in enforcement of rights and remedies of each of Triple-A, the L/C Bank, the Surety, the Collateral Agent and the Administrative Agent with respect to Pledged Contracts.

          SECTION 9.07.  Other Matters Relating to the
Servicer.  The Servicer is hereby authorized and empowered







(i) to make withdrawals from time to time from the Collection Account when specifically permitted pursuant to the terms of Section 7.06 and the Collection Account Agreement, but only to the extent that the Collateral Agent has not otherwise instructed the Collection Account Bank in accordance with the terms hereof and of the Collection Account Agreement, (ii) to advise the Collateral Agent in connection with the amount of permitted withdrawals from the Collection Account and the Spread Account in accordance with the provisions hereof, (iii) to the extent permitted pursuant to the other terms and conditions of this Agreement, to execute and deliver, on behalf of the Borrower, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Pledged Contracts and, after the delinquency of any Pledged Contract and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Pledged Contract including, without limitation, the exercise of rights under any power-of-attorney granted in any Pledged Contract and (iv) to make any filings, reports, notices, applications, registrations with, and to seek any authorization from the Securities and Exchange Commission and any state securities authority on behalf of the Borrower as may be necessary or advisable to comply with any federal or state securities or reporting requirements laws.

          SECTION 9.08. Servicer Insurance Coverage. The Servicer shall maintain, and shall cause FCI to maintain, separate errors and omissions coverage insuring the Collateral Agent's, the Administrative Agent's, Triple-A's, the Surety's and the L/C Bank's respective risks against loss through errors of the Servicer's, the Borrower's or FCI's officers and employees involved in the servicing of Contracts covering such actions and in an amount no less than $2,000,000 per occurrence and naming the Collateral Agent for the benefit of itself, the Administrative Agent, Triple-A, the Surety and the L/C Bank, as a loss payee. The Servicer shall also maintain, and shall cause FCI to maintain, a separate fidelity bond coverage insuring the Collateral Agent's, the Administrative Agent's, Triple-A's, the L/C Bank's and the Surety's respective risks against losses through wrongdoing of the Servicer's or FCI's officers and employees involved in the servicing of Contracts covering such actions and in an amount no less than $2,000,000 per occurrence and naming the Collateral Agent, for the benefit of itself, the Administrative Agent, Triple-A, the Surety and the L/C Bank, as an additional loss payee. Each such insurance policy required pursuant to this
Section 9.08 shall provide for written notice to the Collateral Agent by the insurer at least 30 days prior to the cancellation of such insurance. Evidence reasonably satisfactory to the Collateral Agent of all renewals or replacements necessary to maintain such insurance from time to time in force shall be delivered by the Servicer to the Collateral Agent prior to the expiration date of the then current insurance policy.

          SECTION 9.09.  Servicing Compensation.  As
compensation for its servicing activities hereunder, the Servicer shall be entitled to receive, on the Settlement Date next succeeding the end of each Calculation Period (the "Servicing Fee Payment Date"), the servicing fee (the "Servicing Fee") which shall be equal to one twelfth the product of 0.375% times the Contract Pool Principal Balance determined as of the end of such Calculation Period.

          SECTION 9.10.  Costs and Expenses.  (a) The costs
and expenses incurred by the Servicer in carrying out its duties hereunder, including without limitation the fees and expenses incurred in connection with the enforcement of Pledged Contracts, shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder.

          (b) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and maintenance of perfection, as against all third parties, of all of the right, title and interest of each of the Collateral Agent, the Administrative Agent, Triple-A, the Surety and the L/C Bank, in and to the Collateral to the extent that such payments and disbursements are not made by the Borrower in accordance with Section 7.03.

          SECTION 9.11.  Servicer Representations and
Warranties. FAC, as initial Servicer, hereby makes, and each Successor Servicer by acceptance of its appointment hereunder shall make, the following representations and warranties, (1) in the case of the initial Servicer, as of the Closing Date and the Effective Restatement Date, (2) in the case of any Successor Servicer, the date of such appointment, and (3) in any case, (x) as of each Contract Grant Date, (y) as of each date of issuance, amendment, extension or renewal of the Letter of Credit, and (z) (other than in the case of the representation set forth in subsection (h) below) on and as of the commencement of each Interest Period occurring hereunder, to each of Triple-A, the Collateral Agent, the Administrative Agent, the Surety and the L/C Bank:

          (a) Due Incorporation and Good Standing. The Servicer is a corporation, state banking corporation or national banking association duly organized, validly existing and in good standing under the applicable laws of its jurisdiction of organization or incorporation and has, in all material respects, full corporate power and authority and legal right to own its properties and conduct its business (including the servicing of Contracts) as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under each of the Facility Documents to which it is a party. The Borrower is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Pledged Contracts in accordance with the terms of this Credit Agreement requires such qualification, except where failure to qualify or to obtain such licenses and approvals would not have a Material Adverse Effect.

          (b)  Due Authorization and No Conflict.  The
execution, delivery and performance by the Servicer of each of the Facility Documents to which it is a party, and the consummation of each of the transactions contemplated hereby and thereby, have in all cases been duly authorized by the Servicer by all necessary corporate action, and do not contravene (i) the Servicer's charter or by-laws, (ii) any law, rule or regulation applicable to the Servicer,
(iii) any contractual restriction contained in any inden-ture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Servicer or its property or
(iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Servicer or its property. Each of the Facility Documents to which the Servicer is a party have been duly executed and delivered on behalf of the Servicer.

          (c)  Governmental and Other Consents.  All
approvals, authorizations, consents, orders or other actions of, and all registration, qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery by the Servicer of any of the Facility Documents to which it is a party, the consummation of the transactions contemplated hereby or thereby, the performance of and the compliance with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a Material Adverse Effect.

          (d) Enforceability of Facility Documents. Each of the Facility Documents to which the Servicer is a party have been duly and validly executed and delivered by the Servicer and constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).







          (e) No Litigation. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Credit Agreement or any of the other Facility Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Credit Agreement or any of the other Facility Documents, (iii) seeking any determination or ruling that would adversely affect the performance by the Servicer of its obligations under this Credit Agreement or any of the other Facility Documents,
(iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Credit Agreement or any of the other Facility Documents, or
(v) seeking any determination or ruling that would, if adversely determined, be reasonably likely to have a Material Adversely Effect.

          (f) Daily Reports and Borrowing Certificates. Each Daily Report, Settlement Report, Borrowing Base Certificate and any other report or certificate delivered by the Servicer pursuant to this Credit Agreement shall be true and correct in all material respects as of the date such report or certificate is delivered.

          (g) Servicer Default. No Servicer Default has occurred and is continuing.

          (h) No Material Adverse Effect. No event or circumstance having a Material Adverse Effect has occurred since the Balance Sheet Date.

          The representations and warranties set forth in this Section 9.11 shall survive the Grant of Pledged Contracts to the Collateral Agent. Upon a discovery by the Borrower, the Servicer or the Collateral Agent of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other such parties.

          SECTION 9.12.  Additional Covenants of the
Servicer. From the Closing Date until the later of the Termination Date or the Collection Date, unless the Collateral Agent shall otherwise consent in writing:

          (a) Change in Payment Instructions to Obligors. The Servicer shall not add or terminate any bank as a Lock-Box Bank from those listed in Exhibit F or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Bank, unless the Collateral Agent shall have received (i) 30 Business Days' prior notice of such addition, termination or change and (ii) prior to the effective date of such addition, termination or change,
(x) executed copies of Lock-Box Agreements executed by each new Lock-Box Bank, the Borrower and the Collateral Agent
(and, at the option of the Collateral Agent, the Servicer) and (y) copies of all agreements and documents signed by either the Borrower or the respective Lock-Box Bank with respect to any new Lock-Box Account.

          (b) Collections. If the Servicer shall receive any Collections, the Servicer shall hold such Collections in trust for the benefit of the Collateral Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following Borrower's receipt thereof, and (ii) if any of FAC, FCI or the Borrower receives any Collections, the Servicer shall cause FAC, FCI or the Borrower, as the case may be, to hold such Collections in trust for the benefit of the Collateral Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following such Person's receipt thereof.

          (c)  Compliance with Requirements of Law.  The
Servicer shall maintain in effect all qualifications required under all relevant laws, rules, regulations and orders in order to service each Pledged Contract and shall comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and the servicing of the Pledged
Contracts (including, without limitation, the laws, rules and regulations of each state governing the sale of time share contracts).

          (d) Protection of Rights. The Servicer shall take no action which would impair in any material respect the rights of any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank, in the Collateral.

          (e)  Credit Standards and Collection Policies.
The Servicer shall comply in all material respects with the Credit Standards and Collection Policies and Customary
Practices in regard to each Pledged Contract.

          (f)  Notice to Obligors.  The Servicer shall
ensure that the Obligor of each Contract either

          (1) shall have been instructed, pursuant to the Servicer's routine distribution of a periodic statement to such Obligor next succeeding

               (A) any Contract Grant Date, or









               (B) the day on which a PAC ceased to apply to such Contract, in the case of a Pledged Contract formerly subject to a PAC,

     but in no event later than the then next succeeding due date for Payment under the related Pledged Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement substantially in the form of Exhibit H hereto, or

          (2) has entered into a PAC, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Borrower has, and has caused each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

          (g) Relocation of Servicer. The Servicer shall give the Collateral Agent at least 30 days prior written notice of any relocation of any office from which it services Contracts or keeps records concerning the Pledged Contracts or of its principal place of business and chief executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statement or amendments as may be necessary to continue the perfection of the Collateral Agent's security interests in the Pledged Contracts, and Related Collateral and the proceeds thereof. The Servicer shall at all times maintain each office from which it services Contracts and its principal place of business and chief executive office within the United States of America.

          (h) Instruments. The Servicer shall not remove any portion of the Collateral that consists of money or is evidenced by an instrument, certificate or other writing
(including any Contract) from the jurisdiction in which it was held at the date the most recent Opinion of Counsel was delivered pursuant to Section 5.01(m) (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Effective Restatement
Date if no Opinion of Counsel has yet been delivered pursuant to Section 5.01(m)) unless the Collateral Agent shall have first received an Opinion of Counsel to the effect that the Primary Lien and L/C Bank Lien created by this Credit Agreement with respect to such property will continue to be maintained after giving effect to such action or actions; provided, however, that each of the Collateral Agent and the Servicer may remove Pledged Contracts from such jurisdiction to the extent necessary to satisfy any requirement of law or court order, in all cases in accordance with the provisions of the Custodial Agreement and Section 5.01(n).

          (i)  Contract Schedule.  The Servicer shall
promptly amend the Contract Schedule to reflect terms or discrepancies that become known to the Servicer after the Closing Date.

          (j) Segregation of Collections. The Servicer shall prevent the deposit into any of the Lock-Box Accounts, the Collection Account, the L/C Cash Collateral Account or the Spread Account of any funds other than Collections in respect of the Pledged Contracts,(provided that this covenant shall not be breached to the extent that items of payment, which are not material in the aggregate, have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates, or deposited into a lock-box account maintained for the benefit of FNBB under its credit arrangements with FCI and FAC) and, to the extent that any such funds are nevertheless deposited into any of such Lock-Box Accounts, the Collection Account, the L/C Cash Collateral Account or the Spread Account, promptly segregate such funds and provide for the remittance of such funds to the owner thereof.

          (k)  Terminate or Reject Contracts.  Without
limiting anything in Section 5.02(b), the Servicer shall not terminate or reject any Pledged Contract prior to the end of the term of such Contract, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code), unless prior to such termination or rejection, such Pledged Contract and any related Collateral have been released from both of the Primary Lien and the L/C Bank Lien (x) pursuant to Section 7.11, or (y) pursuant to
Section 7.12 in connection with the satisfaction of the remarketing obligations described therein.

          (l)  Change in Business or Credit and Collection
Policy. The Servicer shall not make any change in the Credit Standards and Collection Policies, or deviate from the exercise of Customary Practices, which change or deviation would materially impair the value or collectibility of any Pledged Contract.

          (m)  Keeping of Records and Books of Account.  The
Servicer shall maintain and implement administrative and







operating procedures (including, without limitation, an ability to recreate records evidencing the Pledged Contracts in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pledged Contracts (including, without limitation, records adequate to permit the daily identification of all Collections with respect to, and adjustments of amounts payable under, each Pledged Contract).

          SECTION 9.13. Advances by Servicer. On or before the close of business on the Business Day prior to each Settlement Date and each Interest Payment Date, the Servicer shall deposit in the Collection Account an amount equal to Servicer Advances then due; provided, however, such a Servicer Advance will only be required to be deposited by the Servicer if there are insufficient funds in the Collection Account to pay amounts then owing to the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank, upon application of such funds in accordance with payment priorities contained in Sections 7.06(b), (c) and (d) of this Credit Agreement; and provided further, the Servicer shall only be required to make such a Servicer Advance if the Servicer in good faith believes that such Servicer Advance, if made, would not be a Nonrecoverable Advance. Servicer Advances, if any, will be for specific Delinquent Contracts which the Servicer identifies.

          SECTION 9.14.  FCI and the Servicer.

          (a) Agent for the Servicer. The Servicer (to the extent that the Servicer is FAC) may, and is hereby authorized to, perform any of its servicing responsibilities through FCI, in its capacity as agent for the Servicer, and FCI shall have all the rights and powers of the Servicer with respect to the Pledged Contracts under this Credit Agreement, but the Servicer shall not thereby be released from any of its obligations under this Credit Agreement. Notwithstanding the performance of any of its obligations hereunder by FCI, the Servicer shall remain obligated and liable to each of Triple-A, the Collateral Agent, the Administrative Agent, the Surety and the L/C Bank, for the servicing of the Pledged Contracts in accordance with the provisions of this Credit Agreement, without any diminution of such obligation or liability by virtue of such performance by FCI. The fees and expenses of FCI in its capacity as agent for the Servicer shall be as agreed between the Servicer and FCI from time to time and none of Triple-A, the Collateral Agent or the Administrative Agent, the Surety or the L/C Bank, shall have any responsibility therefor.







          (b) Guaranty of Servicer Obligations. (i) FCI hereby irrevocably and unconditionally guarantees to each of the Collateral Agent, the Administrative Agent, Triple-A, the Surety and the L/C Bank, the due and punctual performance by FAC of all of its obligations in its capacity as Servicer hereunder (collectively, the "FAC Servicer Obligations").

          (ii) It shall not be a condition to the accrual of the obligations of FCI hereunder that the Collateral Agent or any other Person shall have first made any request of or demand upon or given any notice to FAC or have initiated any action or proceeding against FAC in respect thereof. The Collateral Agent may proceed to enforce the obligations of FCI under the foregoing paragraph without first pursuing or exhausting any right or remedy which any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank, may have against FAC or any other Person, the Collateral or any other property.

          (iii) FCI hereby agrees that its obligations under this Section 9.14(b) shall be unconditional, irrespective of (A) the validity, enforceability, avoidance, subordination, discharge, or disaffirmance by any Person (including a trustee in bankruptcy) of the FAC Servicer Obligations, any Pledged Contract or any of the other Collateral, (B) the absence of any attempt to collect any Payments from the Obligor related thereto or any guarantor, or to collect the FAC Servicer Obligations from FAC or any other Person, (C) the waiver, consent, extension, forbearance or granting of any indulgence by any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank, with respect to any provision of any instrument evidencing the FAC Servicer Obligations or any Pledged Contract, (D) any change of the time, manner or place of performance of, or in any other term of any of the FAC Servicer Obligations or any Pledged Contract, including without limitation, any amendment to or modification of any of the Facility Documents, (E) any law, regulation or order of any jurisdiction affecting any term of any of the FAC Servicer Obligations, any Pledged Contract, or rights of any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank, (F) the failure by any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank to take any steps to perfect and maintain perfected its respective interest in any Collateral, (G) any exchange or release of any Collateral or other property in which an interest was acquired pursuant to the Facility Documents, (H) any failure to obtain any authorization or approval from, or to notify or file with, any governmental authority or regulatory body, which authorization, approval, notification or filing was required in connection with the performance of the obligations of FAC or FCI hereunder or (I) any impossibility or impracticability of performance, illegality, force majeure, any act of government, or other circumstances which might constitute a defense available to, or a discharge of, the FAC Servicer Obligations or any of FCI's obligations hereunder, or any other circumstance, event or happening whatsoever whether foreseen or unforeseen and whether similar to or dissimilar to anything referred to above, or
(J) any termination of FAC as Servicer, and appointment of a Successor Servicer.

          (iv) FCI hereby waives promptness, diligence, notice of default by FAC, notice of the incurrence of any FAC Servicer Obligations and any other notice with respect to any of the FAC Servicer Obligations and the Facility
Documents and any other document related thereto. FCI hereby warrants that its has adequate means to obtain from FAC on a continuing basis, all information concerning the financial condition of FAC and the Collateral, and that it is not relying any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank to provide such information either now or in the future.

          (v) FCI further agrees that:

               (A)  its obligations under this Section
     9.14(b) shall not be limited by any valuation, estimation or disallowance made in connection with any proceedings involving FAC filed under the Bankruptcy
     Code (whether pursuant to Section 502 thereof or any other section thereof); and

               (B)  the Collateral Agent shall not be under
     any obligation to marshall any assets in favor of or against or in payment of any or all of the FAC Servicer
     Obligations.

          (vi)  FCI hereby waives all set-offs and
counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of or reliance upon this Credit Agreement. FCI's obligations under this
Section 9.14(b) shall not be limited if any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank, is precluded for any reason (including without limitation, the application of the automatic stay under Section 362 of the Bankruptcy Code) from enforcing or exercising any right or remedy with respect to the FAC Servicer Obligations.

          (vii) FCI hereby agrees not to exercise or assert any rights which it may acquire by way of subrogation under this Section 9.14(b), if any, unless and until all of the







FAC Servicer Obligations shall have been paid and/or performed in full and in cash. If any payment shall be made to FCI on account of any subrogation rights at any time prior to the occurrence of the events described in the preceding sentence, each and every amount so paid will be held in trust for the benefit of the Collateral Agent, the Administrative Agent, Triple-A, the Surety and the L/C Bank and forthwith be paid to the Collateral Agent to be credited and applied to the FAC Servicer Obligations to the extent then unsatisfied, in accordance with the terms of this letter of undertaking or any document delivered in connection therewith.

          (viii) The agreements of FCI in this Section 9.14(b) shall remain in full force and effect until all of the FAC Servicer Obligations shall have been performed in full; provided that to the extent that FAC makes a payment, transfer or deposit to any of the Borrower, the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank, which payment, transfer or deposit (or any part thereof) is subsequently invalidated, declared to be fraudulent or preferential or set aside and required to be repaid to FAC, its estate, trustee or receiver or any other Person, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the agreements of FCI hereunder in respect of such FAC Servicer Obligations or part thereof which had been so repaid, shall be reinstated and continued in full force and effect as of the date such initial payment, transfer or deposit occurred.

          (ix) FCI acknowledges that (i) performance of all of the terms contained in this Section 9.14(b) is necessary, and (ii) substantial performance shall not be deemed sufficient performance. In addition, FCI consents to an award of specific performance if sought by the Collateral Agent in the event a court of competent jurisdiction determines a breach of any of its obligations hereunder to have occurred.

          (x) In the event that, notwithstanding anything in this Section 9.14(b) to the contrary, FCI has the right under applicable law to revoke its obligations hereunder, this Credit Agreement shall continue in full force and effect until a written revocation executed by FCI, specifically referring to this Section 9.14(b), is received by the Collateral Agent at its address for notice set forth herein. Any such revocation shall not affect the rights of any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank hereunder with respect to any of the FAC Servicer Obligations (including without limitation any FAC Servicer Obligations which are contingent or unmatured) which arose on or prior to the date on which the above-referenced revocation was received by the Collateral Agent.

          (c)  Management of Developments.  FCI hereby
covenants and agrees that from the Closing Date until the later of the Termination Date or the Collection Date, it shall

          (i) with respect to Developments where FCI or any Subsidiary of FCI maintains primary or substantial responsibility for management, administration or other services of a similar nature, whether by way of contract or pursuant to any relevant VOI Regime, do or cause to be done all things necessary to maintain each such Development (including, without limitation, all grounds, waters and improvements thereon) in at least as good condition, repair and working order as would be customary for prudent managers of similar time share properties; and

          (ii) with respect to Developments where FCI or any Subsidiary of FCI does not maintain primary or substantial responsibility for management, administration or other services of a similar nature, do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, consistent with its relationship (whether contractual or otherwise) with the Person having such primary or substantial responsibility for management, administration or other services), in order to maintain each such Development (including, without limitation, all grounds, waters and improvements thereon) in at least as good condition, repair and working order as would be customary for prudent managers of similar time share properties.

          (d) Management of FairShare Plus Program. FCI hereby covenants that from the Closing Date until the later of the Termination Date or the Collection Date, it shall perform all of its duties and responsibilities related to the operation and management of the FairShare Plus Program, as described more fully in the FairShare Plus Agreement.

          (e) Future Transactions. FCI hereby agrees that, at all times prior to the earlier to occur of (x) the occurrence of the Scheduled Termination Date, and (y) the first date upon which the aggregate principal balance of Triple-A Loans equals or exceeds the Facility Limit;

               (i)  CapMAC has the exclusive right to
          provide or arrange for the provision of financing
          (whether or not by Triple-A pursuant to the Credit
          Agreement) for all Contracts owned by FCI or FAC







          which, if included in the Contract Pool, would constitute Eligible Contracts and would not give rise to the existence of, or any increase in any existing balance of (as the case may be), a Pool Limit Excess (collectively, "Included Contracts"); and

               (ii) Each of FCI and FAC shall be required to offer to CapMAC, in writing, the first right to provide or arrange for the provision of financing (whether or not by Triple-A pursuant to the Credit Agreement) for all Contracts other than Included Contracts ("Excluded Contracts") or any portion of such Excluded Contracts for which financing is sought by FCI or FAC (provided, however, that in the event that CapMAC refuses, or otherwise fails within [thirty (30) days] of its receipt of such written offer to so provide or arrange for the provision of financing for all or a portion of the Excluded Contracts so offered for financing (or to commit to so provide or arrange for the provision of financing, as the case may be) neither FCI nor FAC shall be deemed to have any further obligation under this clause (ii) to offer any additional opportunity to CapMAC to provide or arrange for the provision of financing for (A) the portion of such Excluded Contracts so declined by CapMAC; or
          (B) any other Excluded Contracts of the same class).
          By way of example, and not limitation, for purposes of the foregoing sentence, Excluded Contracts in respect of VOIs or Lots located at a single Development (as described in clause (v) of the defintion of "Pool Limit Excess") shall be deemed to be Excluded Contracts of the same "class", and likewise, Contracts having an Equity Percentage of less than 10% (as described in clause (z) of the definition of "Eligible Contract") shall be deemed to be Excluded Contracts of the same "class"; provided, however, that nothing in this Section 9.14(e) shall preclude FCI or FAC from making borrowings under the FNBB/FCI Agreement or the FNBB/FAC Agreement secured by Contracts and related property, or under any other committed financing facility provided or arranged by FNBB which is substantially equivalent in form and substance to the FNBB/FAC Agreement and FNBB/FCI Agreement.

          Notwithstanding the existence of the exclusive rights described above, CapMAC shall have no obligation whatsoever to provide or arrange for any such financing of Contracts (other than in connection with the making of Triple-A Loans on a Contract Grant Date, to the extent that Triple-A is committed to make such Triple-A Loans hereunder), and for the avoidance of doubt the parties hereto acknowledge that CapMAC may not provide or arrange for any such financing for any reason, including, without limitation, CapMAC's inability, within a reasonable period of time after FCI's or FAC's request for such financing, to arrange (x) a financing which would constitute an "investment grade" risk to the Person providing such financing, without giving effect to any financial guaranty surety policy issued by CapMAC, and/or (y) adequate committed liquidity for such financing (to the extent that such liquidity is deemed necessary as a result of the manner of execution of the proposed facility).

          SECTION 9.15. The Servicer not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it hereunder except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which can be taken to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer pursuant to clause (i) hereof shall be evidenced by an Opinion of Counsel to such effect delivered to the Collateral Agent. No such resignation shall be effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 11.02 hereof.

          SECTION 9.16.  Merger or Consolidation of, or
Assumption of the Obligations of Servicer.

          The Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

               (i)  the corporation formed by such
          consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia and, if the Servicer is not the surviving entity, shall expressly assume by an agreement supplemental hereto, executed and delivered to the Collateral Agent in form satisfactory to the Collateral Agent, the performance of every covenant and obligation of the Servicer hereunder;

               (ii) the Servicer has delivered to the
          Collateral Agent an Officer's Certificate and an
          Opinion of Counsel each stating that such







          consolidation, merger, conveyance or transfer and such supplemental agreement comply with this
          Section 9.16, and all conditions precedent provided for herein relating to such transaction have been satisfied;

               (iii) each of CapMAC and the L/C Bank has expressly approved such merger, consolidation, conveyance or transfer; and

               (iv) immediately prior to and after the
          consummation of such merger, consolidation, conveyance or transfer, no event which, with notice or passage of time or both, would become a Servicer Event of Default under the terms of this Agreement shall have occurred and be continuing.

          SECTION 9.17.  Examination of Records.  Each of
the Borrower and the Servicer shall clearly and unambiguously identify each Pledged Contract in its respective computer or other records to reflect that such Pledged Contract has been Granted to the Collateral Agent pursuant to this Agreement. Each of the Borrower and the Servicer shall, prior to the sale or transfer to a third party of any Contract similar to the Pledged Contracts held in its custody, examine its computer and other records to determine that such Contract is not a Pledged Contract.


                          ARTICLE X

                 EVENTS OF DEFAULT; REMEDIES

          SECTION 10.01.  Events of Default.  Each of the
following events shall constitute a "Event of Default" within the meaning of this Credit Agreement:

          (a)  The occurrence of a Servicer Default; or

          (b) The Borrower, the Servicer (if the Servicer is FAC or any Affiliate thereof) or FCI shall fail to make any payment or deposit to be made by it when due hereunder, and, solely in the case of any such payments, or deposits, which do not constitute payments or deposits of principal or interest on the Triple-A Loans, such failure shall remain unremedied for three Business Days after written notice from the Collateral Agent; or

          (c) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in Sections
5.01 or 5.02, which failure described in this subsection (c) shall remain unremedied for five Business Days after written notice from the Collateral Agent; or







          (d) Any representation or warranty made or deemed to be made by the Borrower, or any of its officers or employees, under or in connection with this Credit Agreement, any other Facility Document, any Settlement Report or other information or report delivered pursuant hereto, other than any representation or warranty set forth in any of Sections 4.02, 4.03 and 4.04 of this Credit Agreement, shall prove to have been false or incorrect in any material respect when made or deemed to be made; or

          (e) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Credit Agreement or in any other Facility Document on its part to be performed or observed and any such failure shall remain unremedied for ten Business Days after written notice from the Collateral Agent; or

          (f) (1) The Primary Lien shall for any reason, except in the case of the releases contemplated pursuant to
Section 7.11 and 7.12, cease or otherwise fail to be a valid and perfected first priority security interest in the Collateral in favor of the Collateral Agent; or (2) The L/C Bank Lien shall for any reason, except in the case of the releases contemplated pursuant to Section 7.11 or 7.12, cease or otherwise fail to be a valid and perfected senior security interest in the Collateral, subordinated only to the Primary Lien;

          (g) (i) An Insolvency Event shall occur with respect to the Borrower; or (ii) the Borrower shall take any corporate action to authorize the filing of any such Insolvency Proceeding; or

          (h)  As of the close of business on any Settlement
Date, there shall exist any (1) Borrowing Base Shortfall,
(2) O/C Shortfall or (3) Spread Account Shortfall; or

          (i) The Seller shall cease to own 100% of the issued and outstanding stock of the Borrower, or FCI shall cease to own 100% of the issued and outstanding stock of the Seller; or

          (j)  There shall have occurred, since the
Effective Restatement Date, a material adverse change in the financial condition of the Borrower or there shall have occurred any event which materially and adversely affects the collectibility of the Pledged Contracts generally or the ability of the Borrower to perform hereunder; or

          (k) Borrower shall become (1) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or under the control of such an "investment company", (2) a "public utility company" or a







"holding company," a "subsidiary company" or an "affiliate" of any public utility company within the meaning of Section 2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the Public Utility
Holding Company Act of 1935, or (3) otherwise subject to any other federal or state statute or regulation limiting its ability to incur or pay indebtedness; or

          (l) The Seller shall fail duly to observe and perform any covenant or agreement set forth in the Receivables Purchase Agreement, which failure continues unremedied for a period of 30 days after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Borrower, the Servicer or the Collateral Agent, as the case may be, or (ii) the date on which the Seller has actual knowledge thereof; or

          (m)  Either of Triple-A or the Surety shall
determine that continuation of this Credit Agreement without exercise of remedies under Section 9.02 will impose a material adverse regulatory impact on Triple-A or the Surety, as the case may be; or

          (n)  [Reserved]

          (o)  There shall have occurred a draw on the
Letter of Credit (other than a draw solely as a result of the occurrence of an Early Draw Event) or a transfer from available funds in the L/C Cash Collateral Account to the Collection Account pursuant to Section 8.13(e); or

          (p)  [Reserved]

          (q)  [Reserved]

          (r)  Either (i) the fraction (stated as a
percentage) of (A) the sum of the Delinquency Percentages for the three most recently concluded Calculation Periods, divided by (B) three, or (ii) the fraction (stated as a percentage) of (A) the sum of the Delinquency Percentages for the twelve most recently concluded Calculation Periods divided by (B) twelve is, at any time, greater than 1.5%; or

          (s)  With respect to a Contract Sub-Pool, either
(i) the product of four times the sum of the Default
Percentages for the three most recently concluded
Calculation Periods, or (ii) the sum of the Default
Percentages for the twelve most recently concluded
Calculation Periods, is, at any time, for a cumulative (but not necessarily consecutive) period of more than four
Calculation Periods occurring in any 12-month period, greater than the percentage set forth opposite the relevant
Calculation Period set forth below:







          Calculation Period                 Relevant
Percentage

          Ending on and after the Contract        6.5%;
          Grant Date for such Contract
          Sub-Pool, but before the first
          anniversary of such Contract
          Grant Date

          Ending on and after the first           5.5%;
          anniversary of such Contract Grant
          Date but before the second anniversary
          of such Contract Grant Date

          Ending on and after the second          4.5%;
          anniversary of such Contract
          Grant Date but before the third
          anniversary of such Contract
          Grant Date

          Ending on and after the third           4.0%;
          anniversary of such Contract
          Grant Date but before the fourth
          anniversary of such Contract
          Grant Date

          Ending at any time thereafter           3.0%; or

          (t) The fraction (stated as a percentage) of (i) the aggregate outstanding Principal Balance of all Contracts of a single Contract Sub-Pool (other than 1995 Contracts) which became Trigger Contracts on or before the last day of the most recently concluded Calculation Period (in each case determined as of the date on which such Contract became a Trigger Contract), divided by (ii) the original Principal Balance of each Special Contract (other than a 1995 Contract) in such Contract Sub-Pool (in each case determined as of the relevant Contract Grant Date), is at any time, for a cumulative (but not necessarily consecutive) period of more than four Calculation Periods occurring in any 12-month period, greater than the percentage set forth opposite the relevant Calculation Period set forth below:

          Calculation Period           Relevant Percentage

          Ending on and after such           6.0%;
          Contract Grant Date, but
          before the first anniversary
          of such Contract Grant Date

          Ending on and after the first      8.0%
          anniversary of such Contract







          Grant Date, but before the
          second anniversary of such
          Contract Grant Date

          Ending on and after the second     9.5%
          anniversary of such Contract
          Grant Date, but before the third
          anniversary of such Contract
          Grant Date

          Ending on and after the third     11.0%;
          anniversary of such Contract
          Grant Date, but before the
          fourth anniversary of such
          Contract Grant Date


          Ending on and after the fourth     12.5%;
          anniversary of such Contract
          Grant Date, but before the
          fifth anniversary of such
          Contract Grant Date

          Ending on and after the fifth      13.5%;
          anniversary of such Contract
          Grant Date, but before the
          sixth anniversary of such
          Contract Grant Date

          Ending at any time thereafter      14.5%; or

          (u)  Either (i) the product of (x) four (4)
multiplied by (y) the fraction (stated as a percentage) of
(A) the sum of the excess (if any) of the Contract Yield over the Contract Expenses for each of the three most recently concluded Calculation Periods, divided by (B) the average daily Eligible Contract Pool Principal Balance outstanding during such period, or (ii) the fraction (stated as a percentage) of (A) the sum of the excess (if any) of the Contract Yield over the Contract Expenses for each of the twelve most recently concluded Calculation Periods, divided by (B) the average daily Eligible Contract Pool Principal Balance outstanding during such period, is less
than or equa        SECTION 10.02.  Remedies.  During the
existence of an Event of Default, the Collateral Agent on behalf of itself, Triple-A, the Administrative Agent, the Surety and the L/C Bank may, by written notice to the Borrower, take any or all of the following actions, at the same or different times: (i) declare the Termination Date to have occurred; (ii) declare the Obligations and/or the L/C Bank Obligations then accrued and unpaid to be immediately due and payable (in the case of the L/C Bank Obligations, the Collateral Agent shall make such declaration solely at the written direction of the L/C
Bank); (iii) pursue any other legal or equitable remedy available under this Credit Agreement or any of the other Facility Documents (including, without limitation, the institution of any equitable proceedings for specific performance of any of the obligations of the Borrower, the Servicer or FCI hereunder or thereunder); (iv) exercise any rights and remedies of a secured party under Article 9 of the UCC or under any other applicable laws, rules or regulations, which rights and remedies shall be cumulative to those provided for under this Credit Agreement and the other Facility Documents; (v) obtain from the Custodian such original copies of the Pledged Contracts as it may reasonably request for the purpose of undertaking enforcement against an Obligor; and (vi) record, or cause to be recorded in each relevant jurisdiction any and all Contract Conveyance Documents prepared, executed and delivered in accordance with a Contract Grant Date in recordable form; provided, however, that in the case of any event described in Section 10.01(g) above, then, automatically upon the occurrence of such event without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in the Triple-A Note to the contrary notwithstanding, the Obligations and the L/C Bank Obligations then accrued and unpaid shall be immediately due and payable and the Termination Date shall be deemed to have occurred automatically.

          The rights and remedies of a secured party which may be exercised by the Collateral Agent pursuant to clause
(iv) of this Section 10.02 shall include, without limitation, the right to (x) identify and engage a Successor Servicer to act as servicer for the Pledged Contracts in the event of a Servicer Default in accordance with the provisions of Section 11.02, and (y) without notice except as specified below solicit and accept bids for and sell the Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each of the Borrower and the Servicer agrees that, to the extent notice of sale shall be required by law, five Business Days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and that it shall be commercially reasonable for the Collateral Agent to sell the Collateral on an as-is where-is basis, without representation or warranty of any kind. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given and may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          SECTION 10.03.  Optional Preservation of
Collateral. If the Obligations and/or the L/C Bank Obligations then accrued and unpaid have been accelerated following an Event of Default, to the extent permitted by law, the Collateral Agent may elect to retain the Collateral intact for the benefit of itself, the Administrative Agent, Triple-A, the Surety and the L/C Bank and in such event it shall deposit all funds received with respect to the Collateral in the Collection Account and apply such funds in accordance with the payment priorities set forth in Section 7.06, as if there had not been such an acceleration.

          Until the Collateral Agent has elected, or has determined not to elect, to retain the Collateral pursuant to this Section 10.03, the Collateral Agent shall continue to apply all distributions received on such Collateral in accordance with Section 7.06. If the Collateral Agent determines to retain the Collateral as provided in this
Section 10.03, such determination shall be deemed to be a rescission and annulment (but not a waiver) of the aforementioned Event of Default and its consequences pursuant to Section 10.02, but no such rescission and annulment shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          SECTION 10.04.  Restoration of Rights and
Remedies. If any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank has instituted any proceeding to enforce any right or remedy under this Credit Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Person, then and in every such case the Borrower, the Servicer, FCI, the Collateral Agent, the Administrative Agent, Triple-A, the Surety and the L/C Bank shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of each of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank shall continue as though no such proceeding had been instituted.

          SECTION 10.05.  Waiver of Stay or Extension Laws.
Each of FCI, the Borrower and the Servicer hereby covenants
(to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Credit Agreement or any of the other







Facility Documents to which it is a party; and each of FCI, the Borrower and the Servicer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, on the basis of any such law, hinder, delay or impede the execution of any power herein granted to the Collateral
Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 10.06.  Sale of Collateral.

          (a) The power to effect any sale (a "Sale") of any portion of the Collateral pursuant to Section 10.02 hereof shall not be exhausted by any one or more Sales as to any portion of such Collateral remaining unsold, but shall continue unimpaired until the entire Collateral shall have been sold or all amounts payable on the Obligations, the L/C Bank Obligations and otherwise under this Agreement with respect thereto shall have been paid, whichever occurs later. The Collateral Agent may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

          (b)  The Collateral Agent shall execute and
deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a Sale thereof. In addition, the Collateral Agent is hereby irrevocably appointed the agent and attorney-in-fact of each of the Borrower and the Servicer to transfer and convey the Borrower's interest in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such Sale shall be bound to ascertain the Collateral Agent's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          SECTION 10.07.  Recovery of Judgment.  The
Collateral Agent's right to seek and recover judgment on the Obligations and/or the L/C Bank Obligations or otherwise under this Credit Agreement or any of the other Facility Documents shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Credit Agreement. None of the rights or remedies of any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank hereunder or under any of the other Facility Documents shall be impaired by the recovery of any judgment by any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank against the Borrower or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Borrower.








                         ARTICLE XI

                      SERVICER DEFAULTS

          SECTION 11.01.  Servicer Defaults.  If any one of
the following events (a "Servicer Default") shall occur and be continuing:

          (a) any failure by the Servicer to deliver to the Collateral Agent any information or reports required pursuant to Section 6.01(a), (d), (e) or (f), which continues unremedied for a period of five Business Days after such report is due; provided, however, the Servicer shall not be entitled to cure any future failure to deliver any Servicer's Daily Report pursuant to Section 6.01(a) after the Servicer shall have received written notice from to the Collateral Agent to the effect that, in its reasonable good faith judgment and based on information it believes to be reliable, it has determined that the Servicer is no longer able (or, in the future may no longer be able) to discharge its duties effectively under this Credit Agreement or under any of the other Facility Documents to which it is a party; or

          (b) any failure (i) by the Servicer to deliver any other information to the Collateral Agent required pursuant to Section 6.01 (including, without limitation, the failure to deliver any Settlement Report) on or before the date such information or Settlement Report is required to be given or made under the terms of this Credit Agreement, (ii) by the Servicer or FCI to make any payment, transfer or deposit on or before the date such payment, transfer or deposit is required to be made under the terms of this Credit Agreement or any of the other Facility Documents to which it is a party, and, solely in the case of any such payments which do not constitute payments of principal or interest on the Triple-A Loans, such failure shall remain unremedied for three Business Days after written notice from the Collateral Agent or (iii) by the Servicer to give instructions or notice to the Collateral Agent pursuant to
Article IX on or before the date such instruction or notice is required to be made or given under the terms of this Credit Agreement, and such failure shall remain unremedied for five Business Days; or

          (c) any failure on the part of (i) the Servicer or FCI duly to observe or perform any other covenants or agreements of the Servicer or FCI set forth in this Credit Agreement or any of the other Facility Documents to which it is a party, or (ii) if the Servicer is FAC, enforce and otherwise pursue any of its rights against FCI under any of the Facility Documents at the direction of the Collateral Agent from time to time, which failure continues unremedied for a period of ten days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Collateral Agent, or to the Servicer and the Collateral Agent by any of the Administrative Agent, the Surety, or Triple-A, or after the occurrence of the Primary Collection Date, by the L/C Bank;
or the Servicer or FCI shall assign its duties under this Credit Agreement or under any of the other Facility
Documents to which it is a party, except as permitted in accordance with the terms of Sections 11.02 and 14.04; or

          (d) any representation, warranty or certification made by the Servicer or FCI in this Agreement or any other Facility Document to which it is a party or in any certificate delivered pursuant to this Credit Agreement or any other Facility Document to which it is a party shall prove to have been incorrect in any material respect when made or deemed to be made; or

          (e) (i) An Insolvency Event shall occur with respect to any of the Servicer, the Seller, FAC or FCI, or any other Significant Subsidiary of FCI; or (ii) any of the Servicer, the Seller, FAC or FCI, or any other Affiliate of FCI, shall take any corporate action to authorize the filing of any such Insolvency Proceeding;

          (f) there shall remain in force, undischarged, unsatisfied, unbonded (or not otherwise fully insured) and unstayed, for more than thirty days, whether or not consecutive, any final judgment rendered against FAC (if FAC or any Affiliate of FAC is the Servicer), or against FCI, which, together with any other outstanding final judgments against such Persons which have remained in force, undischarged, unsatisfied, unbonded (or not otherwise fully insured) and unstayed, for more than thirty days, exceed, in aggregate, an amount equal to $1,000,000; or

          (g)  [Reserved]; or

          (h) (1) other than in the cases described in clauses (2) and (3) below, the Servicer shall fail to pay any principal of or premium or interest on any Debt, if the aggregate principal amount of such Debt is $1,000,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or (2) if the Servicer is FCI or an Affiliate of FCI, thirty (30) days shall have elapsed after the occurrence of an "Event of Default" under the FNBB/FAC Agreement or the FNBB/FCI Agreement, and such "Event of Default" shall not have been cured or waived during such thirty-day period, or FNBB (or its agent) shall have otherwise taken any action to accelerate its indebtedness under either such agreement or pursued any other remedy against the borrower or its assets thereunder; or (3) if the Servicer is FCI or an Affiliate of FCI, the occurrence of an "Event of Default" or an event which with the giving of notice or lapse of time or both would constitute an "Event of Default" under the Pledge and Servicing Agreement for the Interval Ownership and Lot Contract Pay-Through Notes (7.58%) Series 1993-A, issued by Fairfield Funding Corporation; or

          (i) if the Servicer is FAC or an Affiliate of FAC, FCI, or the Borrower, the occurrence of any Event of Default; or

          (j)  any of the Collateral Agent, the
Administrative Agent, Triple-A, the Surety or, after the occurrence of the Primary Collection Date, the L/C Bank (A) shall receive notice from the Servicer that the Servicer is no longer able to discharge its duties under this Agreement or (B) shall determine, in their respective reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, that the Servicer or, for as long as FAC is the Servicer, FCI has ceased to conduct its business in the ordinary course; or

          (k) the Servicer shall fail to materially comply with the Credit Standards and Collection Policies in the performance of its duties hereunder;

THEN, so long as such Servicer Default shall not have been remedied, the Collateral Agent by notice given in writing to the Servicer (a "Servicer Termination Notice"), (A) prior to the occurrence of the Primary Collection Date, may at the request and shall at the direction of Triple-A or the Surety, and (B) on and after the occurrence of the Primary Collection Date, may at the request and shall at the direction of the L/C Bank, terminate all of the rights and obligations of the Servicer as Servicer under this Agreement (such termination being herein called a "Servicer Transfer"). After receipt by the Servicer of such Termination Notice, all authority and power of the Servicer under this Agreement shall pass to and be vested Successor







Servicer appointed pursuant to Section 11.02; and, without limitation, the Collateral Agent is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights.

          The Servicer agrees to cooperate with the Collateral Agent and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Pledged Contracts provided for under this Agreement, including, without limitation, all authority over any Collections which shall on the date of transfer be held by the Servicer for deposit or withdrawal in a Lock-Box Account or the Collection Account or which shall thereafter be received by the Servicer with respect to the Pledged Contracts, and in assisting the Successor Servicer in enforcing all rights under this Agreement including, without limitation, allowing the Successor Servicer's personnel access to the Servicer's premises for the purpose of collecting payments on the Pledged Contracts made at such premises. The Servicer shall promptly transfer its electronic records relating to the Pledged Contracts to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Pledged Contracts in the manner and at such times as the Successor Servicer shall reasonably request. The Servicer shall allow the Successor Servicer access to the Servicer's officers and employees. To the extent that compliance with this Section
11.01 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest and as shall be satisfactory in form and substance to the Successor Servicer. The Servicer hereby consents to the entry against it of an order for preliminary, temporary or permanent injunctive relief by any court of competent jurisdiction, to ensure compliance by the Servicer with the provisions of this paragraph.











          SECTION 11.02.  Appointment of Successor.

          (a) Appointment. On and after the receipt by the Servicer of a Servicer Termination Notice pursuant to
Section 11.01, or any permitted resignation of the Servicer pursuant to Section 9.15, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Servicer Termination Notice or otherwise specified by the Collateral Agent in writing or, if no such date is specified in such Servicer Termination Notice, or otherwise specified by the Collateral Agent, until a date mutually agreed upon by the Servicer and the Collateral Agent. The Collateral Agent shall as promptly as possible after the giving of a Termination Notice appoint a successor Servicer (in any case, the "Successor Servicer") and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Collateral Agent. Notwithstanding the foregoing, the Collateral Agent shall, if it is unwilling or legally unable so to act, petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of receivables similar to the Pledged Contracts or if no such institution is available, other consumer finance receivables, as the Successor Servicer hereunder.

          (b) Duties and Obligations of Successor Servicer. Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Credit Agreement and shall be subject to all the responsibilities and duties relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Credit Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

          (c)  Compensation of Successor Servicer.  In
connection with such appointment and assumption, the Collateral Agent may make such arrangements for the compensation of the Successor Servicer out of Collections as it and such Successor Servicer shall agree.

          (d) Termination of Servicer's Authority. All authority and power granted to any Successor Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement pursuant to Section 14.04, and shall pass to and be vested in the Borrower and, without limitation, the Borrower is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights upon termination of this







Agreement. The Successor Servicer shall cooperate with the Borrower in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Pledged Contracts. The Successor Servicer shall transfer its electronic records relating to the Pledged Contracts to the Borrower in such electronic form as the Borrower may reasonably request and shall transfer all other records, correspondence and documents relating to the Pledged Contracts to the Borrower in the manner and at such times as the Borrower shall reasonably request. To the extent that compliance with this Section
11.02 shall require the Successor Servicer to disclose the information of any kind which the Successor Servicer deems to be confidential, the Borrower shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests and as shall be reasonably satisfactory in form and substance to the Borrower.

          SECTION 11.03. Certain Matters Affecting the Successor Servicer. The Successor Servicer hereunder shall be entitled to the following rights, remedies, and protections in carrying out its duties as Servicer hereunder: (i) the Successor Servicer shall not be liable for any act or omission in carrying out its duties, in the absence of its gross negligence, bad faith or willful misconduct; (ii) the Successor Servicer may rely on and be fully protected in acting or refraining from acting in accordance with any resolution, certificate, letter, statement, instrument, opinion, report, notice, request, consent order, appraisal, bond, or other document received by it which it has reason to believe is genuine and signed or presented to it by a proper party; (iii) the Successor Servicer may consult with counsel, and any opinion from such counsel (so long as such counsel is not an employee of the Successor Servicer or an Affiliate of the Successor Servicer) shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Successor Servicer in good faith in accordance with such opinion; and (iv) the Successor Servicer shall not be required to expend or risk its own funds for extraordinary expenses or otherwise incur extraordinary financial liability in the performance of its duties hereunder if it reasonably believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (which assurance shall be deemed to have been given by an unsecured indemnity agreement from an institutional investor having a long term unsecured indebtedness rating of at least A or its equivalent from either of S&P or Moody's). The reference to extraordinary expenses and liabilities in clause (iv) of the preceding sentence refers to the out-of-pocket costs and expenses, including any attorneys' fees and expenses, incurred in connection with suits against Obligors for the enforcement of Pledged Contracts pursuant hereto, together with the risk of any liabilities or counterclaims which could be incurred in connection therewith.


                         ARTICLE XII

                         INDEMNITIES

          SECTION 12.01.  Liabilities to Obligors.  No
obligation or liability to any Obligor under any of the Pledged Contracts is intended to be assumed by any of the Collateral Agent, the Administrative Agent, Triple-A, the
Surety or the L/C Bank under or as a result of this Credit
Agreement, any of the other Facility Documents and the transactions contemplated hereby and thereby, and, to the maximum extent permitted by law, each of the Collateral
Agent, the Administrative Agent, Triple-A, the Surety and the L/C Bank expressly disclaim any such obligation and liability.

          SECTION 12.02. Tax Indemnification. The Borrower agrees to pay, and to indemnify, defend and hold harmless each of the Collateral Agent, the Administrative Agent, Triple-A, the Surety and the L/C Bank from any taxes which may at any time be asserted with respect to the Purchase of the Pledged Contracts and the other Transferred Assets by the Borrower, or any Grant of the Collateral to the Collateral Agent, including, without limitation, any sales, transfer, mortgage, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other income taxes arising out of distributions in respect of the Triple-A Loans, other than any such income taxes imposed by a jurisdiction in which the indemnified person is not otherwise subject to tax on its income) and costs, expenses and reasonable counsel fees in defending against the same.

          SECTION 12.03.  Servicer's Indemnities.  The
Servicer shall defend and indemnify each of the Collateral Agent, the Administrative Agent, Triple-A, the Surety, the L/C Bank and FAC (if it is no longer the Servicer) and any of their respective successors and permitted assigns, against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken, or failure to take any action by the Servicer (but not by any predecessor Servicer) with respect to this Credit Agreement, any Pledged Contract or any other Facility Document; provided, however, that if a Successor Servicer is acting as Servicer, such indemnity shall apply only in respect of any grossly negligent action taken, or grossly negligent failure to take any action, or reckless disregard of duties hereunder, or bad faith or willful misconduct by such Successor Servicer. This indemnity shall survive any Servicer Transfer (but a Servicer's obligations under this Section 12.03 shall not relate to any actions of any Successor Servicer after a Servicer Transfer) and any payment of the amount owing under, or any purchased release by the Borrower of any such Pledged Contract.

          SECTION 12.04. FAC's Indemnities. FAC shall defend and indemnify each of the Borrower, the Collateral Agent, the Administrative Agent, Triple-A, the Surety, the L/C Bank and the Servicer (if FAC is no longer the Servicer) against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of (i) the breach of any representation, warranty or covenant of FAC made hereunder or any representation, warranty or covenant of FAC made under the Receivables Purchase Agreement (including, without limitation, any indemnification obligation of FAC thereunder) and (ii) any action taken, or any failure to take action, by FAC at any time whatsoever with respect to this Credit Agreement, any of the other Facility Documents to which it is a party, or any Pledged Contract.

          SECTION 12.05. Borrower's Indemnities. Without limiting any other rights which any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank or any of their respective successors and assigns (each, an "Indemnified Party") may have hereunder or under applicable law, the Borrower hereby agrees to defend and indemnify each Indemnified Party from and against any and all costs, expenses, losses, damages, claims and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting from this Credit Agreement, any Pledged Contract or any other Facility Document, or any transaction contemplated hereby or thereby, or from any action taken, or failure to take any action by the Borrower with respect to this Credit Agreement, any Pledged Contract or any other Facility Document, including, but not limited to, any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising as a result of or otherwise in connection with:

          (i) the failure of the Custodian to maintain in the portion of its files dedicated to Pledged
     Contracts, all original copies of each such Pledged
     Contract (other than in the case of any Contracts not required to be in Contract Files pursuant to Section
     4.02(x));







         (ii) any breach by the Borrower of any of its representations, warranties, covenants or other obligations under this Credit Agreement or any other
     Facility Document;

        (iii) the failure to vest in the Borrower a first priority perfected ownership interest in the Collateral, free and clear of any Lien (other than the Primary Lien, the L/C Bank Lien and, with respect to Collateral other than Pledged Contracts, Permitted Encumbrances), or the failure to vest in the Collateral Agent a first priority perfected security interest in the Collateral for the benefit of itself, the Administrative Agent, Triple-A and the Surety, and a second priority perfected security interest in the Collateral for the benefit of the L/C Bank, in each case free and clear of any Lien (other than the Primary Lien, the L/C Bank Lien and, with respect to Collateral other than Pledged Contracts, Permitted Encumbrances);

         (iv) the failure to have filed, or any delay in filing, financing statements or other similar instru-ments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to perfection of interests in any Collateral, whether at the time of any Contract Grant Date or at any subsequent time;

          (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Pledged Contract (including, without limitation, a defense based on such Pledged Contract, this Credit Agreement or any other Facility Document not being a legal, valid and binding obligation of the obligor thereof, enforceable against it in accordance with its terms), or any other claim resulting from the sale or Grant of a Pledged Contract, this Credit Agreement or any other Facility Document;

        (vii) any products liability, consumer liability, claim by any third party, or other claim arising out of or in connection with any Lot or VOI which is the subject of any Pledged Contract, this Credit Agreement or any other Facility Document;

       (viii) the commingling of Collections at any time with any other funds;

         (ix)  the Borrower's failure to maintain any
     Insurance Policy required under this Credit Agreement or any other Facility Document;









          (x) any failure of the Originator, the Seller or the Borrower to perform its duties or obligations in accordance with applicable law;

         (xi) any action or omission by the Originator, the Seller or the Borrower, reducing or impairing the rights of the Collateral Agent with respect to any Pledged Contract, or the value of any Pledged Contract (including, without limitation, any cancellation or modification of any Pledged Contract by the Originator, the Seller or the Owner, other than a Permitted Deferral); or

        (xii) any investigation, litigation or proceeding related to this Credit Agreement or the use of proceeds of the Triple-A Loans or the issuance of the Letter of Credit or in respect of any Pledged Contract;

excluding, however, (a) Indemnified Amounts to the extent resulting from willful misconduct, bad faith or gross negligence on the part of such Indemnified Party, (b) re-course for uncollectible Contracts or (c) any income or franchise taxes (or any interest, penalties or additions to tax with respect thereto) incurred by such Indemnified Party arising out of or as a result of this Credit Agreement or the interest Granted hereunder in Pledged Contracts.

          SECTION 12.06. Operation of Indemnities. Any indemnification under this Article XII shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments to any of the Borrower, the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank pursuant to this Article XII and if any such Indemnified Party thereafter collects any of such amount from others, each such Indemnified Party shall promptly repay such amounts collected to the Servicer without interest.


                        ARTICLE XIII

                    THE COLLATERAL AGENT

          SECTION 13.01. Authorization and Action. Each of CapMAC, the Administrative Agent, Triple-A, the Surety and the L/C Bank (collectively with their respective successors and assigns, the "Secured Creditors") hereby designates and appoints CapMAC as "Collateral Agent" under this Credit Agreement and each of the other Facility Documents, and authorizes the Collateral Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of the







Facility Documents, together with such powers as are reasonably incidental thereto. The Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in the Facility Documents. In addition, the Collateral Agent shall not have any fiduciary relationship with any Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Collateral Agent shall be read into the Facility Documents or otherwise exist for the Collateral Agent. The provisions of this Article XIII govern the relationship between the Collateral Agent and the Secured Creditors and are solely for the benefit of the Collateral Agent and the Secured Creditors, and none of the Borrower, the Servicer, FAC or FCI (collectively, the "Other Parties") shall have any rights as a third-party beneficiary or otherwise under any of the provisions of this Article
XIII. In performing its functions and duties under the Facility Documents, the Collateral Agent shall act solely as agent for the Secured Creditors and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Other Parties or any of their respective successors or assigns. The Collateral Agent shall not be required to take any action which exposes the Collateral Agent to personal liability or which is contrary to the terms of any of the Facility Documents or applicable law. The appointment and authority of the Collateral Agent under the Facility Documents shall terminate on the Collection Date.

          SECTION 13.02.  Delegation of Duties.  The
Collateral Agent may execute any of its duties under the Facility Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          SECTION 13.03. Exculpatory Provisions. Neither the Collateral Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them or any Person described in Section 13.02 under or in connection with the Facility Documents (except for its, their or such Person's own gross negligence or willful misconduct), or
(ii) responsible in any manner to any of the Secured Creditors for any recitals, statements, representations or warranties made by any of the Other Parties contained in any of the Facility Documents or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, any of the Facility Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Facility







Documents or any other document furnished in connection therewith, or for any failure of any of the Other Parties to perform its respective obligations thereunder, or for any failure of any Obligor to perform its obligations under any Pledged Contract, or for the satisfaction of any conditions specified in Article III of this Credit Agreement. The Collateral Agent shall not be under any obligation to any Secured Creditor to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, the Facility Documents, or to inspect the properties, books or records of any of the Other Parties. This Section 13.03 is intended solely to govern the relationship between the Collateral Agent, on the one hand, and the Secured Creditors, on the other.

          SECTION 13.04. Reliance by Collateral Agent. The Collateral Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Other Parties), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall in all cases be fully justified in failing or refusing to take any action under any of the Facility Documents or any other document furnished in connection therewith unless it shall first receive such advice or concurrence of the Secured Creditors or all of them, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Secured Creditors against any and all liability, cost and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Facility Documents, in accordance with a request of Triple-A made pursuant to the Facility Documents.

          SECTION 13.05. Notice of Termination Events; Etc. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default unless the Collateral Agent has received notice from a Secured Creditor or one of the Other Parties referring to this Credit Agreement, stating that any Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default, has occurred hereunder and describing such Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default.







The Collateral Agent shall take such action with respect to such Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default as shall be directed by all of the Secured Creditors other than the L/C Bank (unless such action (x) is to be taken after occurrence of the Primary Collection Date, or (y) such action is limited to a declaration to the effect that all L/C Bank Obligations then accrued and unpaid are immediately due and payable in accordance with the terms of Section 10.02 after the occurrence of an Event of Default, in which case, the Collateral Agent shall take such action as shall be directed by the L/C Bank); provided that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default as the Collateral Agent shall deem advisable and in the best interests of the Secured Creditors.

          SECTION 13.06. Non-Reliance on Collateral Agent and Other Secured Creditors. Each Secured Creditor expressly acknowledges that neither the Collateral Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Collateral Agent hereafter taken, including, without limitation, any review of the affairs of any of the Other Parties, shall be deemed to constitute any representation or warranty by the Collateral Agent. Each Secured Creditor represents and warrants to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other Secured Creditor and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the Contracts, Developments, and the business, operations, property, prospects, financial and other conditions and creditworthiness of the Other Parties, and made its own decision to enter into this Credit Agreement and any of the other Facility Documents to which it is a party. Each Secured Creditor also represents that it will, independently and without reliance upon the Collateral Agent or any other Secured Creditor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement and any of the other Facility Documents, and to make such investigation as it deems necessary to inform itself as to the Contracts and the Developments, and the business, operations, property, prospects, financial and other condition and creditworthiness of each of the Other Parties. The Collateral Agent shall not have any duty or responsibility to provide any Secured Creditor with any credit or other information concerning the Contracts or the Developments, the business, operations, property, prospects, financial and other condition or creditworthiness of the Other Parties which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates, provided, however, that with reasonable promptness following the reasonable request of a Secured Creditor, made in writing, the Collateral Agent shall make available to such Secured Creditor information concerning the Contracts or the Developments, the business, operations, property, prospects, financial and other condition or creditworthiness of the Other Parties which information (1) is actually in the possession of the Collateral Agent at the time of such request, (2) has been provided to the Collateral Agent by or on behalf of the Borrower or one of its Affiliates, and (3) is described in such request with reasonable specificity.

          SECTION 13.07. Reimbursement and Indemnification. Each of the Secured Creditors agrees to reimburse and indemnify the Collateral Agent and its officers, directors, employees, representatives and agents ratably according to their pro rata shares of outstanding Obligations and L/C Bank Obligations, to the extent not paid or reimbursed by the Other Parties (i) for any amounts for which the Collateral Agent, acting in its capacity as Collateral Agent hereunder, is entitled to reimbursement by the Other Parties hereunder and (ii) for any other expenses incurred by the Collateral Agent, in its capacity as Collateral Agent and acting on behalf of the Secured Creditors, in connection with the administration and enforcement of the Facility Documents, the Contracts, the VOIs and Lots, and any of the other Collateral.

          SECTION 13.08. Collateral Agent in Its Individual Capacity. Each of the Collateral Agent, the Surety, Triple-A and the L/C Bank and each of its respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Other Parties or any Affiliate of the Other Parties as though the Collateral Agent, the Surety, Triple-A or the L/C Bank were not the Collateral Agent, the Surety, Triple-A or the L/C Bank hereunder, respectively. With respect to the transactions contemplated pursuant to the Facility Documents, CapMAC as the Collateral Agent shall have the same rights and powers under the Facility Documents as any other Secured Creditor and may exercise the same as though it were not the Collateral Agent, and the terms "Secured Creditor," and "Secured Creditors" shall include CapMAC as the Collateral Agent in its individual capacity.

          SECTION 13.09.  Successor Collateral Agents.  The
Collateral Agent may, upon thirty (30) days' notice to the







Borrower and each of the Secured Creditors, and the Collateral Agent shall, upon the direction of all of the Secured Creditors resign as Collateral Agent. If the Collateral Agent shall resign as Collateral Agent under the Facility Documents, then the Secured Creditors during such thirty (30) day period shall appoint a successor agent, which successor agent shall be approved by the Borrower, which approval shall not be unreasonably withheld or delayed, whereupon such successor agent shall succeed to the rights, powers and duties of the Collateral Agent and the term "Collateral Agent" shall mean such successor agent, effective upon its appointment, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Credit Agreement. If for any reason no successor Collateral Agent is appointed by the Secured Creditors during such thirty (30) day period, then effective upon the termination of such thirty (30) day period, the Secured Creditors shall perform all of the duties of the Collateral Agent under the Facility Documents and the Borrower shall make all payments in respect of the Obligations and the L/C Bank Obligations directly to the applicable Secured Creditor and for all purposes shall deal directly with the Secured Creditors. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Article XIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under the Facility Documents.

          SECTION 13.10.  UCC Filings and Title
Certificates. The Secured Creditors and the Other Parties expressly recognize and agree that the Collateral Agent may be listed as (x) the secured party of record on the various Uniform Commercial Code filings required to be made under this Credit Agreement in order to perfect the collateral assignments from the Borrower to the L/C Bank and to the other Secured Creditors of security interests in the Collateral, and (y) the secured party of record on the various other assignments with respect to the Collateral as described more fully in Exhibit C or Exhibit D, that such listings shall be for administrative convenience only in creating a record or nominee secured party to take certain actions under the Facility Documents on behalf of one or more of the Secured Creditors and that such listing will not affect in any way the respective status of the Secured Creditors as the beneficial owners of their respective security interests in the Collateral. In addition, such listings shall impose no duties on the Collateral Agent other than those expressly and specifically undertaken in accordance with the provisions of this Article XIII.








                         ARTICLE XIV

                        MISCELLANEOUS

          SECTION 14.01. Amendments, Etc. No amendment to or waiver of any provision of this Credit Agreement nor consent to any departure by the Borrower or the Servicer, shall in any event be effective unless the same shall be in writing and signed by (i) the Collateral Agent, the Administrative Agent, Triple-A, the Surety and the L/C Bank, the Borrower, FCI and the Servicer (with respect to an amendment) or (ii) the Collateral Agent, the Administrative Agent, Triple-A, the Surety and the L/C Bank, (with respect to a waiver or consent by any of them), the Borrower (with respect to a waiver or consent by it), FCI (with respect to a waiver or consent by it), or the Servicer (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Credit Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall con-stitute the entire agreement (together with the exhibits hereto) among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written under-standings (except such understandings as are set forth in the Fee Letter or the L/C Fee Letter.

          SECTION 14.02.  Notices, Etc.   All notices and
other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex com-munication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, five days after being deposited in the mails, or, in the case of notice by telex, when telexed against receipt of answer back, or in the case of notice by facsimile copy, when verbal communication of receipt is obtained, in each case addressed as aforesaid, except that notices and communications pursuant to Article II shall not be effective until received.

          SECTION 14.03. No Waiver; Remedies. No failure on the part of any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 14.04. Binding Effect; Assignability; Termination. This Credit Agreement shall be binding upon the Borrower, the Servicer, FCI, FAC, Triple-A, the Collateral Agent, the Administrative Agent, the Surety, the L/C Bank and their respective successors and permitted assigns (which successors of the Borrower shall include a trustee in bankruptcy), and shall inure to the benefit of each such Person, and each of their respective successors and permitted assigns. None of the Borrower, the Servicer or FCI may assign any of its rights or obligations hereunder or any interest herein without the prior written consent of Triple-A, the Collateral Agent and the L/C Bank. The L/C Bank may not assign any of its rights and obligations hereunder, under the Letter of Credit or any interest herein without the prior written consent of Triple-A, the Surety and the Collateral Agent. Each of Triple-A, the Collateral Agent, the Administrative Agent, the L/C Bank and the Surety may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of the Borrower or the Servicer. Without limiting the foregoing, the Borrower hereby acknowledges that Triple-A has agreed pursuant to the Liquidity Agreement, the Liquidity Security Agreement and certain related agreements that, subject to the restrictions set forth therein, and under certain circumstances as described therein, certain parties providing credit enhancement and/or liquidity for Triple-A in connection with the Credit Agreement (including, without limitation, the "Liquidity Collateral Agent" under the Liquidity Security Agreement), shall be entitled to exercise Triple-A's rights under this Credit Agreement and in addition, shall constitute third-party beneficiaries of this Credit Agreement. The Borrower hereby consents to the foregoing and agrees to cooperate with any such Person electing to exercise Triple-A's rights under this Credit Agreement.

          This Credit Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Termination Date, as the Collection Date shall occur; provided, however, that the rights and remedies with respect to any breach of any repre-sentations, warranties or covenants made by any of the Borrower, the Servicer, FAC or FCI (including, without limitation, the covenants of each of the Borrower, the Servicer and FAC under Sections 12.02, 12.03, 12.04, and 12.05), shall be continuing and shall survive any termina-tion of this Credit Agreement; provided further, however, that to the extent that a payment, transfer or deposit is made by or on behalf of any of the Borrower, the Servicer,







FAC or FCI, to any of the Collateral Agent, the Administrative Agent, Triple-A, the Surety or the L/C Bank, which payment, transfer or deposit (or any part thereof) is subsequently invalidated, declared to be fraudulent or preferential or set aside and required to be repaid to any of the Borrower, the Servicer FAC or FCI, or its respective estate, trustee or receiver or any other Person, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the agreements hereunder in respect of such Obligations or L/C
Bank Obligations or part thereof which had been so repaid, shall be reinstated and continued in full force and effect as of the date such initial payment, transfer or deposit occurred.

          SECTION 14.05. Release of Collateral. Upon the termination of this Credit Agreement pursuant to Section 14.04, the Collateral Agent shall release all liens and assign to the Borrower (without recourse, representation or warranty) all right, title and interest of the Collateral Agent in and to the Collateral, and all proceeds thereof. The Collateral Agent shall execute and deliver such instruments of assignment, in each case without recourse, as shall be reasonably requested by Borrower to release the security interests of the Collateral Agent in the Collateral.

          SECTION 14.06. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE COLLATERAL AGENT IN THE COLLATERAL OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH OF THE BORROWER, THE SERVICER, FAC AND FCI HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID, OR, AT THE OPTION OF EITHER TRIPLE-A, THE COLLATERAL AGENT OR THE L/C BANK, BY SERVICE UPON CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019, WHICH EACH OF THE BORROWER, THE SERVICER, FAC AND FCI HEREBY IRREVOCABLY APPOINTS AS ITS AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN OR AMONG THE PARTIES HERETO, OR ANY OF THEM, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM







IN CONNECTION WITH THIS CREDIT AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. WITH RESPECT TO THE FOREGOING CONSENT TO JURISDICTION, EACH OF THE BORROWER, FAC AND FCI HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS
SECTION 14.06 SHALL AFFECT THE RIGHT OF TRIPLE-A, THE COLLATERAL AGENT OR THE L/C BANK TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT
OF TRIPLE-A, THE COLLATERAL AGENT OR THE L/C BANK TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OF THE BORROWER, FAC OR FCI OR ITS RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

          SECTION 14.07.  Costs, Expenses and Taxes.
(a) In addition to the rights of indemnification granted under Article XII hereof, the Borrower agrees to pay on demand

          (x) all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing fees as provided for in Section 5.01(c), and any requested amendments, waivers or consents) of this Credit Agreement and the other documents to be delivered hereunder, including, without limitation, the reason-able fees and out-of-pocket expenses of counsel for Triple-A, the Collateral Agent, the Administrative Agent, the Surety and the L/C Bank with respect thereto and with respect to advising Triple-A, the Collateral Agent, the Administrative Agent, the Surety and the L/C Bank as to its rights and remedies under this Credit Agreement, the other Facility Documents, and the other agreements to be delivered hereunder and thereunder, and

          (y) all reasonable costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement or preservation of the rights and remedies of each of Triple-A, the Collateral Agent, the Administrative Agent, the Surety and the L/C Bank under this Credit Agreement, the other Facility Documents and the other agreements and documents to be delivered hereunder and thereunder.

          (b) The Borrower agrees to pay, indemnify and hold each of Triple-A, the Collateral Agent, the Administrative Agent, the Surety and the L/C Bank harmless from and against any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and







recording of this Credit Agreement, the other Facility Documents and the other agreements, instruments and documents to be delivered hereunder and thereunder, and agrees to indemnify each of Triple-A, the Collateral Agent, the Administrative Agent, the Surety and the L/C Bank and their respective assignees against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

          (c) The Borrower agrees to pay, indemnify and hold each of Triple-A, the Collateral Agent, the Administrative Agent, the Surety, the L/C Bank and each of their respective affiliates, control persons, officers, directors, shareholders, employees, and agents (all the foregoing, collectively, the "indemnified parties") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance, administration and management of this Credit Agreement, the other Facility Documents and the other agreements and documents to be delivered hereunder and thereunder (all the foregoing, collectively, the "indemnified amounts"), provided that none of the Borrower, FAC or FCI shall have any obligation hereunder to any indemnified party with respect to indemnified amounts arising from the gross negligence or willful misconduct of such indemnified party.

          (d) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to Triple-A in connection with this Agreement or the funding or maintenance of Triple-A Loans hereunder, Triple-A is required to compensate (i) CapMAC (or any other indemnified party under the Insurance Agreement) in respect of fees and expenses under circumstances similar to those described in Section 14.07(a)(x) or (y), or (ii) the Liquidity Agent or any Liquidity Bank (or any other indemnified party under the Liquidity Agreement) in respect of fees and expenses under circumstances similar to those described in Section 14.07(a)(y), then within ten days after demand by Triple-A accompanied by a certificate setting forth the amounts of compensation so required and the calculations thereof in reasonable detail, the Seller shall pay to Triple-A such additional amount or amounts as may be necessary to pay the applicable Liquidity Bank the amounts due or to otherwise reimburse Triple-A for any amounts paid by it.

          SECTION 14.08.  Limitations on Payments.
Notwithstanding anything herein or elsewhere to the contrary, the Borrower's obligations to make payments hereunder, or under any of the other Facility Documents


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(including, without limitation, any Reimbursement Obligation or L/C Reimbursement Obligation), to the extent that a source of any such payment is the Collection Account and/or the funds or investments maintained therein, shall be subject in all events to the limitations on permitted payment dates and the designation of payment priorities set forth in Section 7.06.

          SECTION 14.09.  Execution in Counterparts;
Severability. This Credit Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Credit Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 14.10. No Bankruptcy Petition Against Triple-A. Each of the Borrower, FAC, and FCI and the L/C Bank covenants and agrees that it will not institute against Triple-A, or join any other Person in instituting against Triple-A, any Insolvency Proceeding under bankruptcy law or under any similar federal or state law.

          SECTION 14.11. Further Assurances. Each of the Borrower, FAC and FCI covenants and agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Collateral Agent more fully to effect the purposes of this Credit Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Pledged Contracts for filing under the provisions of the UCC of any applicable jurisdiction.

          SECTION 14.12.  Effect on Original Credit
Agreement. Each of the parties hereto ratifies the Advances, Grants, Triple-A Loans; Borrowings, payments, representations, warranties, covenants and indemnities made by, to, in favor of, or otherwise on behalf of, such party under the Original Credit Agreement and agrees that such agreement is, as of the date hereof and until the Effective Restatement Date has occurred, in full force and effect. From and after the Effective Restatement Date, (i) the terms and provisions of this Credit Agreement shall amend and supersede the terms and provisions of the Original Credit Agreement in their entirety and the continuing rights, remedies and obligations of the parties with respect to any such Advances, Grants, Triple-A Loans, Borrowings, payments,







representations, warranties, covenants and indemnities under the Original Credit Agreement shall be governed by the terms and provisions of this Credit Agreement to the same extent as if such Advances, Grants, Triple-A Loans, Borrowings, payments, representations, warranties, covenants and indemnities had been made under this Credit Agreement, and
(ii) all references in any other Facility Documents to the Original Credit Agreement or Appendix A thereto shall mean and be a reference to the Original Credit Agreement and such Appendix A as each of the same have been amended hereby, and
(iii) each "Advance", "Grant", "Triple-A Loan", "Borrowing" and "Triple-A Note" referred to in the Original Credit Agreement or Appendix A thereto, or in any other Facility Document, shall mean and be a reference to an Advance, Grant, Triple-A Loan, Borrowing and Triple-A Note hereunder or under Appendix A hereto. It is expressly understood and agreed that the execution and delivery of this Credit Agreement is not intended to be, and shall not be construed as, a novation of the Original Credit Agreement, any of the other Facility Documents, or any of the transactions evidenced thereby.

          SECTION 14.13. Confidentiality. Except to the extent otherwise required by applicable law or as may be necessary to enforce any rights in respect of this Credit Agreement, or any related document, instrument or agreement, each of CapMAC, Triple-A and the L/C Bank shall, unless the provider thereof shall otherwise consent in writing (i) maintain the confidentiality of information obtained as a result of being a party hereto or to related documents from FCI, FMB, FAC, FCC, or a POA with respect to the operation, management, or financial condition of any POA ("Confidential Information") and (ii) not disclose, deliver or otherwise make available to any third party any part of any such Confidential Information; provided, however, that CapMAC, Triple-A and the L/C Bank may disclose any Confidential Information (w) to its legal counsel, auditors and accountants, (x) as may be required or requested by any central bank or governmental authority, regulatory body or rating agency, (y) subject to a written confidentiality agreement having terms substantially similar to this Section 14.13, to any reinsurer, bank, financial institution or other party that extends or is considering the extension of liquidity or of debt or equity financing to CapMAC, Triple-A, or the L/C Bank, or is reinsuring or considering the reinsurance of the obligations of CapMAC, Triple-A, or the L/C Bank, or (z) as may be required or appropriate in response to a court order or in connection with any litigation; provided further, however, that none of CapMAC, Triple-A, and the L/C Bank shall have any obligation of confidentiality whatsoever in respect of any information which may be generally available to the public or becomes








available to the public through no fault of CapMAC, Triple-A or the L/C Bank, respectively.





































          IN WITNESS WHEREOF, the parties below have caused this Credit Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

                         FAIRFIELD CAPITAL CORPORATION



                        By:/s/ Robert W. Howeth
                           _____________________________________
                         Title:    President

                         Address:  2800 Cantrell Road
                                   Little Rock, Arkansas 72202
                                   Attn:  President
                         Telephone:     (501) 664-6000 (Ext.581)
                         Telecopy:      (501) 660-7151


                         FAIRFIELD ACCEPTANCE CORPORATION



                        By: /s/ Robert W. Howeth
                           _____________________________________
                         Title:    President

                         Address:  2800 Cantrell Road
                                   Little Rock, Arkansas 72202
                                   Attn:  President
                         Telephone:     (501) 664-6000
                         Telecopy:      (501) 660-7151


                         FAIRFIELD COMMUNITIES, INC.



                        By: /s/ Robert W. Howeth
                           _____________________________________
                         Title:    Senior Vice President

                         Address:  2800 Cantrell Road
                                   Little Rock, Arkansas 72202
                                   Attn:  President
                         Telephone:     (501) 664-6000
                         Telecopy:      (501) 660-7151











                         TRIPLE-A ONE FUNDING CORPORATION

                         By:  Capital Markets Assurance
                              Corporation, its Attorney-in-
                              Fact

                         By: /s/ Phil Theoharides
                           ____________________________________
                         Title:    Vice President
                         Address:  885 Third Avenue
                                   New York, New York  10022
                                   Attn:     Head of Exposure Management
                         Telephone:     (212) 755-1155
                         Telecopy:      (212) 755-5487


                         CAPITAL MARKETS ASSURANCE CORPORATION

                         By: /s/ Phil Theoharides
                           ____________________________________
                         Title:    Vice President
                         Address:  885 Third Avenue
                                   New York, New York  10022
                                   Attn:  Head of Exposure

                                          Management
                         Telephone:     (212) 755-1155
                         Telecopy:      (212) 755-5487


                         THE FIRST NATIONAL BANK OF BOSTON


                         By: /s/ Linda J. Carter
                            ____________________________________
                         Title:    Vice President
                         Address:  115 Perimeter Center
                                   Place N.E.
                                   Suite 500
                                   Atlanta, GA  30346
                                   Attn:  Paul DiVito
                         Telephone:     (770) 390-6500
                         Telecopy:      (770) 390-8434







CRE51.WPD   October 21, 1996 (10:49am)



























